PIONEER FUND

                                   PIONEER II

                              PIONEER GROWTH TRUST
                           Pioneer Capital Growth Fund
                           Pioneer Equity-Income Fund
                               Pioneer Gold Shares


                        PIONEER INTERNATIONAL GROWTH FUND





                                   PROSPECTUS
                                 OCTOBER 1, 1996

                                   PROSPECTUS



                                  PIONEER FUND

                                   PIONEER II

                              PIONEER GROWTH TRUST
                           PIONEER CAPITAL GROWTH FUND
                           PIONEER EQUITY-INCOME FUND
                               PIONEER GOLD SHARES


                        PIONEER INTERNATIONAL GROWTH FUND

                                 60 State Street
                              Boston, MA 02109, USA

TRUSTEES:

JOHN F. COGAN, JR.
MARGARET B. W. GRAHAM
RICHARD H. EGDAHL, M.D.
JOHN W. KENDRICK
MARGUERITE A. PIRET
DAVID D. TRIPPLE
STEPHEN K. WEST
JOHN WINTHROP

CUSTODIAN:

BROWN BROTHERS HARRIMANN & CO.
40 Water Street
Boston, MA 02109, USA

MANAGER:

PIONEERING MANAGEMENT CORPORATION
60 State Street
Boston, MA 02109, USA

PRINCIPAL UNDERWRITER:

PIONEER FUNDS DISTRIBUTOR, INC.
60 State Street
Boston, MA 02109, USA

TRANSFER AGENT:

PIONEERING SERVICES CORPORATION
60 State Street
Boston, MA 02109, USA

PAYING AGENT IN GERMANY:

VEREINS- UND WESTBANK AG
(BLZ 200 300 00)
Alter Wall 22
D-20457 Hamburg

PAYING AGENT AND REPRESENTATIVE IN AUSTRIA:

BANK AUSTRIA AG
(BLZ 20151)
Am Hof 2
A-1011 Vienna and
Vordere Zollamtsstr. 13
A-1030 Vienna

REPRESENTATIVE IN THE FEDERAL REPUBLIC OF GERMANY:

PIONEER FONDS MARKETING GMBH
Maximilianstra(beta)e 21
D-80539 Munich

INDEPENDENT PUBLIC ACCOUNTANTS:

ARTHUR ANDERSEN LLP
One International Place
Boston, Massachusetts 02110, USA


Past results are no guarantee for future development; this may be better or worse. The relation of the US$ to the DM and the OSch fluctuated greatly in the past and may therefore have an appreciable effect upon Fund returns.

Those persons authorized to act as broker-dealers are not entitled to accept monies on behalf of the Pioneer Fund. They are neither authorized agents nor persons employed in performing an obligation of the Pioneer Fund or of the transfer agent.

In this prospectus, Pioneer Fund, Pioneer II, Pioneer Growth Trust and Pioneer International Growth Fund are also designated the "Pioneer Funds".

                                TABLE OF CONTENTS


                                                                   Page
General Information                                                 6
Investment Objectives in Brief                                      6
Legal Form of the Funds                                             7
Minimum Investment                                                  8
Representative in the Federal Republic of Germany                   8
Representative in the Republic of Austria                           8
Independent Public Accountant                                       9
Paying Agents                                                       9
The Manager                                                         9
Remuneration of the Manager                                        11
Management of the Funds                                            12
Principal Underwriter                                              15
Transfer Agent and Shareholder Services                            15
Custodian                                                          16
How to Purchase Shares                                             16
Example of Computation of the Public
Offering Price                                                     18
Net Asset Value and Pricing of Orders                              18
Letter of Intention                                                18
Exchange Privilege                                                 19
Systematic Withdrawal Plan                                         20
Redemption of Shares                                               20
Reinstatement Privilege                                            21
Fax Requests                                                       22
Distribution Options                                               22
Investment of Dividends in Another Fund                            22
Distribution Service Fee                                           23
Redemption of Small Accounts                                       23
Investment Objectives and Policies                                 23
Investment Restrictions                                            27
Risk Factors                                                       33
Selected Data per Share                                            46
Expense Information                                                56
Dividends, Distributions and US Taxation                           59
Shareholder Liability                                              59
Publications                                                       60
Venue                                                              60
Taxation in the Federal Republic of Germany                        60
Taxation in the Republic of Austria                                61
Supervision                                                        62
Cancellation Right                                                 62
Contractual Provisions                                             63



Application form, annual report and, where appropriate, semi-annual report are attached.

                               GENERAL INFORMATION


This Prospectus provides the information about the Funds that every investor should know before investing in the Funds. Please read the following pages carefully and retain them together with the other documents provided for your future reference. The German wording of the terms of the contract, the Prospectus and all other documents and publications of the Pioneer Funds shall apply to your legal relations with the Pioneer Funds.

A summary of the terms of the contract can be found in the section of this Prospectus entitled "Contractual Provisions".

An annual report of the Pioneer Funds must be provided with this Prospectus and may not be older than 16 months (Federal Republic of Germany) or 12 months
(Republic of Austria). If the annual report is dated more than 9 months previously, a half-yearly report must also be provided.

No one is authorized to provide information or make statements regarding the Pioneer Funds which are not contained in this Prospectus or the Financial Reports attached, and any purchase of shares a person may undertake on the basis of such statements or particulars which are not contained in this Prospectus or which deviate from its contents are effected solely at the risk of the buyer.

Fund returns and share prices fluctuate and the value of your account upon redemption may be more or less than your purchase price. Shares in the Funds are not deposits or obligations and are neither guaranteed or endorsed by any bank or other depository institution nor are the shares federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investments in non-US American securities and especially in emerging markets involve additional risks to those ordinarily associated with an investment in US American securities. The Pioneer Funds address investors able to take such risks and may not be suitable for every investor. Further comments may be found in the "Risks" Section.


                         INVESTMENT OBJECTIVES IN BRIEF


The investment objectives of PIONEER FUND and PIONEER II are reasonable income and growth of the capital invested. The Funds seek to achieve these objectives by investing in a broad list of carefully selected, reasonably priced securities rather than investing in securities whose prices reflect a premium from their current market popularity.

PIONEER CAPITAL GROWTH FUND seeks capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks. Any current income produced by a security is not a primary factor in the selection of investments.

PIONEER EQUITY-INCOME FUND seeks current income and long-term growth of capital from a portfolio primarily composed of equity securities of North American corporations which distribute dividends. The Fund seeks to produce a current dividend yield which exceeds the published average yield of the securities comprising the "Standard & Poor's Index of 500 common stocks".

PIONEER GOLD SHARES seeks long-term capital appreciation by investing in securities of companies engaged in the mining, processing, refining or sale of gold or other precious metals.

PIONEER INTERNATIONAL GROWTH FUND seeks long-term growth of capital by investing in a portfolio consisting primarily of non-US American equities and American Depositary Receipts.

In order to achieve its investment objective, the Pioneer Funds may, to a varying degree, invest a portion of its assets in foreign securities. See "Investment Objectives and Policies" in this Prospectus.

There is, of course, no assurance that the Pioneer Funds will achieve their investment objectives.

                                      (6)

                             LEGAL FORM OF THE FUNDS


PIONEER FUND and PIONIER II are self-contained investment companies independent of one another with an unrestricted number of shares for issue (so-called "mutual investment fund") which were re-organized as a Delaware business trust on May 1, 1996.

PIONEER INTERNATIONAL GROWTH FUND is a mutual investment fund in the legal form of a Massachusetts business trust.

PIONEER CAPITAL GROWTH FUND, PIONEER EQUITY-INCOME FUND and PIONEER GOLD SHARES are diversified series, that is Funds of the PIONEER GROWTH TRUST, an investment company with an unrestricted number of shares for issue (so-called "mutual investment funds") which has been established in the legal form of a Massachusetts business trust.

Each share holds the same proportionate proprietary right to a Fund as every other share. At a shareholder's meeting, the shares of each Fund generally vote as individual series on the affairs of the Trust unless the Investment Company Act 1940 requires the joint vote of all three Funds. For matters concerning only one individual Fund (for example, changes in the investment objectives of a portfolio), only the shares of the Fund in question vote as a separate series. The shares are not bound by preemption, subscription or exchange rights and are freely transferable. The shareholders are entitled to one vote for each share held and may vote on the election of trustees and in other matters submitted to the shareholders. In the event of liquidation of the Trust, the shareholders shall receive their proportionate share of each Fund, subject to the rights of creditors: (a) the proceeds of the sale of assets held in the respective series to which the shares of the Trust apply minus (b) accounts payable of the Trust to which the respective Funds apply. The shares of a Fund are entitled to equal shares in the profits, dividends and assets solely of the respective Fund. The Trust reserves the right to create and issue additional series of shares in addition to the three Funds currently available.

As open-end investment funds, PIONEER FUND, PIONEER II, PIONEER CAPITAL GROWTH FUND, PIONEER EQUITY-INCOME FUND, PIONEER GOLD SHARES and PIONEER INTERNATIONAL GROWTH FUND (the "Pioneer Funds") continuously offer their shares to the public and under normal conditions must redeem their shares upon the demand of a shareholder at the then current net asset value per share. See "Redemption of Shares".

Each share in the Pioneer Funds has equal rights as to voting, dividends, liquidation proceeds and redemption. There are neither preferential nor multiple voting shares.

Although the Pioneer Funds are not required to hold annual shareholder meetings, the shareholders have the right to call special meetings for the purpose of electing or removing Trustees or passing other resolutions as provided by the Declaration of Trust and the Statement of Additional Information.

The shares of the Pioneer Funds are fully-paid and non-assessable. The shares will remain on deposit with the Pioneer Funds' transfer agent and certificates will only be issued on demand. The Pioneer Funds reserve the right to charge a fee for the issuance of certificates.

The share capital of the Pioneer Funds is at all times equal to their net assets.

Apart from the Class A shares described in this Prospectus, the PIONEER CAPITAL GROWTH FUND, PIONEER EQUITY-INCOME FUND, PIONEER GOLD SHARES and PIONEER INTERNATIONAL GROWTH FUND also issue Class B and Class C shares which are, however, only available in the USA. The shares of each class represent a share of the corresponding Fund's assets and are entitled to the same voting rights, distribution rights and rights in the event of redemption or liquidation. The Class B and Class C shares are essentially distinguishable from Class A shares in that Class B and Class C shares may be acquired without an initial sales charge, instead incurring a higher distribution fee and possibly a contingent deferred sales charge. The share classes vote separately on the question of the approval of the distribution service fee.

                                      (7)

All references made to "shares" in this Prospectus apply to "Class A shares".


                               MINIMUM INVESTMENT


The minimum initial investment is US$ 50.- for PIONEER FUND and PIONEER II shares.

         The minimum initial investment is US$ 1,000.- for PIONEER CAPITAL GROWTH FUND, PIONEER EQUITY-INCOME FUND, PIONEER GOLD SHARES and PIONEER INTERNATIONAL GROWTH FUND.


                REPRESENTATIVE IN THE FEDERAL REPUBLIC OF GERMANY


Pioneer Fonds Marketing GmbH
Maximilianstra(beta)e 21
D-80539 Munich

is acting representative of the Pioneer Funds in the Federal Republic of Germany pursuant to ss.6 of the Foreign Investment Law.

The representative represents the Pioneer Funds in and out of court. It is the authorized recipient of communications intended for the Manager and the Principal Underwriter.

Place of jurisdiction for actions to be brought against the Pioneer Funds, the Manager or the Principal Underwriter relating to sales of shares in the Federal Republic of Germany is Munich.


                    REPRESENTATIVE IN THE REPUBLIC OF AUSTRIA


Bank Austria Aktiengesellschaft
Am Hof 2
A-1010 Vienna and

Vordere Zollamtsstr. 14
D-1030 Vienna

acts as representative of the Pioneer Funds in the Republic of Austria.

The representative represents the Pioneer Funds in and out of court. It is the authorized recipient of communications intended for the Manager and the Principal Underwriter.

Place of jurisdiction for actions to be brought against the Pioneer Funds, the Manager or the Principal Underwriter relating to sales of shares in the Republic of Austria is Vienna.




                                      (8)

                          INDEPENDENT PUBLIC ACCOUNTANT


Arthur Andersen LLP act as independent public accountants for the Pioneer Funds; the company performs annual statutory audits and prepares tax returns and provides assistance in connection with checking documents to be submitted to the US supervisory board, the Securities and Exchange Commission ("SEC").


                                  PAYING AGENTS


Acting as paying agent in the Federal Republic of Germany is

Vereins- und Westbank AG
Alter Wall 22
D-20457 Hamburg


Acting as paying agent in the Republic of Austria is

Bank Austria Aktiengesellschaft
Am Hof 2
A-1011 Vienna and
Vordere Zollamtsstr. 13
A-1030 Vienna

The establishment of the paying agents serves to facilitate payment transactions between the European investor and the transfer agent of the Pioneer Funds.

The paying agents maintain an account, convert incoming investments in DEM and ATS into US$ for the usual banking charge and transmit these by return via SWIFT to the account of the relevant Pioneer Fund with the Custodian. The payment of sales proceeds can also be transacted via the paying agents on the same terms.

In Germany, investors may request cash payment of redemption proceeds, dividends and other payments from the Pioneer Funds in Deutsche Mark through the paying agent.


                                   THE MANAGER


The Pioneer Funds are managed by the Pioneering Management Corporation ("PMC") under the terms of existing contracts. PMC, a stock corporation, serves as investment adviser to the Pioneer Funds and is also responsible for the overall management of the business affairs of the Pioneer Funds, subject only to the authority of the Board of Trustees.

In addition to the Pioneer Funds, PMC also manages other investment funds not publicly distributed in the Federal Republic of Germany and the Republic of Austria and serves as investment adviser for certain other institutional accounts.

PMC's executive offices are located at 60 State Street, Boston, Massachusetts 02109. PMC's share capital as of 31.12.1995 amounted to US$40.7 million.

Under the terms of its contract with the Pioneer Funds, PMC assists in the management of the Pioneer Funds and is authorized in its discretion to buy and sell securities for the account of the individual Pioneer Funds, subject to the right of the Trustees to hinder such a purchase or sale.

PMC pays all the usual business expenses of the Pioneer Funds, including executive salaries and office rentals, with the exception of the following which are to be paid by the Pioneer Funds: (a) taxes and fiscal


                                      (9)
charges to the government; (b) interest on borrowed money, if any; (c) charges and expenses of legal counsel to the Pioneer Funds; (d) the charges and expenses of auditors and also of fund accounting and appraisal services; (e) insurance premiums; (f) dues and fees for membership in trade associations; (g) fees and expenses for reports to supervisory agencies and those involved in registering - and maintaining registration - of the shares of the Funds with the Securities and Exchange Commission and in the various states, territories and foreign states; (h) compensation of those Trustees who are not affiliated with or interested persons of PMC; (i) the charges and expenses of any custodian, shareholder services, dividend disbursing agents and transfer agent; (j) issue and transfer taxes chargeable to the Pioneer Funds; (k) all expenses of shareholders' and Trustees' meetings and of reports to the shareholders; (l) the cost of share certificates; (m) accounting costs and (n) fees paid in accordance with Rule 12b-1. In addition to the expenses described above, the Pioneer Funds shall also pay all brokers' commissions chargeable to the Funds in connection with securities transactions to which they are a party.

All Pioneer Funds investing in shares are overseen by a Share Committee, which consists of PMC's most senior equity professionals, and an Investment Management Committee, which consists of the managers of the US-American Share Portfolios. Both Committees are chaired by Mr. David Tripple, PMC's President and Chief Investment Officer. Mr. Tripple joined PMC in 1974 and has had general responsibility for PMC's investment operations and specific portfolio assignments for the last five years.

Mr. Tripple is also responsible for the day-to-day management of PIONEER GOLD SHARES and the management of the international investments of Pioneer II, which account for approximately 15-25% of the Fund's total assets.

Responsibility for the day-to-day management of the US American portion of PIONEER II resides with Mr. Francis J. Boggan, Vice President of the Fund and PMC. Mr. Boggan joined PMC in 1991 and was previously Director of Equity Investments in the insurance industry.

Dr. Norman Kurland is responsible for the day-to-day management of the portfolio of the PIONEER INTERNATIONAL GROWTH FUND. Dr. Kurland joined PMC in 1990 after working with a variety of investment and industrial concerns.

Mr. Warren J. Isabelle, Vice President of the Fund, is responsible for the day-to-day management of the PIONEER CAPITAL GROWTH FUND. Mr. Isabelle joined PMC in 1984 and has managed the Fund since its inception.

The day-to-day management of the PIONEER FUND and the PIONEER EQUITY-INCOME FUND has been in the hands of Mr. John A. Carey, Vice President of these Funds and of PMC since May 1992. Mr. Carey joined PMC in 1979.


                                      (10)

                                 MANAGEMENT FEE

PIONEER FUND AND PIONEER II. As compensation for its management services and certain expenses which PMC incurs on behalf of the Funds, the Funds pay PMC a management fee that is comprised of two components. The first component is a Basic Fee equal to 0.60% p.a. of the respective Fund's average daily net assets (the "Basic Fee"). The second component is a performance fee adjustment.

COMPUTING THE PERFORMANCE FEE ADJUSTMENT. The Basic Fee is subject to an upward or downward adjustment, depending upon whether the investment performance of the respective Fund for the performance period exceeds, or is exceeded by, the record of the index determined by the Fund to be appropriate over the same period. For this purpose, the Trustees have designated the Lipper Growth and Income Funds Index ("Index") for both Funds . The Index represents the arithmetic mean performance (i.e. equally weighted) of the 30 largest funds with a growth and income investment objective.

The performance period consists of the current month and the prior 35 months ("performance period"). Each percentage point of difference (up to a maximum of +10) is multiplied by a performance adjustment rate of 0.01%. Thus, the maximum performance adjustment rate is 0.10% p.a. This performance comparison is made at the end of each month. An appropriate percentage of this rate (based upon the number of days in the current month) is then multiplied by the respective Fund's average net assets for the entire performance period, giving a dollar amount that will be added to (or subtracted from) the Basic Fee.

The performance of the respective Fund is calculated based on its net asset value per share. For the purposes of calculating the performance adjustment, any dividends or capital gains distributions paid by the respective Fund are treated as if re-invested in Fund shares at the net asset value per share as of the record date for payment. The record for the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities comprise the Index.

Because the adjustment to the Basic Fee is based on the comparative performance of the respective Fund and the record of the Index, the controlling factor is not whether Fund performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparable investment record of the respective Fund is based solely on the relevant performance over a longer or shorter period of time.

From time to time the Trustees may determine that another securities index is a more appropriate benchmark than the Index for the purposes of evaluating the performance of the respective Fund. In such event, a successor index may be substituted for the Index. However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the performance of the respective Fund compared to the Index.

The Fund's current management contract with PMC became effective on May 1, 1996. Under the terms of the contract, beginning on May 1, 1996, the Fund will pay management fees at a rate equal to the Basic Fee plus or minus the amount of the performance adjustment for the current month and the preceding 35 months. At the end of each succeeding month, the performance period will roll forward one month so that it is always a 36-month period consisting of the current month and the prior 35 months as described above. If including the initial rolling performance period (that is, the period prior to the effectiveness of the management contract) has the effect of increasing the Basic Fee for any month, such aggregate prior results will be treated as Index neutral for purposes of calculating the performance adjustment for such month. Otherwise, the performance adjustment will be made as described above.

The Basic Fee is computed daily, the performance fee adjustment is calculated once per month and the entire management fee is normally paid monthly.

Until May 1, 1996, as compensation for its management services and certain expenses which PMC incurred, PMC was entitled to a management fee equal to 0.50% per annum of the Fund's average daily net assets, up to $250 million, 0.48% of the next $50 million, and 0.45% of the excess over $300 million. The fee was normally computed daily and paid monthly. During the fiscal year ended September 30, 1995, Pioneer II incurred expenses of approximately $43,240,000 including management fees paid to PMC of approximately $21,051,000. During the fiscal year ended December 31, 1995, the Pioneer Fund incurred expenses of approximately ss.21,453,000 including management fees of approximately $10,330,000.

                                      (11)

PIONEER CAPITAL GROWTH FUND,  PIONEER  EQUITY-INCOME  FUND, PIONEER GOLD SHARES:
The management fee equals 0.65% per annum of the average daily net assets of each Fund up to US$300 million, 0.60% of the next US$200 million, 0.50% of the next US$500 million and 0.45% of the excess over US$1 billion. The fee is normally computed daily and paid monthly.

PIONEER INTERNATIONAL GROWTH FUND: The management fee equals 1.00% per annum of the average daily net assets of the Fund up to US$300 million, 0.85% of the next US$200 million of its assets and 0.75% of the assets exceeding US$500 million. The fee is normally computed daily and paid monthly.

The management fee paid by this Fund is higher than those paid by most investment funds. Due to the greater complexity of managing a fund with an international investment strategy, the management fees of funds investing internationally are higher than those paid by most investment funds. The management fees are normally computed daily and paid monthly.


                             MANAGEMENT OF THE FUNDS


The Trustees of the Pioneer Funds have overall responsibility for the management and supervision of the Pioneer Funds. By virtue of the functions performed by PMC as investment adviser, the Fund requires no employees other than its executive officers, all of whom receive their compensation from PMC or other sources.

The Trustees and executive officers of the Pioneer Funds are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are "interested persons" of the Funds within the meaning of the Investment Company Act of 1940:

JOHN F. COGAN,  JR.*,  CHAIRMAN OF THE BOARD,  PRESIDENT  AND  TRUSTEE,  DATE OF
BIRTH: JUNE 1926 President, Executive Director and a Director of The Pioneer Group, Inc. ("PGI"); Chairman and Director of PMC and Pioneer Funds Distributor, Inc.; Director of Pioneering Services Corporation ("PSC"),Pioneer Capital Corporation ("PCC") and of Forest-Starms (a Russian commercial timber joint venture); President and Director of Pioneer Plans Corporation, Pioneer
Investment Corp. ("PIC"), Pioneer Metals and Technology, Inc., Pioneer International Corp., Pioneer First Russia, Inc. and Pioneer Omega, Inc.; President and Director of Pioneer Goldfields Limited and Teberebie Goldfields Limited; Chairman of the Supervisory Board of Pioneer Funds Marketing GmbH, Member of the Supervisory Board of First Polish Trust Fund Joint Stock Company; President and Trustee of all Pioneer Funds and Partner of Hale & Dorr (counsel to the Funds). 60 State Street Boston, Massachusetts.

RICHARD H. EGDAHL, M.D., TRUSTEE, DATE OF BIRTH: JULY 1926
Professor of Management, Boston University School of Management, since 1988, Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine and Boston University Medical Center. Executive Vice President and Vice Chairman of the Board, University Hospital, Academic Vice President for Health Affairs, Boston University; Director, Essex Investment Management Company, Inc. (investment adviser), Health Payment Reviews (health care containment software firm), Mediplex Group, Inc. (nursing care facilities firm), of Peer Review Analysis, Inc., Springer Verlag New York, Inc., Honorary Director, Franciscan Children's Hospital. Boston University Health Policy Institute 53 Bay State Road Boston, Massachusetts 02115

MARGARET G. W. GRAHAM, TRUSTEE, DATE OF BIRTH: MAY 1947
Founder member of the Winthrop Group, Inc. (a consulting company) since 1982, Managing Director of the Development Department, Xerox Palo Alto Research Center from 1991 to 1994; Professor of Operations Management and Management of Technology, Boston University School of Management from 1989 to 1993 and Trustee of all Pioneer Funds (with one exception). The Keep Post Office Box 110 Little Deer Isle, Maine 04650

                                      (12)

JOHN W. KENDRICK, TRUSTEE, DATE OF BIRTH: 1917
Professor Emeritus of Economics, George Washington University; Economic Adviser and Director of the American Productivity and Quality Center and the American Enterprise Institute and Trustee of all Pioneer Funds (with one exception). 6363 Waterway Drive Falls Church, Virginia 22044

MARGUERITE A. PIRET, TRUSTEE, DATE OF BIRTH: MAY 1948
President, Newbury, Piret & Company, Inc. (merchant banking firm)and Trustee of all Pioneer Funds. One Boston Place, Suite 2363 Boston, Massachusetts 02108

DAVID D. TRIPPLE*, TRUSTEE AND EXECUTIVE VICE PRESIDENT, DATE OF BIRTH: FEBRUARY 1944
Executive Vice President and Director of PGI; Chief Investment Officer and Director of PMC, Director of PFD, PCC, PIC, PIntl, First Russia, Omega and Pioneer SBIV Corporation, Executive Vice President and Trustee of all Pioneer Funds. 60 State Street Boston, Massachusetts 02108


STEPHEN K. WEST, TRUSTEE, DATE OF BIRTH: SEPTEMBER 1928
Partner of Sullivan & Cromwell (law office), Trustee of The Winthrop Focus Funds (mutual investment fund) and Trustee of all Pioneer Funds. 125 Broad Street New York, New York 10014


JOHN WINTHROP, TRUSTEE, DATE OF BIRTH: JUNE 1936
President, John Winthrop & Co., Inc. (a private investment firm) and Director of NUI Corp. and American Farmland Trust and Trustee of Alliance Capital Reserves, Alliance Government Reserves and Alliance Tax Exempt Reserves, Trustee of all Pioneer Funds. One North Adgers Wharf Charleston, South Carolina.


WARREN J. ISABELLE,  VICE PRESIDENT (ONLY PIONEER CAPITAL GROWTH FUND),  DATE OF
BIRTH: JANUARY 1952
Director of Research and Senior Vice President of PMC


DR. NORMAN KURLAND, VICE PRESIDENT - INTERNATIONAL  (PIONEER INTERNATIONAL GROUP
FUND), DATE OF BIRTH: NOVEMBER 1949
Senior Vice President of PMC since 1993, Vice President of PMC from 1990 to 1993, Vice President also of other Pioneer Funds.

FRANCIS J. BOGGAN, VICE PRESIDENT (ONLY PIONEER II), DATE OF BIRTH: JULY 1957 Vice President of PMC

WILLIAM H. KEOUGH, TREASURER, DATE OF BIRTH: APRIL 1937
Senior Vice President, Chief Financial Officer and Treasurer of PGI and Treasurer of PFD, PMC, PSC, PCC, PIC, PIntl, Pioneer Metals Technology, Inc., ("PMT"), Pioneer Goldfields Limited, First Russia, Omega and Pioneer SBIC Corporation and Treasurer and Director of PPC and Treasurer of all Pioneer Funds.

                                      (13)

JOSEPH P. BARRI, SECRETARY, DATE OF BIRTH: AUGUST 1946
Secretary of PGI, PMC, PPC, PIC, PIntl, PMT, First Russia, Omega and PCC; Officer of PFD and PSC; Partner, Hale & Dorr (counsel to the Pioneer Funds)and Secretary of all Pioneer Funds.

ERIC W. RECKARD, ASSISTANT TREASURER, DATE OF BIRTH: JUNE 1956
Manager of the Fund Accounting Department of PMC (since May 1994), Manager of Accounts and Operations' Analyses of PGI (until May 1994), Assistant Financial Officer of all Pioneer Funds.

ROBERT P. NAULT, ASSISTANT SECRETARY, DATE OF BIRTH: MARCH 1964
Corporate Attorney and Assistant Secretary of PGI (since 1995); Assistant Secretary of PMC, PIntl, PCL, First Russia, Omega and all Pioneer Funds, Officer of PFD and PSC, formerly junior partner at Hale and Dorr (legal counsel of the Funds).

JOHN A. CAREY, VICE PRESIDENT (NOT PIONEER II), DATE OF BIRTH: MAY 1949 Vice President of PMC and various Pioneer Funds.


The business address of all executive officers is: 60 State Street, Boston, Massachusetts 02109.

The Declarations of Trust of the Pioneer Funds provide that two-thirds of their outstanding shares may vote to remove a Trustee of the Pioneer Funds at any special meeting of shareholders.

All of the outstanding capital stock of Pioneer Funds Distributor, Inc., Pioneering Management Corporation and Pioneering Services Corporation is owned by the Pioneer Group, Inc., a Delaware corporation. PFD is the principal underwriter for the shares of the Funds. Messrs. Cogan, Tripple, Keough and Barri, officers and/or Trustees of the Pioneer Funds, are also officers and/or directors of PFD, PMC, PSC (except Mr. Tripple) and PGI. At the date of this prospectus, John F. Cogan, Jr. owned approximately 14% of PGI's issued shares.

As from November 1, 1995, each Fund pays the following trustees fees:

1. to Trustees who are not associated with PMC, PGI, PFD or PSC
         a. a basic fee of US$500 plus the sum of US$120 per Trustee meeting
         b. a variable fee which is determined according to the amount of the average net assets of the Fund and is not in 1996 expected to exceed US$2,069 for the Pioneer Fund, US$5,267 for Pioneer II, US$1,600 each for Pioneer Capital Growth Fund, Pioneer Equity-Income Fund and Pioneer Gold Shares or US$360 for Pioneer International Growth Fund.

2. to all Trustees
         a. ordinary members of the Audit Committee receive a fee equal to 10% of the average annual trustees fee whereas the Chairman of this Committee receives a fee equal to 20%. It is expected that in 1996 these fees will amount to US$6,000 or US$12,000 for each individual Fund. b. ordinary members of other Committees receive a fee equal to 5% of the average annual trustees fee whereas the Chairman of such a Committee receives a fee equal to 10%.

In order to avoid any conflict of interests, the Funds and the Manager have adopted a Code of Honour which obliges all concerned to put the interests of the Funds and their shareholders before their own personal investment transactions.

                              PRINCIPAL UNDERWRITER


Pioneer Funds Distributor, Inc. ("PFD")
60 State Street
Boston, Massachusetts 01209, USA

is a stock corporation and an indirect, wholly-owned subsidiary of PGI and serves as the Principal Underwriter of the Funds. PFD concludes sales contracts with various distribution and consultancy firms in Europe which empower these to offer publicly shares in Pioneer Funds in those countries where this is legally possible.

                                      (14)

The equity capital of PFD as of December 31, 1995, was US$71.7 million.


                     TRANSFER AGENT AND SHAREHOLDER SERVICES


Pioneering Services Corporation ("PSC")
60 State Street
Boston, Massachusetts, 02109, USA

is a corporation established according to the Law of the Commonwealth of Massachusetts. As Transfer Agent of the Pioneer Funds, it processes the redemptions and sales including the coordination of such transactions with the Custodian. It also distributes dividends and capital gains to the shareholders and maintains the account records of the Pioneer Funds. PSC held equity capital of US$1 million as of December 31, 1995.

It receives an annual fee of US$22.00 (Pioneer Fund), US$22.00 (Pioneer II), US$30.00 (Pioneer Capital Growth Fund, Pioneer Equity-Income Fund, Pioneer Gold Shares) or $22.00 (Pioneer International Growth Fund) per customer account of each Fund plus compensation for out-of-pocket expenses.


                                    CUSTODIAN


Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109, USA

Brown Brothers Harriman & Co. ("BBH") is a U.S. American partnership holding an equity capital as of December 31, 1995, of US$166 million.

The Pioneer Funds have appointed BBH as Custodian for the safekeeping of their securities and other assets.

The Pioneer Funds pay the Custodian a fee equal to between 0.02% of the first US$100 million of the net asset value and 0.002% of the net asset value over US$3 billion for assets in the USA.

For assets outside the USA, the Pioneer Funds pay from 0.06% to 0.025% of the net asset value according to country categories.

For U.S. American securities transactions, Pioneer Funds have to pay between US$6.- and US$20.-; for transactions in respect of other securities, fees become payable of between US$30.- and US$50- according to country categories. In addition, the Custodian is entitled to reimbursement of out-of-pocket expenses. BBH's responsibilities include the safekeeping of securities, collecting interest and dividends on these securities, maintaining bank accounts, controlling the Funds' cash for the purchase and sale of securities and keeping account records of currency transactions.


                             HOW TO PURCHASE SHARES


You may purchase shares of any Pioneer Fund at the public offering price from any securities broker-dealer having a sales agreement with the Principal Underwriter. The minimum initial investment is US$50 for Pioneer Fund and Pioneer II, US$1,000 for Pioneer Capital Growth Fund, Pioneer Equity-Income Fund, Pioneer Gold Shares and Pioneer International Growth Fund. You are further required to complete and sign a purchase order and pay the public offering price. The purchase application is sent by your investment adviser via Pioneer Management (Ireland) Limited, Niederlassung Deutschland,in Hamburg, to the Transfer Agent of the Pioneer Funds.

                                      (15)

Upon receipt of the purchase order and public offering price by PSC, the Pioneer Fund shares are purchased on your behalf. Once the Transfer Agent has received the purchase order, an account is opened in your name and the shares are credited to you valued as of the date of purchase.

The public offering price is the net asset value per share next computed after receipt of a purchase order by the Principal Underwriter, plus a sales charge as follows:

Amount of Purchase                 Sales Charge as a Percentage of

                                   Offering         Net Amount
                                   Price             Invested
                                   -----             --------

Less than US$50,000                5.75%             6.10%

from US$50,000 onwards but less
than US$100,000                    4.50%             4.71%

from US$100,000 onwards but less
than US$250,000                    3.50%             3.63%

from US$250,000 onwards but less
than US$500,000                    2.50%             2.56%

from US$500,000 onwards but less
than US$1,000,000                  2.00%             2.04%

US$1,000,000 or more               0.00%             0.00%

The schedule of sales charges above is applicable to purchases of shares of any Pioneer Fund by (i) an individual (ii) an individual, his spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trusteeship, trust estate or fiduciary account and accounts of U.S. American employee benefit trusts and similar plans.

The Pioneer Funds also offer so-called "Group Plans" under which shares of the funds are sold at a reduced or eliminated sales charge. To this end, certain organizations have to declare themselves willing to make recommendations to, permit group solicitation of, or otherwise facilitate purchases by, it members. Shares of the Funds may further be purchased at a different charge to those given in the schedule through institutions such as insurance companies which integrate the shares in their own financial products (e.g. unit-linked life assurance). Further details may be obtained from Pioneer Fonds Marketing GmbH.

No sales charge is payable at the time of purchase on investments of US$1,000,000 or more, but for such investments a contingent deferred sales charge ("CDSC") of 1% is imposed in the event of certain redemption transactions within one year of purchase. See "Redemption of Shares".

In order to promote sales efforts and to reward the broker-dealers for offering their customers a regular service including keeping account records of purchase and redemption transactions, opening shareholder accounts, providing certain information and advice about a Pioneer Fund, PFD will pay a regular service fee (see 'sales service fee'). The payment of the service fee is linked to the condition that the broker-dealer declares himself willing to allocate an active representative to each account and to meet other conditions so as to ensure a regular service. The service fee may be suspended or altered at any time and ceases automatically upon completion of the sales schedule which is described on
P. 26 of this Prospectus.

The service fee, which may not exceed 0.25% p.a. of the value of the customer account, is computed monthly and paid quarterly.

The sales charge applicable to a current purchase of shares of any Pioneer Fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at current


                                      (16)
offering price) of shares of any of the Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would so qualify. For the purposes of the above clause, the other Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. For example, a person investing US$5,000 in one of the Pioneer Funds who currently owns shares of another Pioneer mutual fund with a value of US$50,000 would pay a sales charge of 4.50% of the offering price on the newly acquired shares.

Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated thirteen-month period. More information is contained in the "Letter of Intention" section.

Shares of the Pioneer Funds may also be sold at net asset value per share without a sales charge to: (a) current or former Trustees and officers of the Pioneer Funds and partners and employees of its legal counsel; (b) current or former directors, officers, employees or sales representatives of PGI or its subsidiary; (c) current or former directors, officers, employees or sales representatives of any subadviser or predecessor investment adviser to any investment company for which PMC serves as investment adviser, and the affiliates or subsidiaries of such persons; (d) current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with PFD; (e) members of the immediate families of any of the persons above; (f) any trust, custodian or other benefit plan of the foregoing persons; (g) insurance companies; (h) certain "wrap accounts" for the benefit of clients of financial planners adhering to standards established by PFD (not Pioneer International Growth Fund); (i) other funds and accounts for which PMC or any of its affiliates serves as investment adviser or manager; and
(j) certain unit investment trusts; shares so purchased are purchased for investment purposes and may not be resold except through redemption or repurchase by or on behalf of the Fund. The availability of this privilege depends upon the receipt by PFD of written notification of eligibility.

Shares sold outside the USA to non-U.S. American investors may be subject to other sales and service charges provided such charges conform to local laws and business usage.


                                      (17)

            EXAMPLE OF COMPUTATION OF THE PUBLIC OFFERING PRICE AS OF
                    AS OF SEPTEMBER 30,1995, USING PIONEER II


The net asset value of US$5,114,963 divided by the number of shares (47,541,206) gives the net asset value per share of US$20.66 which corresponds to the redemption price per share.

The net asset value per share plus a sales charge of 6.10% of the net asset value per share (US$1.26) gives the public offering price per share of US$21.92.


                      NET ASSET VALUE AND PRICING OF ORDERS


Shares of the Pioneer Funds are sold at the public offering price, which is the net asset value per share plus the applicable sales charge. The net asset value per share of each Pioneer Fund is determined by dividing the value of its assets, less liabilities, by the number of shares outstanding. The net asset value is computed once daily, on each day the New York Stock Exchange (the
"Exchange") is open for business, as of the close of regular trading on the Exchange.

Securities are valued at the closing price on the principal exchange or market where they are traded. Securities which have not been traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates delivered by the Funds' independent pricing services. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading hours on the Exchange. The values of such securities used in computing the net asset value of a Pioneer Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading hours on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading hours on the Exchange and will therefore not be reflected in the computation of a Pioneer Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Trustees. All assets of a Pioneer Fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees.

An order for shares received by PFD prior to the close of regular trading on the Exchange (currently 4:00p.m. Eastern U.S. American Time) is confirmed at the public offering price determined at the close of regular trading on the Exchange on the day the order is received. This requires that the order is received by Pioneer Management (Ireland) Limited, Niederlassung Deutschland, in Hamburg by 7:00a.m. Central European time. An order received by PFD following the close of regular trading on the Exchange will be confirmed at the public offering price as of the close of regular trading on the Exchange on the next trading day.

The Pioneer Funds reserve the right in their sole discretion to withdraw all or any part of the offering of shares when, in the judgment of the Funds' management, such withdrawal is in the best interest of a Pioneer Fund. An order to purchase shares is not binding on, and may be rejected by, PFD until it has been confirmed in writing by PFD and payment has been received.


                               LETTER OF INTENTION


Purchases in a Fund of US$50,000 or over (excluding any reinvestments of dividends and capital gains distributions) made within a 13-month period pursuant to a Letter of Intention (contained in the purchase order) provided by PFD will qualify for a reduced sales charge. Such reduced sales charge will be the charge that would be applicable to the purchase of all shares purchased during such 13-month period pursuant to a Letter of Intention had such shares been purchased all at once. For example, a person who signs a Letter of Intention providing for a total investment in Trust shares of US$50,000 over a 13-month period would be charged at the 4.50% sales charge rate with respect to

                                      (18)
all purchases during that period. Should the amount actually purchased during the 13-month period be more or less than that indicated in the Letter, an adjustment in the sales charge will be made. A purchase not made pursuant to a Letter of Intention may be included thereafter if the Letter is filed within 90 days of such purchase. Any shareholder may also obtain the reduced sales charge by including the value (at current offering price) of all his shares in Pioneer Funds held of record as of the date of the Letter of Intention as a credit toward determining the applicable scale of sales charge for the shares to be purchased under the Letter of Intention.

The Letter of Intention authorizes PSC to escrow shares having a purchase price of equal to 5% of the stated investment specified in the Letter of Intention. A Letter of Intention is not a binding obligation upon the investor to purchase, or the Trust to sell, the full amount indicated and the investor should read the provisions of the Letter of Intention carefully before signing.


                               EXCHANGE PRIVILEGE


You may exchange your shares of a Pioneer Fund, which have been purchased directly, in writing at net asset value without a sales charge, for shares of another Pioneer Fund.

Exchanges must be at least US$1,000. A new Pioneer account opened through an exchange must have a registration identical to that on the original account.

If an exchange request is received by PSC before 4:00p.m. Eastern U.S. American Time, the exchange usually will occur on that day if the requirements above have been met. This requires that the exchange request is received by Pioneer Management (Ireland) Limited, Niederlassung Deutschland, by 5:00p.m. Central European time on a day which is not a general public holiday in Germany. If the exchange request is received after 4:00p.m. Eastern U.S. American Time, the exchange will usually occur on the following business day.

You should consider the differences in objectives and policies of the Pioneer Funds, as described in this Prospectus, before making any exchange. For income tax purposes, an exchange represents a sale of the shares exchanged and a purchase of shares in another Fund. Therefore, an exchange could result in a gain or loss on the shares sold if a period of less than 6 months (ss.33 German Income Tax Act) or 12 months (ss.30 Austrian Income Tax Act) lies between purchase and sale of the shares (tax on speculative profits).

AUTOMATIC EXCHANGE:
You may automatically exchange shares from one Pioneer account to another Pioneer account on a regular schedule, either monthly or quarterly. The accounts must have identical registrations and the originating account must have a minimum balance of US$5,000. The exchange will occur on the 18th day of each month.

To prevent abuse of the exchange privilege to the detriment of other shareholders, the Pioneer Funds and Pioneer Funds Distributor, Inc. reserve the right to limit the number and/or frequency of exchanges without prior notice. Such abuse shall be deemed to apply, inter alia, when shareholders respond to short-term market fluctuations with frequent exchanges or when the pattern of their exchange transactions might be construed as an attempt to bring about a specific market timing. The Pioneer Funds will give advance notification to shareholders of any alterations to or elimination of the exchange privilege within the legally prescribed periods of notice.



                                      (19)

                           SYSTEMATIC WITHDRAWAL PLAN


The Systematic Withdrawal Plan is designed to provide a convenient method of receiving fixed payments at regular intervals from shares of any of the Pioneer Funds deposited by the applicant. The applicant must deposit or purchase for deposit with Pioneering Services Corporation ("PSC") shares of a Fund having a total value of not less than US$10,000. Periodic payments of US$50 or more will be deposited monthly, quarterly or yearly directly into a bank account designated by the applicant in DEM or ATS, if desired, or will be sent by US$ check to the applicant, or any person designated by the applicant. Designation of another person to receive checks after the account is opened requires an acceptable signature confirmation if such designation was not stipulated at the time of application.

Any dividend or capital gains distributions on shares under the Systematic Withdrawal Plan will be credited to the account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

Systematic Withdrawal Plan payments are made on the 18th of each month from the proceeds of the redemption of shares deposited under the Plan in an account. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her capital.

The Systematic Withdrawal Plan may be terminated at any time (1) by written notice to PSC or from PSC to the shareholder; (2) upon receipt by PSC of appropriate evidence of the shareholder's death; or (3) when all shares under the Plan have been redeemed.


                              REDEMPTION OF SHARES


As a shareholder, you have the right to redeem your shares, generally at the net asset value, at any time. As a rule, the Pioneer Funds do not impose a redemption charge.

German and Austrian investors may either send their requests for redemption direct to Pioneering Services Corporation ("PSC") or to the Representative to be passed on to PSC. If you hold certificates, these must be submitted to PSC "in good order" in the same way as the written request for redemption.

Shareholders who have their shares managed by a bank or another duly authorized institution must handle the redemption through such bank/institution.

"In good order" means that the certificates and/or the request for redemption must be endorsed and signed by the record owner(s) exactly as the shares are registered and that the signature(s) must be confirmed by a bank which has a correspondent bank in New York. In addition, in some cases (involving fiduciary or corporate transactions), good order may require the furnishing of additional documents. Signature confirmations may be waived for redemption requests of US$50,000 or less, provided that the record holder executes the redemption request, the payment is directed to the record holder at the address of record and the address was not changed in the prior 30 days. Payment normally will be made within seven days after receipt of the aforementioned documents. The Pioneer Funds reserve the right to withhold payment until checks received in payment of shares purchased have cleared, which may take up to 15 calendar days from the purchase date.

The Pioneer Funds' practice will be to repurchase shares offered to them at the net asset value per share determined as of the close of regular trading on the Exchange on the day the request for repurchase is received by Pioneering Services Corporation. If the request for repurchase is received by Pioneer Management (Ireland) Limited, Niederlassung Deutschland by 5:00p.m. Central European time on a day which is not a general public holiday in Germany, it will be confirmed at the net asset value determined on this day (provided it is not a public holiday in the USA).

                                      (20)

Payment of the proceeds is normally made by bank wire in DEM or ATS to the bank account of the shareholder or by forwarding of a check made out in U.S. dollar to the shareholder within seven days after *the certificate and/or the offer for repurchase has been received in good order, as described above, by PSC. Except for certain large accounts subject to a contingent deferred sales charge (as described below), neither the Pioneer Funds nor PFD will charge any fee or commission upon such repurchase which is then settled as an ordinary transaction.

The net asset value per share received upon repurchase may be more or less than the cost of shares to an investor, depending upon the market value at the time of repurchase.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the Securities and Exchange Commission (the "SEC"), by order, so permits.

Purchases of US$1,000,000 or more are not subject to a sales charge. However, if the Pioneer Funds are so instructed by the SEC, such purchases may be subject to a contingent deferred sales charge ("CDSC") in the event of share redemption within 12 months following the share purchase. The charge is imposed at a rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gains distributions) or the total cost of such shares. In determining whether a CDSC is payable, and, if so, the amount of the charge, it is assumed that shares purchased with reinvested dividend and capital gains distributions and then such other shares which are held the longest will be the first redeemed. Shares subject to the CDSC which are exchanged into another Pioneer fund will continue to be subject to CDSC until the original 12-month period expires. Any CDSC will be payable to PFD. If the Pioneer Funds do not receive such instruction, no CDSC will be imposed.

The CDSC on any shares subject to a CDSC may be waived or reduced for retirement plan accounts if the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Internal Revenue Code) of a shareholder or participant in an employer-sponsored retirement plan and also in the event of withdrawals pursuant to various retirement plans (e.g. IRA, 403b, 401k) in the USA in which German shareholders, however, may not as a rule participate. In case of doubt, additional information can be obtained from Pioneer Management (Ireland) Limited, Niederlassung Deutschland. Finally, the CDSC on any shares subject to a CDSC may be partially waived or reduced for redemptions made by any state, county, or city, or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable laws from paying a sales charge in connection with the purchase of shares of any registered investment management company or if the redemption is made pursuant to the liquidation of a Fund or the Fund is repurchasing shares against the shareholder's wishes.


                             REINSTATEMENT PRIVILEGE


If you redeem all or part of your shares of a Pioneer fund you may reinvest all or part of the redemption proceeds without a sales charge in shares of this Fund if you send a written request to PSC not more than 90 days after your shares were redeemed. Your redemption proceeds will be reinvested at the next determined net asset value per share of the respective Pioneer fund in effect immediately after receipt of the written request for reinstatement. Subject to the provisions outlined under "Exchange Privilege" above, you may also reinvest in shares of certain other Pioneer mutual funds. The 90-day reinstatement period may be extended by PFD for periods of up to one year for shareholders living in areas that have experienced a natural disaster, such as a flood, hurricane, tornado or earthquake.

The options and services available to the shareholders may be revised, suspended or terminated at any time by PFD or by the Funds.

                                      (21)

                                  FAX REQUESTS


Requests for the redemption and exchange of shares may be transmitted by fax to:
Pioneer Management  (Ireland) Limited,  Niederlassung  Deutschland at 040-538 91
724.

In the case of a request for redemption or exchange by fax, the redemption or exchange price will be determined based on the date the fax request was received by the Transfer Agent by 4:00p.m. Eastern U.S. American Time. This requires receipt of the purchase order by Pioneer Management (Ireland) Limited, Niederlassung Deutschland by 5:00p.m. Central European time on a day which is not a general public holiday in Germany.

If shares have been issued in the form of certificates, the proceeds will not be paid out until the Transfer Agent has also received the certificates for the shares to be redeemed.

A maximum of US$50,000 may be redeemed by fax and the proceeds may be received by check sent to the address or by bank wire to the account indicated in your Account Application or duly changed at a later date, the last alteration not having been made less than 30 days prior to the fax request.

The Pioneer Funds are not liable for forged faxes and may execute fax requests for the risk of the shareholder unless they did not become aware of the incorrect nature of the fax, intentionally or through gross negligence.


                              DISTRIBUTION OPTIONS


Dividend and capital gains distributions, if any, will automatically be reinvested in additional shares of the appropriate Pioneer fund, at the applicable net asset value per share, unless you indicate another option on your account application.

Two other options available are (a) dividends in cash and capital gains distributions in additional shares; and (b) all dividends and distributions in cash. These two options are not available, however, for retirement plans or for an account with a net asset value of less than US$500. Changes in the distribution options may be made by written request to PSC.


                     INVESTMENT OF DIVIDENDS IN ANOTHER FUND


You may elect (in writing) to have the dividends paid by one Pioneer fund account invested in a second Pioneer fund account. The value of this second account must be at least US$1,000 (US$500 for Pioneer Fund or Pioneer II). Invested dividends may be in any amount, and there are no fees or charges for this service.


                                      (22)

                            DISTRIBUTION SERVICE FEE


The Pioneer Funds have adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940 pursuant to which certain distribution fees are paid to PFD. As required by Rule 12b-1, the Plan was approved by a majority of the outstanding shares held by the shareholders of each Pioneer fund and by the Trustees, including a majority of the Trustees who are not "interested persons" of the Pioneer Funds.

Pursuant to this Plan, each Pioneer fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Fund shares or to provide services to Fund shareholders, provided the categories of expenses for which reimbursement is made are approved by the Funds' Board of Trustees.

As of the date of this Prospectus, the Boards of Trustees of the various Pioneer Funds have approved the following categories of expenses for each fund: (i) a service fee to be paid to qualified broker-dealers (ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the Funds' shares with no initial sales charge (See "How to Purchase Shares") and (iii) reimbursement to PFD for expenses incurred in providing services to shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. Expenditures of a Pioneer fund are accrued daily and may not exceed 0.25% of the average daily net assets. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by a Fund in a given year. The Plan may not be amended to increase materially the annual percentage of average net assets which may be spent for the services described therein without the approval of the shareholders of the Pioneer fund concerned. The Trustees review the appropriateness of the fee on a quarterly basis.


                          REDEMPTION OF SMALL ACCOUNTS


If you hold shares in a fund account with a net asset value of less than US$500 due to redemptions or exchanges, the Pioneer fund concerned may redeem the shares held in this account at net asset value if you have not increased the net asset value of the account to at least US$500 within six months of notice by the Fund to you of the Fund's intention to redeem the shares.


                       INVESTMENT OBJECTIVES AND POLICIES


Each Pioneer fund is managed in accordance with the "Basic Value" investment philosophy of Pioneering Management Corporation ("PMC"), the Pioneer Funds' investment adviser. This approach consists of developing a diversified portfolio of securities consistent with the investment objectives of the various Pioneer Funds and selected primarily on the basis of PMC's judgment that the securities have an underlying, or potential, value which exceeds their current prices. The analysis or quantification of the economic worth, or basic value, of individual companies reflects PMC'S assessment of a company's assets and the company's prospects for earnings growth over the next three to five years. PMC relies primarily on the knowledge, experience and judgment of its own research staff, but also receives information from a variety of outside sources including brokerage firms, electronic data bases, specialized research firms and technical journals.

The Management avoids speculation on great market fluctuations; for this reason, all Pioneer Funds are substantially fully invested at all times. The Pioneer Funds may, however, also hold their entire assets in the form of cash in banks.

THE LIQUID FUNDS HELD BY THE PIONEER FUNDS AT THEIR CUSTODIAN BANK IN THE FORM OF BANK DEPOSITS ARE INSURED DEPENDING UPON THE NATURE OF THE ACCOUNT UP TO AN AMOUNT OF US$100,000 PER ACCOUNT BY THE US AMERICAN FEDERAL INSURANCE DEPOSIT CORPORATION. THE PIONEER FUNDS MAINTAIN BOTH SECURED AND UNSECURED BANK DEPOSITS.

                                      (23)

It is the policy of the Pioneer Funds not to engage in trading for short-term profits and the portfolio turnover rate is not expected to exceed 100% over the coming year. Nevertheless, changes in the portfolio will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the investment decision and usually without reference to the length of time a security has been held. Accordingly, the portfolio turnover rate will not be considered a limiting factor in the execution of investment decisions.
Short-term investments do not normally represent more than 100% of the net assets of a Pioneer fund; a short-term investment is considered to be an investment with a maturity of one year or less from the date of issuance.

The Pioneer Funds are not restricted to investing in securities traded on the stock exchange.

As mutual investment funds under U.S. American law, the Pioneer Funds may not invest more than 10% of their net assets in securities which are not readily marketable. The acquisition of securities which are subject to contractual restrictions on resale is only permitted to the extent of such restriction.


                           PIONEER FUND AND PIONEER II


The investment objectives of PIONEER FUND and PIONEER II are reasonable income and consistent growth of the capital invested.

The Management of the Funds pursues these objectives by investing in a broad list of carefully selected and reasonably priced securities. The major portion of the Funds' assets will be invested in equity securities, including common or preferred stock and securities convertible into common or preferred stock.

Additionally, investment policy also permits occasional investments by PIONEER FUND in foreign securities. Conversely, PIONEER II follows a practice of generally investing 10% to 25% of its assets in foreign securities; the Fund management may, however, in its discretion reduce or eliminate such portion.

PIONEER II may purchase and write put and call options on foreign currencies or purchase and write put and call options on securities indices for hedging purposes. For additional information, see "Risks".

Due to the low investment in international securities, PIONEER FUND uses no instruments to hedge against price and currency risks.

In view of the essentially identical investment policy of both Funds, the same securities may be held at a given time, the amount of the investment of each Fund in such identical securities and the period during which each Fund holds such securities may however vary.

The success of the Funds' investments vary due to changing economic conditions, market fluctuations, portfolio changes and costs. Results achieved in the past or over certain periods may not therefore be representative for future results. An assurance cannot be given that the Funds' investment objectives will be achieved.


                                      (24)

                           PIONEER CAPITAL GROWTH FUND


The investment objective of the Pioneer Capital Growth Fund (the "Growth Fund") is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stock.

In addition to common stock, the Growth Fund also invests in securities with common stock characteris-tics, such as convertible bonds and preferred stock. While there is no requirement to do so, the Growth Fund generally invests at least 80% of its assets in common stock and limits investments in foreign securities to no more than 25% of its assets. Any current income produced by a security is not a primary factor in the selection of investments.


                           PIONEER EQUITY-INCOME FUND


The investment objective of the Pioneer Equity-Income Fund (the "Income Fund") is to seek current income and long-term growth of capital from a portfolio primarily composed of income-producing equity securities of North American corporations. The Income Fund seeks to produce a current dividend yield which exceeds the published composite yield of the securities comprising the Standard & Poor's Index of 500 common stock (the "S&P 500 Index").

Under normal circumstances, the Income Fund will invest at least 80% of its assets in income-producing equity securities (i.e. common or preferred stock). The remainder of the portfolio may be invested in debt obligations, most of which are expected to be securities convertible into common stock. No more than 5% of the Income Fund's assets may be invested in debt securities, including convertible bonds, rated below "BBB" by Standard & Poor's Corporation. Debt securities rated less than "BBB" may have speculative characteristics which may lead to changes in the economic situation or other circumstances contributing to a weakened capacity to make principal and interest payments. Debt securities rated less than "BBB" are speculative investments. If the rating of a debt security is reduced below investment grade ("BBB" or higher), the Income Fund will consider and undertake whatever action is appropriate and consistent with its investment objective and policies. The Income Fund does not invest in foreign securities.


                               PIONEER GOLD SHARES


The investment objective of Pioneer Gold Shares ("Gold Shares") is to seek long-term capital appreciation and such protection against inflation as may be provided by investments in securities of companies engaged in the mining, processing or sale of gold or other precious metals.

Under normal circumstances, Gold Shares will invest at least 70% of their assets in common stock or securities convertible into common stock of companies engaged principally in the mining, processing or sale of gold or products made primarily from gold. A Company will be deemed to be engaged principally in such business if it derives at least 50% of its net income or gross revenues from such activities or if 50% of its assets are devoted to such activities. Gold Share's investment concentration policy (i.e., investing more than 25% of its assets in the gold industry) is a fundamental policy which may not be changed without shareholder approval. The balance of Gold Share's assets may be invested in: (i) securities of companies or countries mining or producing other precious metals such as platinum or silver; (ii) securities which are backed by, or otherwise tied to the price of gold and securities of companies which provide goods or services to the mining industry; and (iii) certain short-term, temporary investments such as marketable obligations issued or guaranteed by the United States government, obligations of U.S. banks and commercial paper.

Gold Shares may invest all or part of their assets in foreign securities, including securities of foreign governments, their agencies or instrumentalities. Because a significant portion of the worldwide production of gold is outside the United States, a significant portion of Gold Share's assets will typically


                                      (25)
consist of such foreign securities. It is also possible that Gold Shares will invest more than 25% of their assets in securities of companies located in a single foreign country.


                        PIONEER INTERNATIONAL GROWTH FUND


The investment objective of the Pioneer International Growth Fund is long-term growth of capital. The Fund pursues this objective by investing in a diversified portfolio consisting primarily of the equity and equity-related securities of companies that are organized and have their head offices outside the United State ("Non-U.S. American companies") and American Depositary Receipts for securities of such companies.

Under normal circumstances, at least 80% of the Fund's total assets are invested in equity securities consisting of common stock and securities with common stock characteristics, such as preferred stock, warrants and debt securities convertible into common stock and American Depositary Receipts for such securities ("Equity Securities"). The Manager currently intends to focus on securities of issuers located in such countries as Australia, Canada, Hong Kong, Japan, Malaysia, Mexico, Singapore, the United Kingdom and other developed countries of Western Europe as well as in the countries with emerging markets listed below. The Fund may also invest up to 20% of its total assets in Other Eligible Investments (as defined below), consisting of money market and fixed-income securities, and may employ certain other active management techniques. Certain of these techniques may be used in an attempt to hedge foreign currency and other risks associated with the Fund's investments. These techniques include purchasing options on securities indices, entering into forward foreign currency exchange contracts, purchasing options on foreign currencies, entering into futures contracts on securities indices and currencies, purchasing and selling options on such futures contracts, and lending portfolio securities. Options and futures contracts are considered derivative financial instruments susceptible to some or all of the following risks: market fluctuations, volatility and leverage risks, correlation risks, credit risk, liquidity and valuation risks.

As to any specific investment in Equity Securities, the Manager's analysis will focus on evaluating the basic value of an enterprise. The Fund will purchase securities for its portfolio when their market price appears to be less than their basic value in the judgment of the Managing Company. In selecting specific investments, the Manager will attempt to identify securities with strong potential for appreciation relative to their downside exposure. In this regard the Manager will also use a macro-analysis of numerous economic and valuation variables to determine the anticipated investment climate in specific countries.

In making these determinations, the Manager Corporation will take into account the price-earnings ratio, the cash flow, the relationship of asset value to market price of the securities and other factors which it may determine from time to time to be relevant. Because current income is not the Fund's investment objective, the Fund will not restrict its investments in Equity Securities to those of issuers with a record of periodic dividend payments.


                             INVESTMENT RESTRICTIONS

                                  PIONEER FUND

The restrictions set forth below are fundamental investment restrictions which apply to the Pioneer Fund. These restrictions of the Fund may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Pursuant to these restrictions, the Fund may not:

(1) issue senior securities, except as permitted by the Fund's borrowing, lending and commodity restrictions, and for purposes of this restriction, the issuance of shares of beneficial interest in multiple classes and series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements, reverse repurchase agreements, dollar rolls, swaps and any other financial transaction entered into pursuant to the Fund's investment policies as described in the Prospectus and in accordance with applicable SEC pronouncements, as well as the pledge, mortgage or hypothecation of the Fund's assets within the


                                      (26)
meaning of the Fund's fundamental investment restriction regarding pledging, are not deemed to be senior securities.

(2) borrow money, except that, as a temporary measure in order to be able to finance share redemptions and for extraordinary or emergency purposes, the Fund may borrow from banks up to 10% of the value of their net assets (including the amount borrowed) provided that inverse repurchase agreements or so-called dollar rolls do not qualify as loans. The Fund will not apply any leverage in order to increase profits. The Fund will not acquire any securities if the sum of loans, inverse repurchase agreements and dollar rolls exceed 10% of the Fund's assets.;


(3) pledge or otherwise encumber, or transfer ownership of or assign as security for indebtedness its securities or receivables in an amount exceeding the amount of the borrowing secured thereby, and guarantee the securities of another company.

(4) purchase securities of a company if the purchase would result in the Fund having more than 5% of the value of its total assets invested in securities of such company;

(5) purchase securities of a company if the purchase would result in the Fund owning more than 10% of the outstanding voting securities of such company;

(6) act as an underwriter or be a party to any issue of securities;


(7) make loans, provided that the purchase of debt securities in which the Fund may invest pursuant to its policy, the conclusion of repurchase agreements or loans of portfolio securities are permissible to the extent set forth in the Prospectus.

(8) invest in commodities, commodity contracts, or real estate;
with the exception that the Fund may invest in forward foreign currency exchange transactions and options and other financial instruments, the acquisition of which is not prohibited to the Fund by the Commodity Exchange Act and its implementing regulations.

(9) purchase securities "on margin" or effect "short sales" of securities;

(10) purchase securities for the purpose of controlling management of other companies;

(11) acquire the securities of any other domestic or foreign investment company or of an investment fund(except in connection with a merger with or acquisition of substantially all the assets of such other investment company); provided, however, that nothing herein contained will prevent the Fund from investing in the securities issued by a real estate investment trust, provided that such trust will not be permitted to invest in real estate or interests in real estate other than mortgages or other security interests;

In order to be able to register its shares in various states and foreign countries, the fund has agreed to abide by certain additional restrictions which may not be changed without the approval of the regulatory agencies in such states and foreign countries (but which may be changed without notice to or approval of the Fund's shareholders). These restrictions are that the Fund will not: (1) purchase the securities of any issuer if such purchase would result in the Fund owning more than 10% of any class of securities of such issuer; (2) invest in uncovered puts or calls, or straddles, spreads, or any combination thereof, or in oil, gas or other mineral leases or exploration or development programs; (3) borrow in excess of 10% of gross assets taken at cost; (4) pledge, mortgage, hypothecate or otherwise encumber any assets of the Fund; (5) invest in non-U.S. American securities (exclusive of non-U.S. American securities listed on recognized U.S. American or foreign securities exchanges), together with other investments which are not readily marketable, in excess of 5% of average net assets; and (6) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges.

                                      (27)

                                   PIONEER II

The restrictions set forth below are fundamental investment restrictions which apply to Pioneer II. These restrictions of the Fund may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Pursuant to these restrictions, the Fund may not:

1) issue senior securities, except as permitted by the Fund's borrowing, lending and commodity restrictions, and for purposes of this restriction, the issuance of shares of beneficial interest in multiple classes and series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements, reverse repurchase agreements, dollar rolls, swaps and any other financial transaction entered into pursuant to the Fund's investment policies as described in the Prospectus and in accordance with applicable SEC pronouncements, as well as the pledge, mortgage or hypothecation of the Fund's assets within the meaning of the Fund's fundamental investment restriction regarding pledging, are not deemed to be senior securities.

(2) borrow money, except that, as a temporary measure in order to be able to finance share redemptions and for extraordinary or emergency purposes, the Fund may borrow from banks up to 10% of the value of their net assets (including the amount borrowed) provided that inverse repurchase agreements or so-called dollar rolls do not qualify as loans. The Fund will not apply any leverage in order to increase profits. The Fund will not acquire any securities if the sum of loans, inverse repurchase agreements and dollar rolls exceed 10% of the Fund's assets.;

3) pledge or otherwise encumber, or transfer ownership of or assign as security for indebtedness its securities or receivables in an amount exceeding the amount of the borrowing secured thereby, and guarantee the securities of another company.

(4) purchase securities of a company if the purchase would result in the Fund having more than 5% of the value of its total assets invested in securities of such company;

(5) purchase securities of a company if the purchase would result in the Fund owning more than 10% of the outstanding voting securities of such company;

(6) act as an underwriter or be a party to any issue of securities;

(7) make loans, provided that the purchase of debt securities in which the Fund may invest pursuant to its policy, the conclusion of repurchase agreements or loans of portfolio securities are permissible to the extent set forth in the Prospectus.

(8) invest in commodities, commodity contracts, or real estate;
with the exception that the Fund may invest in forward foreign currency exchange transactions and options and other financial instruments, the acquisition of which is not prohibited to the Fund by the Commodity Exchange Act and its implementing regulations.

(9) purchase securities "on margin" or effect "short sales" of securities;

(10) purchase securities for the purpose of controlling management of other companies;

(11) acquire the securities of any other domestic or foreign investment company or of an investment fund(except in connection with a merger with or acquisition of substantially all the assets of such other investment company); provided, however, that nothing herein contained will prevent the Fund from investing in the securities issued by a real estate investment trust, provided that such trust will not be permitted to invest in real estate or interests in real estate other than mortgages or other security interests;

In order to register its shares in various states and foreign countries, the Fund has agreed not to: (1) invest in puts, calls, straddles, spreads, or any combination thereof other than the purchase and sale of put and call options on currencies and the purchase of put and call options on securities indices; (2) invest more than 5% of its total assets in equity securities of any issuer which are not readily marketable,


                                      (28)
i.e., securities for which a bona fide market does not exist at the time of purchase or subsequent valuation; (3) encumber its assets; (4) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges; and (5) invest in real estate limited partnerships. These restrictions may not be changed without the approval of the regulatory agencies in such states or foreign countries.


                              PIONEER GROWTH TRUST

The restrictions set forth below are fundamental investment restrictions which apply to Pioneer Growth Trust. These restrictions of the Fund may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Pursuant to these restrictions, the Fund may not:

(1) borrow money, except from banks to meet redemptions in amounts not exceeding 33 1/3% (taken at the lower of cost or current value) of its total assets (including the amount borrowed);

(2) invest in real estate or interests therein, excluding readily marketable securities of companies that invest in real estate or real estate investment trusts;

(3) invest in commodities or commodity contracts including commodity futures, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, interest rate swaps, caps and floors and repurchase agreements entered into in accordance with the Fund's investment policies;

(4) purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund;

(5) make loans, provided that (i) the purchase of debt securities pursuant to a Fund's investment objectives will not be deemed loans for the purpose of this restriction; (ii) loans of portfolio securities as described, from time to time, under "Lending of Portfolio Securities" will be made only in accordance with the terms and conditions therein set forth and (iii) in seeking a return on temporarily available cash a Fund may engage in repurchase transactions as described in the Prospectus;

(6) issue senior securities, except as permitted by restrictions nos. 1, 3 and 5 above, and, for purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of fundamental restriction no. 8 below are not deemed to be senior securities;

(7) act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities;

(8) guarantee the securities of any other company, or mortgage, pledge, hypothecate, assign or otherwise encumber as security for indebtedness its securities or receivables in an amount exceeding the amount of the borrowing secured thereby.

As long as the Funds are registered in Germany, Austria or Switzerland, no Fund may without the prior approval of its shareholders:

(i) invest in the securities of any other U.S. American or non-U.S. American investment company or investment fund, except in connection with a plan for merger or consolidation with or acquisition of substantially all the assets of such other investment company or investment fund;

(ii) purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that a Fund may invest in securities of corporate or governmental entities secured by real estate or marketable


                                      (29)
interests therein or securities issued by companies (other than real estate limited partnerships, real estate investment trusts and real estate funds) that invest in real estate or interests therein;

(iii) borrow money in amounts exceeding 10% of a Fund's total assets (including the amount borrowed) taken at market value;

(iv) pledge, mortgage or hypothecate its assets in amounts exceeding 10% of a Fund's total assets taken at market value;

(v)      purchase securities on margin or make short sales; or

(vi)     redeem its securities in-kind.

Further, as long as the Funds are registered in Switzerland, no Fund may without the prior approval of its shareholders:

(a) purchase gold or silver bullion, coins or other precious metals or purchase or sell futures contracts or options on any such precious metals;

(b) invest more than 10% of its total assets in the securities of any one issuer; provided, however, that this restriction does not apply to cash items and U.S. Government securities; or

(c) write (sell) uncovered calls or puts or purchase, in an amount exceeding 5% of its assets, calls, puts, straddles, spreads or any combination thereof.

Non-fundamental Investment Restrictions. The following investment restrictions have been designated as non-fundamental and may be changed by a vote of the Trust's Board of Trustees without approval of shareholders.

A Fund may not:

1) purchase securities for the purpose of controlling management of other companies;

(2) purchase or retain the securities of any company if officers of the Trust or Trustees of the Trust, or officers and directors of its Investment Adviser or Principal Underwriter, individually own more than 0.5% of the shares of such company; or

(3) invest in any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the total assets of the Fund, taken at market value, would be invested in such securities.

In addition to the foregoing restrictions, at least 75% of the value of each Fund's total assets must be represented by cash and cash items, government securities, securities of other investment companies, and other securities for the purpose of this calculation restricted in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of a Fund and to not more than 10% of the outstanding voting securities of such issuer.

In order to register its shares in certain countries, the Trust has agreed to adopt certain additional investment restrictions, which are non-fundamental and which may be changed by a vote of the Trust's Board of Trustees. Pursuant to these additional investment restrictions, a Fund may not (i) invest more than 2% of its assets in warrants, valued at the lower of cost or market, provided that it may invest up to 5% of its total assets, as so valued, in warrants listed on the New York or American Stock Exchanges, (ii) invest in interests in oil, gas or other mineral exploration or development leases or programs, (iii) purchase the securities of any enterprise which has a business history of less than three years, including the operation of any predecessor business to which it has succeeded, or (iv) invest in real estate investment trusts or real estate limited partnerships. None of the Funds intends to borrow money during the coming year, and in any case would do so only as a temporary measure for extraordinary purposes or to facilitate redemptions. No Fund will purchase any securities as long as it has any outstanding borrowings.

                                      (30)

                       PIONEER INTERNATIONAL GROWTH FUND

The Fund has adopted certain fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities. The Fund may not:

(1) issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, the mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities.

(2) borrow money, except from banks as a temporary measure for extraordinary emergency purposes and except pursuant to reverse repurchase agreements and then only in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

(3) pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value.

(4) act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933;











                                      (31)

(5) purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein;

(6) make loans, except that the Fund may lend portfolio securities in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider the purchase or investment in repurchase agreements, bank certificates of deposit, a portion of an issue of publicly distributed bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan;

(7) invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies;

(8) with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if

         (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or

         (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

As long as the Fund is registered in Germany or in Austria, the Fund may not without the prior approval of its shareholders:

         (i) invest in the securities of any other U.S. American or non-U.S. American investment company or investment fund, except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company or investment fund;

         (ii) purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that a Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships, real estate investment trusts and real estate funds) that invest in real estate or interests therein;

         (iii) borrow money in amounts exceeding 10% of a Fund's total assets (including the amount borrowed) taken at market value;

         (iv) pledge, mortgage or hypothecate its assets in amounts exceeding 10% of a Fund's total assets taken at market value;

         (v)      purchase securities on margin or make short sales; or

         (vi)     redeem its securities in-kind.


                                      (32)

                                  RISK FACTORS


                                  PIONEER FUND

REPURCHASE TRANSACTIONS: Pioneer Fund may enter into repurchase agreements with banking institutes, which are members of the Federal Reserve System, not exceeding seven days. Such repurchase agreements will be fully collateralized with United States Treasury and/or Agency obligations with a market value of not less than 100% of the obligation, valued daily. Collateral will be held in a U.S. American segregated, safekeeping account for the benefit of Pioneer Fund. In the event that a repurchase agreement is not fulfilled, Pioneer Fund could suffer a loss to the extent that the value of the collateral falls below the repurchase price.

LENDING OF PORTFOLIO SECURITIES: Pioneer Fund may lend its portfolio securities to broker-dealers, under agreements which would require that the loans be secured continuously by cash equivalents or United States Treasury bills equal at all times to at least the market value of the securities loaned. Pioneer Fund would continue to receive interest or dividends on the securities loaned and would also earn interest on the investment of the loan collateral. The loan collateral would be invested only in United States Treasury notes, certificates of deposit or short-term, interest-bearing cash equivalents.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. Pioneer Fund will lend portfolio securities only to firms which have been approved in advance by the Fund's Board of Trustees, which will monitor the creditworthiness of any such firms. At no time will the value of the securities loaned exceed 30% of the value of the Fund's total assets.

FOREIGN INVESTMENTS: Pioneer Fund may invest in securities issued by foreign, i.e. non-U.S. American companies. Investment in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investment in U.S. Government securities and securities of U.S. American companies. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to interest paid to the Fund by the U.S. Government or by domestic companies.

In addition, there may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries. The value of foreign securities may be adversely affected by fluctuations in the relative rates of exchange control regulations. For example, the value of a foreign security held by a Pioneer Fund may fall, measured in U.S. dollars, if the foreign currency in which the security is listed slipped against the U.S. dollar. This would lead to a general reduction in the net asset value, the yields and price gains which might possibly be due for distribution in U.S. dollar to the shareholders of a Pioneer Fund. There may also be less publicly available information about foreign companies and governments compared to reports and ratings published about U.S. companies. Foreign security markets generally have less volume than the domestic markets and the securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. In order to protect itself against uncertainty in future exchange rates, the Fund may engage in foreign currency exchange transactions.

COVERED CALL OPTIONS: Pioneer Fund may write (sell) covered call options on certain portfolio securities traded as standard contracts on a U.S. American securities exchange or on the Nasdaq market, but options may not be written on more than 25% of the aggregate market value of any single portfolio security (determined each time a call is sold as of the date of such sale). Pioneer Fund does not expect to write (sell) covered call options on portfolio securities with an aggregate market value exceeding 5% of the Fund's total assets in the foreseeable future. As writer of a call option, Pioneer Fund receives a premium less commission, and, in exchange, forgoes the opportunity to profit from increases in the market value of the security covering the call above the sum of the premium and the exercise price of the option during the life of the option. The purchaser of such a call written by Pioneer Fund has the option of purchasing the security from the Fund's portfolio at the option price during the life of the option. Portfolio


                                      (33)
securities on which options may be written are purchased solely on the basis of investment considerations consistent with the Fund's investment objectives.

The security covering the call is maintained in a segregated account of Pioneer Fund's custodian.

Pioneer Fund does not consider a security covered by a call option to be "pledged" as that term is used in the description of Pioneer Fund's investment policy which limits the pledging or mortgaging of its assets.

Pioneer Fund will purchase a call option only when entering into a "closing purchase transaction", i.e., a purchase of a call option on the same security with the same exercise price and expiration date as a "covered" call already written by the Fund. There is no assurance that the Fund will be able to effect such closing purchase transactions at a favorable price through a corresponding purchase. If the Fund cannot enter into such a transaction it may be required to hold a security that it might otherwise have sold. The portfolio turnover of Pioneer Fund may increase through the exercise of options if the market price of the underlying securities appreciates and the Fund has not entered into a closing purchase transaction. The commission on purchase or sale of a call option is higher in relation to the premium than the commission in relation to the price on purchase or sale of the underlying security.


                                   PIONEER II

REPURCHASE TRANSACTIONS: Pioneer II may enter into repurchase agreements with banking institutes, which are members of the Federal Reserve System, not exceeding seven days. Such repurchase agreements will be fully collateralized with United States Treasury and/or Agency obligations with a market value of not less than 100% of the obligation, valued daily. Collateral will be held in a separate U.S. American safekeeping account for the benefit of the Pioneer II. In the event that a repurchase agreement is not fulfilled, Pioneer II could suffer a loss to the extent that the value of the collateral falls below the repurchase price.

LENDING OF PORTFOLIO SECURITIES: Pioneer II may lend its portfolio securities to members of the New York Stock Exchange, under agreements which would require that the loans be secured continuously by cash equivalents or United States Treasury bills equal at all times to at least the market value of the securities loaned. Pioneer II would continue to receive interest or dividends on the securities loaned and would also earn interest on the investment of the loan collateral. Although voting rights, or rights to consent attendant to securities loaned, pass to the borrower, such loans will be called so that the securities may be voted if a material event affecting the investment is to occur. The loan certificates of deposit or short-term obligations or interest-bearing cash equivalents.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. Pioneer II will lend portfolio securities only to firms which have been approved in advance by the Fund's Board of Trustees, which will monitor the creditworthiness of any such firms. At no time will the value of the securities loaned exceed 30% of the value of the Fund's total assets.

FOREIGN INVESTMENTS: Pioneer II may invest in securities issued by foreign, i.e. non-U.S. American companies. Investment in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investment in U.S. Government securities and securities of U.S. American companies. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to interest paid to the Fund by the U.S. Government or by domestic companies.

In addition, there may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries. The value of foreign securities may be adversely affected by fluctuations in the relative rates of exchange control regulations. For example, the value of a foreign security held by Pioneer II may fall, measured in U.S. dollars, if the foreign currency in which the security is listed slipped against the U.S.


                                      (34)
dollar. This would lead to a general reduction in the net asset value, the yields and price gains which might possibly be due for distribution in U.S. dollar to the shareholders of Pioneer II. There may also be less publicly available information about foreign companies and governments compared to reports and ratings published about U.S. companies. Foreign securities generally have less volume than the domestic markets and the securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. In order to protect itself against uncertainty in future exchange rates, the Fund may engage in foreign currency exchange transactions.

SECURITIES INDEX OPTIONS: Pioneer II may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities the Fund intends to buy. Securities index options will not be used for speculative purposes.

Currently, options on stock indices are traded only on national securities exchanges. A securities index fluctuates with changes in the market values of the securities included in the index. For example, some stock index options are based on a broad market index such as the S&P 500 or the Value Line Composite Index. Index options may also be based on a narrower market index such as the S&P 100.

Pioneer II may purchase put options on securities indices in order to hedge against an anticipated decline in securities prices that might adversely affect the value of the Fund's portfolio securities. If the Fund purchases a put option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the Fund's portfolio securities.

Pioneer II may purchase call options on securities indices in order to remain fully invested in a stock market or to lock in a favorable price on securities that it intends to buy in the future. If Pioneer II purchases a call option on a securities index, the amount of the payment it receives upon exercising the option depends on the extent of any increase in the level of the securities index above the exercise price. Such payments would in effect allow the Fund to benefit from securities market appreciation even though it may not have had sufficient cash to purchase the underlying securities. Such payments may also offset increases in the price of securities that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.

Pioneer II may sell the securities index options it has purchased or write a similar offsetting securities index option order to close out a position in a securities index option which it has purchased. These closing sale transactions enable Pioneer II immediately to realize gains or minimize losses on its options positions. All securities index options purchased by the Fund will be listed and traded on an exchange. However, there is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. In addition, securities index prices may be distorted by interruptions in the trading of securities of certain companies or of issuers in certain industries, or by restrictions that may be imposed by an exchange on opening or closing transactions, or both, which could disrupt trading in options on such indices and preclude the Fund from closing out its options positions. If the Fund is unable to effect a closing sale transaction with respect to options that it has purchased, it would have to exercise the options in order to realize any profit.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Personnel of Pioneer II's Investment Adviser, Pioneering Management Corporation ("PMC"), have considerable experience in options transactions.

                                      (35)

In addition to the risks of imperfect correlation between Pioneer II's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based.

FORWARD FOREIGN CURRENCY TRANSACTIONS: Pioneer II may enter into forward foreign currency contracts. Pioneer II's foreign currency transactions may be conducted on a spot (i.e. cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. Pioneer II also has authority to deal in forward foreign currency exchange contracts involving currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency contracts will be limited to hedging either specific transactions or portfolio positions.
Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the Fund will be engaged in hedging activities when adverse exchange rate movements occur. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Fund's investment adviser. Pioneer II will not enter into speculative forward foreign currency contracts.

If Pioneer II enters into a forward contract to purchase foreign currency, its custodian bank will segregate cash or high grade liquid debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. Those assets will be valued at market daily and if the value of the assets in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of Pioneer II's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that Pioneer II is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. Pioneer II may close out a forward position in a currency by selling the forward contract or entering into an offsetting forward contract.


                                      (36)

OPTIONS ON FOREIGN CURRENCIES: Pioneer II may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward currency. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such decreases in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of Pioneer II's securities denominated in that currency. Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, Pioneer II may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable Pioneer II to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities Pioneer II intends to acquire. As in the case of other types of options transactions, however, the benefit Pioneer II derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, Pioneer II could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The Fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option.


                              PIONEER GROWTH TRUST

LIQUIDITY: The Board of Trustees is responsible for deciding which securities will be designated liquid or illiquid. For day-to-day operations the Board of Trustees has assigned this task to PMC which must comply with the guidelines reviewed by the Trustees. In deciding upon the liquidity of an investment, PMS takes a number of factors into account. These include: (1) trading frequency in this security, (2) the number of dealers quoting this security; (3) the number of dealers who have committed themselves to acting as market makers for the security; (4) the number of potential buyers; (5) the nature of the security and the manner in which it is traded (e.g. within which period the security can be sold, how offers are tended and the transfer mechanism). PMC will observe the liquidity of the securities in each Fund and inform the Board of Trustees periodically of its respective decisions.

REPURCHASE TRANSACTIONS: Pioneer Capital Growth Fund, Pioneer Equity-Income Fund and Pioneer Gold Shares may enter into repurchase agreements with banking institutes, which are members of the Federal Reserve System, not exceeding seven days. Such repurchase agreements will be fully collateralized with United States Treasury and/or Agency obligations with a market value of not less than 100% of the obligation, valued daily. Collateral will be held in a separate safekeeping account at the custodian bank of Pioneer Growth Trust for the benefit of the Pioneer Capital Growth Fund, Pioneer Equity-Income Fund and Pioneer Gold Shares. In the event that a repurchase agreement is not fulfilled, the Fund affected could suffer a loss to the extent that the value of the collateral falls below the repurchase price.

LENDING OF PORTFOLIO SECURITIES: Pioneer Capital Growth Fund, Pioneer Equity-Income Fund and Pioneer Gold Shares may lend their portfolio securities to broker-dealers, under agreements which would require that the loans be secured continuously by cash equivalents or United States Treasury bills equal at all times to at least the market value of the securities loaned. Pioneer Capital Growth Fund, Pioneer Equity-Income Fund and Pioneer Gold Shares would continue to receive interest or dividends on the securities loaned and would also earn interest on the investment of the loan collateral. The loan collateral would be invested only in United States Treasury notes, certificates of deposit or short-term, interest-bearing cash equivalents.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. Pioneer Capital Growth Fund, Pioneer Equity-Income Fund and Pioneer Gold Shares will lend portfolio securities only to firms which have been

                                      (37)
approved in advance by the Funds' Board of Trustees, which will monitor the creditworthiness of any such firms. At no time will the value of the securities loaned exceed 30% of the value of a single Fund's total assets.


FOREIGN INVESTMENTS: Pioneer Capital Growth Fund and Pioneer Gold Shares may invest in securities issued by foreign, i.e. non-U.S. American companies. Investment in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investment in U.S. Government securities and securities of U.S. American companies. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to interest paid to a Fund by the U.S. Government or by domestic companies.

In addition, there may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of a Fund held in foreign countries. The value of foreign securities may be adversely affected by fluctuations in the relative rates of exchange control regulations. For example, the value of a foreign security held by a Fund may fall, measured in U.S. dollars, if the foreign currency in which the security is listed slipped against the U.S. dollar. This would lead to a general reduction in the net asset value, the yields and price gains which might possibly be due for distribution in U.S. dollar to the shareholders of a Pioneer Fund. There may also be less publicly available information about foreign companies and governments compared to reports and ratings published about U.S. companies. Foreign security markets generally have less volume than the domestic markets and the securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. In order to protect themselves against uncertainty in future exchange rates, the Funds may engage in foreign currency exchange transactions.


OPTIONS ON SECURITIES: Each of the Sub-Funds of the Pioneer Growth Trust may purchase and write (sell) covered call options on certain portfolio securities, but options may not be written on more than 25% of the aggregate market value of any single portfolio security (determined each time a call is sold as of the date of such sale). None of the Funds intends to write covered call options on portfolio securities with an aggregate market value exceeding 5% of the Fund's total assets in the coming year. As the writer of a call option, a Fund receives a premium less commission, and, in exchange, forgoes the opportunity to profit from increases in the market value of the security covering the call above the sum of the premium and the exercise price of the option during the life of the option. The purchaser of such a call written by a Fund has the option of purchasing the security from that Fund at the option price during the life of the option. Portfolio securities on which options may be written are purchased solely on the basis of investment considerations consistent with a Fund's investment objectives. All call options written by a Fund are covered; a Fund may cover a call option by owning the securities subject to the option so long as the option is outstanding or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, covers a Fund's net exposure on its written option position. A Fund does not consider a security covered by a call option to be "pledged" as that term is used in each Fund's policy which limits the pledging or mortgaging of its assets.

A Fund may purchase call options on securities for entering into a "closing purchase transaction", i.e., a purchase of a call option on the security with the same exercise price and expiration date as a "covered" call already written by the Fund. These closing sale transactions enable the Funds to immediately realize gains or minimize losses on their respective options positions. There is no assurance that a Fund will be able to effect such closing purchase transactions at a favorable price. If a Fund cannot enter into such a transaction it may be required to hold a security that it might otherwise have sold. A Fund's portfolio turnover may increase through the exercise of options if the market price of the underlying securities goes up and the Fund has not entered into a closing purchase transaction. The commission on purchase or sale of a call option is higher in relation to the premium than the commission in relation to the price on purchase or sale of the underlying security.

FORWARD FOREIGN CURRENCY TRANSACTIONS: Pioneer Capital Growth Fund and Pioneer Gold Shares may engage in foreign currency transactions. These transactions may be conducted on a spot (fulfillment two


                                      (38)
working days after conclusion of the transaction), i.e. cash basis, at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. Growth Fund and Gold Shares also have authority to deal in forward foreign currency exchange contracts involving currencies of the different countries in which the Fund will invest as a hedge against possible variations in the foreign exchange rate between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Funds' dealings in forward foreign currency contracts will be limited to hedging either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payable of the Funds, accrued in connection with the purchase and sale of their portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that Pioneer Capital growth Fund or Pioneer Gold Shares will attempt to hedge all of their foreign portfolio positions, and both Funds will enter into such transactions only to the extent, if any, deemed appropriate by the Investment Adviser. Neither Fund will enter into speculative forward foreign currency contracts.

If Pioneer Capital Growth Fund or Pioneer Gold Shares enters into a forward contract to purchase foreign currency, the custodian bank will segregate cash or high grade liquid debt securities in a separate account in an amount equal to the value of the total assets committed to the consummation of such forward contract. Those assets will be valued at market daily and if the value of the assets in the separate account declines, additional cash or securities will be placed in the accounts so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for Pioneer Capital Growth Fund or Pioneer Gold Shares to hedge against a devaluation that is so generally anticipated that the Funds are not able to contract to sell the currency at a price above the devaluation level they anticipate.

The cost to Pioneer Capital Growth Fund and Pioneer Gold Shares of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. Pioneer Capital Growth Fund and Pioneer Gold Shares may lock in a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

OPTIONS ON SECURITIES INDICES: Pioneer Capital Growth Fund and Pioneer Gold Shares (in this section, the "Funds") may - instead of or in addition to purchasing or selling securities - purchase and sell call and put options on indices based on securities in which they may invest in order to control their cash flow and limit their risks with foreign and domestic securities or securities markets. The Funds may also purchase options for the purpose of hedging against the risk of unfavorable price movements across the market.

The Funds may purchase put options in order to hedge against an anticipated decline in securities prices that might adversely affect the value of the Funds' respective portfolio securities. If a Fund purchases a put option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of such Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, such Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of such Fund's portfolio securities.

                                      (39)

The Funds may purchase call options on securities indices in order to remain fully invested in a particular foreign stock market or to lock in a favorable price on securities that it intends to buy in the future. If the Funds purchase a call option on a securities index, the amount of the payment they receive upon exercising the option depends on the extent of an increase in the level of other securities indices above the exercise price. Such payments would in effect allow the Funds to benefit from securities market appreciation even though they may not have had sufficient cash to purchase the underlying securities. Such payments may also offset increases in the price of securities that such Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, the Funds will not be able to exercise the option profitably and will lose the amount of the premium and transactions costs. Such loss may be partially offset by a reduction in the price such Fund pays to buy additional securities for its portfolio.

The Funds may sell the options they have purchased, or similar options, before the option purchased expires in order to lock in a position in an option they have purchased. The Funds may also allow options to lapse without exercising them thus losing the premium paid with respect to such option.

FORWARD FOREIGN CURRENCY EXCHANGE  CONTRACTS AND OPTIONS ON FOREIGN  CURRENCIES:
Pioneer Capital Growth Fund and Pioneer Gold Shares have the ability to hold a portion of their assets in foreign currencies and to enter into forward foreign currency exchange contracts to facilitate settlement of foreign securities transactions or to protect against changes in foreign currency exchange rates. The Funds might sell a foreign currency on either a spot or forward basis to seek to hedge against an anticipated decline in the dollar value of securities in their portfolio or securities they intend or have contracted to sell or to preserve the U.S. dollar value of dividends, interest and other amounts it expects to receive. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged foreign currency, it could also limit any potential gain which might result from an increase in the value of the currency. Alternatively, the Funds might purchase a foreign currency or enter into a forward purchase contract for the currency to preserve the U.S. dollar price of securities they are authorized to purchase or have contracted to purchase.

If the Funds enter into a forward contract to buy foreign currency, they will be required to place cash or liquid, high grade securities in a segregrated account of the Funds maintained by the Funds' custodian in an amount equal to the value of their total assets committed to the consummation of the forward contract.

The Funds may purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of the foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against exchange rate fluctuations.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: To hedge against changes in securities prices, currency exchange rates or interest rates, Pioneer Capital Growth Fund and Pioneer Gold Shares may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Funds may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities, securities indices, foreign currencies and other financial instruments and indices. The Funds will engage in futures and related options transactions only for bona fide hedging purposes. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Funds to purchase currencies, require the Funds to segregate assets to cover such contracts and options.

RISKS AND LIMITATIONS ASSOCIATED WITH TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: Transactions in options on securities and securities indices, futures contracts and options on futures and forward foreign currency exchange contracts involve: (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices or exchange rates by the Investment Manager may cause the Fund to perform less well than if such positions had not been entered. The Funds will only engage in options transactions traded on a regulated market which is open to the public. The uses of options, futures and forward foreign currency exchange contracts are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. The Funds may not enter into futures contracts and options on futures contracts for speculative purposes. A maximum of 100% of the Funds' assets may be invested in futures contracts and related options on futures which have been entered into for bona fide hedging purposes, or invested in forward foreign currency exchange contracts. The loss that may be incurred by the Funds in entering into futures contracts and written options thereon and forward


                                      (40)
foreign currency exchange contracts is potentially unlimited. The Funds may not invest more than 5% of their total assets in financial instruments that are used for non-hedging purposes and which have a leverage effect.

The Funds' transactions in options, forward foreign currency exchange contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Funds as a regulated investment company for tax purposes.

PIONEER CAPITAL GROWTH FUND: Although the Sub-Fund may invest in securities of companies of any capitalization, it currently holds a substantial portion of its investments in "small caps". Whereas the investments in small caps on the one hand promise greater capital growth than investments in companies with medium or large capital resources, they do entail greater risks on the other hand. Small caps investments are more sensitive to changing profit expectations and the trading volume is lower than that of companies with medium or large capital resources so that they are liable to more abrupt and unexpected price fluctuations. The composition of investments will however vary from time to time.

PIONEER GOLD SHARES: The investment policies of Pioneer Gold Shares present unique risks to the portfolio's value. In recent years, the price of gold and other precious metals has been subject to dramatic fluctuations caused primarily by international monetary and political developments including trade or currency restrictions, currency devaluations and revaluations and social and political conditions within a country. Dramatic fluctuations in the price of gold or other metals will affect the market values of the securities of companies in which the Fund intends to invest. At the present time, the largest producer of gold is the Republic of South Africa ("South Africa"). Other major gold suppliers are to be found in Australia, Brazil, Canada, the United States and member states of the Commonwealth of Independent States ("CIS") which were formerly part of the Soviet Union. The current economic, political and social conditions in South Africa and the CIS may adversely affect the price of gold and, accordingly, the market values of the securities of companies in the industry. The only legally authorized sales agent for gold produced in South Africa, the world's largest producer, is the Reserve Bank of South Africa. The Reserve Bank's policies significantly influence the timing of any sales of South African bullion. Additionally, the South African Ministry of Mines determines gold mining policy. South Africa depends on the sale of gold for the foreign exchange necessary to finance its imports, and its sales policy is necessarily subject to national economic and political developments. Finally, investments in the securities of South African companies may be affected by laws in the United States relating to foreign investments in South Africa or foreign investments generally.


                       PIONEER INTERNATIONAL GROWTH FUND


FOREIGN INVESTMENTS: The Fund may invest in securities issued by foreign, i.e. non-U.S. American companies. Investing in the securities of foreign companies and foreign governments involves certain considerations and risks which are not typically associated with investing in securities of domestic companies and the United States government. Foreign companies are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to United States companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest paid by foreign issuers may be subject to withholding and other foreign taxes which will decrease the net return on such investments as compared to interest paid to a Fund by domestic companies or by the U.S.
government.

Additionally, there is the possibility of expropriation, confiscatory taxation, political, economic or social instability, or diplomatic developments which could adversely affect the Fund's investments in other countries. The value of foreign securities may also be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations. For example, the Fund's investment performance may be significantly negatively affected by currency exchange rates because the U.S. dollar value of securities denominated in a foreign currency will decrease in response to changes in the value of foreign currencies in relation to the U.S. dollar. This would also lead to a general decrease in the net asset value, the yields and price gains which may possibly become payable to the shareholders of the Fund in U.S. dollars. There may also be less publicly available information about foreign companies compared to reports and ratings published about U.S. companies. Some foreign securities markets generally have substantially less trading volume than domestic markets and securities of some foreign companies are


                                      (41)
less liquid and more volatile than securities of comparable U.S. companies. As a hedge against currency developments, the Fund may enter into currency protection transactions.

INVESTMENTS IN JAPAN AND ENGLAND: The Fund may invest more than 25% of its total assets in the securities of corporate issuers located in each of Japan and the United Kingdom and more than 25% of the Fund's total assets, adjusted to reflect currency transactions and positions, may be denominated in the Japanese yen and the British pound. Investment of a substantial portion of the Fund's assets in such countries or currencies will expose the Fund to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.

INVESTMENTS IN EMERGING MARKETS: The Fund may invest without limitation in securities of issuers located in countries with emerging economies or securities markets, but will not invest more than 25% of its total assets in securities of issuers located in any one such country. Countries with emerging economies or securities markets include: Argentina, Bangladesh, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, South Korea, Kuwait, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, South Africa, Sri Lanka, Taiwan, Thailand, Turkey,
Venezuela and Zimbabwe. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above under "Foreign Investments" may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as Japan or the Western European countries).

INVESTMENTS IN DEPOSITARY RECEIPTS: the Fund may hold securities of non-U.S. American issuers in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other similar instruments or other securities convertible into securities of eligible issuers. Generally, ADRs in registered form are designed for use in U.S. securities markets, and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of foreign issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly, the Fund will avoid currency risks during the settlement period for either purchases or sales. GDRs are not necessarily denominated in the same currency as the underlying securities which they represent. For purposes of the Fund's investment policies, investments in ADRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of the foreign issuers. The Fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the Fund invests in such unsponsored depositary receipts there may be an increased possibility that the Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits which may associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

OPTIONS ON SECURITIES INDICES: The Fund may purchase call and put options on indices that are based on securities in which it may invest to manage cash flow and to limit its exposures to foreign and domestic stocks or stock markets instead of, or in addition to, buying and selling stock. The Fund may also purchase options in order to hedge against the risks of market-wide price fluctuations.

The Fund may purchase put options in an attempt to hedge against an anticipated decline in securities prices that might adversely affect the value of the Fund's portfolio securities. If the Fund purchases a put option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the Fund's portfolio securities.



                                      (42)

The Fund may purchase call options on securities indices in order to remain fully invested in a particular foreign stock market or to lock in a favorable price on securities that it intends to buy in the future. If the Fund purchases a call option on a securities index, the amount of the payment it receives upon exercising the option depends on the extent of an increase in the level of other securities indices above the exercise price. Such payments would in effect allow the Funds to benefit from securities market appreciation even though they may not have had sufficient cash to purchase the underlying securities. Such payments may also offset increases in the price of securities that such Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transactions costs. Such loss may be partially offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.

The Fund may sell the options it has purchased, or similar options, prior to the expiration of the purchased option in order to close out its position in an option which it has purchased. The Fund may also allow options to expire unexercised, which would result in the loss of the premium paid.

FORWARD FOREIGN CURRENCY EXCHANGE  CONTRACTS AND OPTIONS ON FOREIGN  CURRENCIES:
The Fund has the ability to hold a portion of its assets in foreign currencies and to enter into forward foreign currency exchange contracts to facilitate settlement of foreign securities transactions or to protect against changes in foreign currency exchange rates. The Fund might sell a foreign currency on either a spot or forward basis to seek to hedge against an anticipated decline in the dollar value of securities in its portfolio or securities it intends or has contracted to sell or to preserve the U.S. dollar value of dividends, interest and other amounts it expects to receive. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged foreign currency, it could also limit any potential gain which might result from an increase in the value of the currency. Alternatively, the Fund might purchase a foreign currency or enter into a forward purchase contract for the currency to preserve the U.S. dollar price of securities it is authorized to purchase or has contracted to purchase.

If the Fund enters into a forward contract to buy foreign currency, it will be required to place cash or liquid, high grade securities in a segregrated account of the Fund maintained by the Fund's custodian in an amount equal to the value of its total assets committed to the consummation of the forward contract.

The Fund may purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of the foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against exchange rate fluctuations.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: To hedge against changes in securities prices, currency exchange rates or interest rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities, securities indices, foreign currencies and other financial instruments and indices. The Fund will engage in futures and related options transactions only for bona fide hedging purposes. Such transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase currencies, require the Fund to segregate assets to cover such contracts and options.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with banking institutes, which are members of the Federal Reserve System, not exceeding seven days in duration. Such repurchase agreements will be fully collateralized with U.S. Treasury and/or U.S. government agency obligations with a market value of not less than 100% of the obligation, valued daily. Collateral will be held in a domestic segregated, safekeeping account for the benefit of the Fund. In the event that a repurchase agreement is not fulfilled, the Fund could suffer a loss to the extent that the value of the collateral falls below the repurchase price.

                                      (43)

RESTRICTED AND ILLIQUID SECURITIES: The Fund may invest in restricted securities (i.e., securities that would be required to be registered prior to distribution to the public), including restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A under the Securities Act of 1933. In addition, the Fund may invest up to 15% of its net assets in restricted securities sold and offered under Rule 144A that are illiquid either as a result of legal or contractual restrictions or the absence of a trading market. The Board of Trustees of the Fund has adopted guidelines and delegated to the Manager the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Board carefully monitors the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. Securities of non-U.S. issuers that the Fund acquires in Rule 144A transactions, but which the Fund may resell publicly in a non-U.S. securities market, are not considered restricted securities.

RISKS AND LIMITATIONS ASSOCIATED WITH TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: Transactions in options on securities and securities indices, futures contracts and options on futures and forward foreign currency exchange contracts involve: (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices or exchange rates by the Investment Manager may cause the Fund to perform less well than if such positions had not been entered. The Fund will only engage in options transactions traded on a regulated market which is open to the public. The uses of options, futures and forward foreign currency exchange contracts are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. The Fund may not enter into futures contracts and options on futures contracts for speculative purposes. A maximum of 100% of the Fund's assets may be invested in futures contracts and related options on futures which have been entered into for bona fide hedging purposes, or invested in forward foreign currency exchange contracts. The loss that may be incurred by the Fund in entering into futures contracts and written options thereon and forward foreign currency exchange contracts is potentially unlimited. The Fund may not invest more than 5% of its total assets in financial instruments that are used for non-hedging purposes and which have a leverage effect.

The Fund's transactions in options, forward foreign currency exchange contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes.

















                                      (44)

SELECTED DATA PER SHARE

The following information has been audited by Arthur Andersen LLP, independent public accountants, in connection with the auditing of the financial statements of the Funds. Arthur Andersen LLP's reports on the Funds' financial statements appear in the Funds' Annual Reports which are included with the Prospectus. The information listed below should be read in conjunction with the financial statements contained in the Funds' Annual Reports.

PIONEER FUND
Accounting year ending as of December 31

                                              1995            1994            1993         1992
                                              ----            ----            ----         ----

Net asset value,                            $21.32          $23.25          $21.51          $20.24
beginning of year

Income from investment
operations:                                  $0.49          $ 0.49           $0.47           $0.50
net investment income (loss)

net realized and unrealized
gain (loss) on investments                   $5.13         $(0.63)           $2.57           $2.22

Total income (loss) from                     $5.62         $(0.14)           $3.04           $2.72
investment operations

Distributions to shareholders
from:                                      $(0.49)        $(0.49)          $(0.47)         $(0.50)
net investment income

net realized capital gains                 $(2.09)       $(1.30)          $(0.823)         $(0.95)

Net increase (decrease)                      $3.04      $(1.93)              $1.74           $1.27
in net asset value

Net asset value,                          ss.24.36          $21.32          $23.25          $21.51
end of year

Total return                                26.64%         (0.57%)          14.23%          13.60%

Ratio of operating expenses                 0.95%+           0.94%           0.95%           0.98%
to average net assets

Ratio of net investment                     2.01%+       2.13%               2.04%           2.33%
income (loss) to
average net assets

Portfolio turnover rate                        31%          20.00%          12.00%          13.00%

Net assets, end of period               $2.466.098      $2,011,051      $2,042,945      $1,786,031
(in thousands)

Ratio assuming reduction for fees paid indirectly:
net operating expenses                       0.94%
net investment income                        2.02%


* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all dividends and distributions, and the complete redemption of the investment at the net asset value at the end of each year and no sales charges. Total return would be reduced if sales charges were taken into account.

+ Ratios do not include any reduction for fees paid indirectly.



                                      (45)



            1991            1990            1989            1988             1987            1986
            ----            ----            ----            ----             ----            ----

          $18.79          $23.28          $20.34          $18.48           $19.72          $23.13


           $0.61           $0.67           $0.61           $0.63            $0.62           $0.56


           $3.49         $(3.10)           $4.09           $2.72            $0.41           $1.95


           $4.10         $(2.43)           $4.70           $3.35            $1.03           $2.51


         $(0.61)         $(0.67)         $(0.68)         $(0.62)          $(0.61)         $(0.67)


         $(2.04)         $(1.39)         $(1.08)         $(0.87)          $(1.66)         $(5.25)


           $1.45         $(4.49)           $2.94           $1.86          $(1.24)         $(3.41)


          $20.24          $18.79          $23.28          $20.34           $18.48          $19.72


          22.76%        (10.52%)          23.39%          18.33%            5.44%          11.49%

           0.87%           0.87%           0.75%           0.76%            0.70%           0.70%


           2.87%           3.15%           2.60%           3.03%            2.75%           2.44%



             22%             17%              6%             11%              14%             31%

      $1,614,567      $1,395,520      $1,618,320      $1,409,755       $1,272,118      $1,302,120




                                      (46)

PIONEER II
Accounting year ending as of September 30


                                        1995            1994            1993         1992
                                        ----            ----            ----         ----

Net asset value,                      $19.38          $20.55          $18.86          $18.22
beginning of year

Income from investment
operations:
net investment income                  $0.35          $ 0.36           $0.38           $0.44
(losses)

net realized and unrealized             $.04           $1.05           $2.85           $1.27
gain (loss) on investments
and forward foreign
currency exchange contracts

Total income (loss) from               $3.39           $1.41           $3.23           $1.71
investment operations

Distributions to
shareholders from:
net investment income                $(0.30)         $(0.33)         $(0.39)         $(0.47)

net realized capital gains           $(1.81)         $(2.25)         $(1.15)         $(0.60)

Net (decrease) increase                $1.28         $(1.17)           $1.69           $0.64
in net asset value

Net asset value,                      $20.66          $19.38          $20.55          $18.86
end of year

Total return*                         19.92%         (7.37%)          18.15%           9.92%

Ratio of operating expenses          0.93%**          0.90%+          0.96%+          0.94%+
to average net assets

Ratio of net investment              1.85%**          1.59%+          1.89%+          2.31%+
income (loss) to
average net assets

Portfolio turnover rate                  63%             68%             66%             64%

Net assets, end of period         $5.114.963      $4,509,225      $4,437,672      $3,974,712
(in thousands)

Ratios net of expenses paid
through third party
brokerage/service and
certain expense offset
arrangements:                          0.91%
net operating expenses
net investment income                  1.87%






* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all dividends and distributions, and the complete redemption of the investment at the net asset value at the end of each year and no sales charges. Total return would be reduced if sales charges were taken into account.

** Ratios include expenses paid through third party brokerage/service and certain expense offset arrangements.

+ The ratios for 1994, 1993 and 1992 have been adjusted to meet the provisions of SEC regulation no. 33-7197 to the extent that payments for administrative services have been effected in the form of broker commission; otherwise, no adjustments have been made.




                                      (47)



            1991           1990            1989            1988            1987            1986
            ----           ----            ----            ----            ----            ----

          $15.35         $21.12          $18.29          $24.09          $18.48          $16.65


           $0.52          $0.59           $0.65           $0.54           $0.46           $0.43


           $3.16        $(3.81)           $3.84         $(3.86)           $6.67           $3.07




           $3.68        $(3.22)           $4.49         $(3.32)           $7.13           $3.50


         $(0.55)        $(0.64)         $(0.62)         $(0.48)         $(0.49)         $(0.52)


         $(0.26)        $(1.91)         $(1.04)         $(2.00)         $(1.03)         $(1.15)


           $2.87        $(5.77)           $2.63           $5.80           $5.61           $1.83


          $18.22         $15.35          $21.12          $18.29          $24.09          $18.48


          24.61%       (17.16%)          26.55%          12.04%          41.37%          22.77%

           0.83%          0.75%           0.77%           0.81%           0.75%           0.72%


           3.02%          3.18%           3.31%           3.06%           2.18%           2.43%



             46%            42%             33%             30%             26%             29%

      $4,039,234     $3,588,735      $4,411,923      $3,724,615      $4,456,459      $2,841,545




                                      (48)

PIONEER CAPITAL GROWTH FUND
Accounting year ending as of October 31

                                     1995           1994            1993           1992           1991   JULY 25, 1990
                                     ----           ----            ----           ----           ----   -------------
                                                                                                                    TO
                                                                                                         OCT. 31, 1990
Net asset value,                   $17.26         $16.17          $12.42         $11.58          $7.50          $10.50
beginning of year

Income from investment
operations:
net investment income               $0.08        $(0.05)         $(0.02)        $(0.01)          $0.07         $(0.04)
(loss)

net realized and                    $3.03          $2.80           $4.43          $1.21          $4.01         $(2.96)
unrealized
gain (loss) on investments

Total income (loss) from            $3.11          $2.75           $4.41          $1.20          $4.80          $(3.0)
investment operations

Distributions to
shareholders
from:                                  --             --              --        $(0.04)             --              --
net investment income

net realized capital gains        $(0.95)        $(1.66)         $(0.66)        $(0.32)             --              --

Net (decrease) increase             $2.16        $(1.09)           $3.75          $0.84          $4.08          $(3.0)
in net asset value

Net asset value,                   $19.42         $17.26          $16.17         $12.42         $11.58           $7.50
end of year

Total return*                      19.32%         19.03%           36.59%         10.88%         54.40%        (28.57%)

Ratio of operating                 1.16%+          1.26%           1.27%           1.48%          1.69%          7.12%**
expenses
to average net assets

Ratio of net investment            0.53%+        (0.44%)         (0.26%)        (0.20%)          0.69%          (2.18)**
income (loss) to
average net assets**

Portfolio turnover rate            59.43%         47.10%          68.09%         62.00%         37.76%           0.00%

Net assets, end of period        $845,415       $405,904        $194,670        $75,796        $21.013          $2.483
(in thousands)


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account. ** Annualized
+ Ratio figures include fees paid indirectly.


                                      (49)

Ratios  assuming  no  waiver  of fees  and  expenses  by  Pioneering  Management
Corporation:

                       OCT. 31, 1995  OCT. 31, 1994  OCT. 31, 1993  OCT. 31, 1992   OCT. 31, 1991  JULY 25, 1990
                                                                                                   TO OCT. 31, 1990
                       -------------  -------------  -------------  -------------   -------------  ----------------


Operating expenses,                -              -              -              -           2.78%              -
net

Net investment                     -              -              -              -         (0.40%) -
losses

Ratios   assuming   waiver  of  fees  and  expenses  by  Pioneering   Management
Corporation:

Operating expenses,            1.14%              -              -              -               -              -
net

Net investment                 0.55%              -              -              -               -              -
income














                                      (50)

PIONEER EQUITY-INCOME FUND
Accounting year ending as of October 31


                                      1995          1994           1993          1992           1991      JULY 25,1990 TO
                                      ----          ----           ----          ----           ----      OCT. 31, 1990
                                                                                                          -------------
Net asset value,                    $16.16        $16.92         $14.56        $13.25         $10.35        $12.50
beginning of year

Income from investment
operations:
net investment income                $0.54         $0.55          $0.50         $0.52          $0.61         $0.22
(loss)

net realized and unrealized          $2.45       $(0.54)          $2.46         $1.57          $2.94       $(2.24)
gain (loss) on investments

Total income (loss) from             $2.99         $0.01          $2.96         $2.09          $3.55       $(2.02)
investment operations

Distributions to
shareholders
from:                              $(0.53)       $(0.54)        $(0.50)       $(0.56)        $(0.65)       $(0.13)
net investment income

net realized capital gains         $(0.40)       $(0.23)        $(0.10)       $(0.22)              -             -

Net (decrease) or increase           $2.06       $(0.76)          $2.36         $1.31          $2.90       $(2.15)
in net asset value

Net asset value,                    $18.22        $16.16         $16.92        $14.56         $13.25        $10.35
end of year

Total return*                       19.51%         0.09%         20.71%        16.53%         35.10%      (13.40%)

Ratio of operating expenses          1.29%         1.24%          1.33%         1.73%          1.75%       1.75%**
to average net assets

Ratio of net investment              3.26%         3.43%          3.20%         4.01%          5.54%     (8.44%)**
income (loss) to
average net assets**

Portfolio turnover rate             13.10%        26.67%         13.57%        18.13%         54.37%         3.83%

Net assets, end of period         $249.981      $175,943       $143,025       $39,269        $10.616       $3.212
(in thousands)


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized




                                      (51)

Ratios  assuming  no  waiver  of fees  and  expenses  by  Pioneering  Management
Corporation:

                       OCT. 31, 1995  OCT. 31, 1994  OCT. 31, 1993  OCT. 31, 1992   OCT. 31, 1991  JULY 25, 1990
                       -------------  -------------  -------------  -------------   -------------  TO OCT. 31, 1990
                                                                                                   ----------------

Operating expenses,                -              -              -          1.77%           2.92%        6.62%**
net

Net investment income              -              -              -          3.97%           4.37%        3.57%**

Ratios   assuming   waiver  of  fees  and  expenses  by  Pioneering   Management
Corporation:

Operating expenses,            1.27%              -              -              -               -              -
net

Net investment                 3.28%              -              -              -               -              -
income














                                      (52)

PIONEER GOLD SHARES
Accounting year ending as of October 31

                                      1995           1994           1993           1992           1991      JULY 25, 1990
                                      ----           ----           ----           ----           ----     TO OCT. 31, 1990
                                                                                                           ----------------


Net asset value,                     $7.94          $7.44          $5.03          $5.35          $5.33         $6.50
beginning of year

Income from investment
operations:
net investment                     $(0.01)        $(0.03)        $(0.03)        $(0.02)          $0.03       $(0.14)
income (loss)
net realized and unrealized        $(1.13)          $0.53          $2.44        $(0.29)        $(0.01)       $(1.03)
gain (loss) on investments

Total income (loss) from           $(1.14)          $0.50          $2.41        $(0.30)          $0.02       $(1.17)
investment operations

Distributions to
shareholders
from:                                   --             --             --        $(0.02)            --            --
net investment income

net (decrease) increase            $(1.14)        $(0.50)          $2.41        $(0.32)          $0.02       $(1.17)
in net asset value

Net asset value,                     $6.80         $ 7.94         $ 7.44         $ 5.03         $ 5.35        $ 5.33
end of year

Total return*                     (14.36%)          6.72%         47.91%         (5.70%)         0.38%      (18.00%)

Ratio of operating expenses         1.76%+          1.75%          1.75%          1.75%          1.75%       9.21%**
to average net assets

Ratio of net investment           (0.16%)+        (0.40%)         (0.52%)        (0.35%)          0.18%      (6.31)**
income (loss) to
average net assets**

Portfolio turnover rate              5.79%          2.86%          6.00%          4.00%         10.00%        15.00%

Net assets, end of period          $24.412        $26,168        $14,057         $3,461         $1,800        $1,399
(in thousands)


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized Ratios assuming no waiver of fees and expenses by Pioneering Management Corporation:



                       OCT. 31, 1995  OCT. 31, 1994  OCT. 31, 1993  OCT. 31, 1992   OCT. 31, 1991  JULY 25, 1990
                       -------------  -------------  -------------  -------------   -------------  TO OCT. 31, 1990
                                                                                                   -----------------
Operating expenses,            2.28%          2.14%          3.23%          6.62%          10.97%              -
net
Net investment loss          (0.68%)        (0.79%)        (2.00%)        (5.22%)         (9.04%)              -

Ratio assuming waiver of fees and expenses by Pioneering Management Corporation:

Operating expenses,            1.75%
net
Net investment loss          (0.15%)              -              -              -               -              -


                                      (53)

PIONEER INTERNATIONAL GROWTH FUND

                          ACCOUNTING YEAR ENDING   ACCOUNTING YEAR ENDING       APRIL 1, 1993 TO
                         AS OF NOVEMBER 30, 1995   AS OF NOVEMBER 30, 1994      NOVEMBER 30, 1993
                         -----------------------   -----------------------      -----------------

Net asset value,                           $21.55                  $20.91                   $15.00
beginning of year

Income from investment
operations:
net investment income                     $(0.04)                  $ 0.19                  $(0.03)
(loss)
net realized and                            $0.80                   $1.87                    $5.94
unrealized
gain (loss) on
investments and foreign
currency transactions
Total income (loss)                         $0.76                  $ 2.06                   $ 5.91

Distributions to
shareholders
from:
net investment income                           -                 $(0.03)                        -
net realized capital                      $(1.10)                 $(1.39)                        -
gains

Net (decrease) increase                   $(0.34)                 $(0.64)                    $5.91
in net asset value

Net asset value,                           $21.21                  $21.55                   $20.91
end of year

Total return*                               3.81%                  10.03%                   39.40%

Net assets, end of                       $308,488                $282,033                  $86,923
period
(in thousands)

Ratio of operating                        2.00%++                   1.95%                  1.73%**
expenses
to average net assets

Ratio of net investment                 (0.23%)++                   0.84%                (0.48%)**
income (loss) to
average net assets**

Portfolio turnover rate                   219.26%                 274.89%                184.69%**

Ratios   assuming  no  waiver  of  fees  and  expenses  by  Pioneer   Management
Corporation:

Operating expenses, net                         -                       -                  2.88%**
Investment losses, net                          -                       -                (1.63%)**
Ratio assuming waiver of fees and expenses by Pioneer Management Corporation:

Operating expenses, net                     1.98%                       -                        -
Investment losses, net                     (0.21%)                      -                        -



The per share data presented are based upon the average number of shares outstanding for each period, respectively.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized

++ Also includes fees paid indirectly.

                                      (54)

EXPENSE INFORMATION

The following table is designed to help you understand the charges and expenses that you, as a shareholder, will bear directly or indirectly when you invest in the Fund. The table reflects a percentage of the average net assets of the respective Funds as of the end of the last fiscal year.


                           Pioneer Fund    Pioneer II     Pioneer      Pioneer       Pioneer        Pioneer
                           ------------    ----------     Capital    Equity-Income Gold Shares   International
                                                        Growth Fund      Fund      -----------    Growth Fund
                                                        -----------      ----                     -----------

Maximum Sales Charge              5.75%       5.75%        5.75%        5.75%       5.75%            5.75%
on Purchases (1)
Maximum Sales Charge               None        None         None         None        None             None
on Reinvestment of
Dividends
Contingent Deferred Sales          None        None         None         None        None             None
Charge (1)
Redemption Fee (2)                 None        None         None         None        None             None
Exchange Fee                       None        None         None         None        None             None



ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF THE AVERAGE NET ASSETS)

PIONEER II AS AT SEPTEMBER 30, 1995

In the following table the management fee has been recalculated so as to take the basic, maximum and minimum fee into account which is payable to the Pioneering Management Corporation ("PMC") as provided for under the terms of the last authorized management agreement. The effective management fees and the gross operating expenses amounted to 0.45%, and 0.93% respectively, in the accounting year to September 30, 1995, as provided for under the formerly effective management agreement.


                                       Basic Rate                  Maximum Rate                 Minimum Rate
                                       ----------                  ------------                 ------------

Management Fees                          0.60%                        0.70%                        0.50%

12b-1 Fees                               0.19%                        0.19%                        0.19%

Other Expenses                           0.29%                        0.29%                        0.29%
(including accounting
and transfer agent
fees, custodian fees
and printing expenses)

Total Operating Expenses                 1.08%                        1.18%                        0.98%






                                      (55)

ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF THE AVERAGE NET ASSETS)
PIONEER FUND AS AT DECEMBER 1995

In the following table the management fee has been recalculated so as to take the basic, maximum and minimum fee into account which is payable to the Pioneering Management Corporation ("PMC") as provided for under the terms of the last authorized management agreement. The effective management fees and the gross operating expenses amounted to 0.46%, and 0.94% respectively, in the accounting year to December 31, 1995, as provided for under the formerly effective management agreement.



                                       Basic Rate                  Maximum Rate                 Minimum Rate
                                       ----------                  ------------                 ------------

Management Fees                          0.60%                        0.70%                        0.50%

12b-1 Fees                               0.18%                        0.18%                        0.18%

Other Expenses                           0.31%                        0.31%                        0.31%
(including accounting
and transfer agent
fees, custodian fees
and printing expenses)

Total Operating Expenses                 1.09%                        1.19%                        0.99%




ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF THE AVERAGE NET ASSETS)


                           Pioneer Capital     Pioneer Equity-Income    Pioneer Gold Shares   Pioneer International
                             Growth Fund                Fund                                       Growth Fund
Accounting year to         October 31, 1995       October 31, 1995       October 31, 1995       November 30, 1995
------------------         ----------------       ----------------       ----------------       -----------------

Management Fees                 0.65%                  0.65%                   0.13%                  0.99%

12b-1 Fees                      0.24%                  0.23%                   0.22%                  0.25%
Other Expenses                  0.25%                  0.39%                   1.40%                  0.74%
(including accounting
and transfer agent
fees, custodian fees
and printing expenses)

Total Operating                 1.14%                  1.27%                   1.75%                  1.98%
Expenses



(1) Purchases of $1,000,000 or more are not subject to an initial sales charge. A contingent deferred sales charge may, however, become payable upon redemption of share accounts existing less than one year, as specified in the section "Redemption of Shares" of this Prospectus.

(2) Separate fees apply to domestic and international wire transfers of redemption proceeds.

                                      (56)

(3) Pioneering Management Corporation ("PMC"), the Fund's investment adviser, has agreed not to impose a portion of its management fee pertaining to Pioneer Gold Shares and to make other arrangements, if necessary, to limit certain other expenses to the extent required to limit the Fund's expenses to 1.75% of the average net assets. Without waiving the management fee, the total operating expenses of the Fund would have amounted to 2.28%.


EXAMPLE:

You would pay the following fees and expenses on a US$ 1,000 investment, assuming a 5% annual return and regardless of whether it were redeemed at the end of each time period, or not:

PIONEER FUND

                                1 YEAR                3 YEARS                 5 YEARS                10 YEARS
                                ------                -------                 -------                --------
Management Fees
---------------
Basic Fee                        $68                    $90                    $114                    $183
Maximum Fee                      $69                    $93                    $119                    $194
Minimum Fee                      $67                    $87                    $109                    $172


PIONEER II

                                1 YEAR                3 YEARS                 5 YEARS                10 YEARS
                                ------                -------                 -------                --------
Management Fees
---------------
Basic Fee                        $68                    $89                    $112                    $178
Maximum Fee                      $69                    $92                    $117                    $189
Minimum Fee                      $67                    $86                    $107                    $167


                           Pioneer Capital     Pioneer Equity-Income    Pioneer Gold Shares   Pioneer International
                             Growth Fund                Fund            -------------------        Growth Fund
                             -----------                ----                                       -----------
1 Year                           $68                    $70                     $74                    $76
3 Years                          $92                    $95                    $109                    $116
5 Years                          $117                   $123                   $147                    $158
10 Years                         $188                   $202                   $252                    $275


The example above assumes the reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Operating Expenses" remain the same each year.

The example is intended for information purposes only, and should not be considered a representation of future expenses or return. Actual Fund expenses and return will vary from year to year and may be higher or lower than those shown.

For further information regarding management fees, 12b-1 fees and other expenses of the Fund, see "Management of the Fund," "Distribution Service Fee" and "How to Purchase Shares".

The maximum initial sales charge is reduced on purchases of specified larger amounts, and the value of the shares owned in all Pioneer Funds is taken into account in determining the applicable initial sales charge. See "How to Purchase Shares". A differential maximum initial sales charge may be charged for the exchange of Pioneer Fund shares for shares in certain other mutual investment funds of the Pioneer Group. See "Exchange Privilege".

                   DIVIDENDS, DISTRIBUTIONS AND U.S. TAXATION

Each of the Pioneer Funds intends to qualify each year as a "regulated investment company" under the prevailing version of Subchapter M of the Internal Revenue Code so that it will not pay federal income taxes on income and capital gains distributed to shareholders at least annually.

                                      (57)

PIONEER II generally distributes its dividends and short-term capital gains twice yearly in June and December, the distribution of long-term capital gains taking place in December.

PIONEER FUND distributes its dividends and short-term capital gains quarterly during the months of March, June, September and December; distribution of long-term capital gains is also effected in December.

PIONEER CAPITAL GROWTH FUND, PIONEER EQUITY-INCOME FUND, PIONEER GOLD SHARES and PIONEER INTERNATIONAL GROWTH FUND distribute their dividend income and long-term capital gains annually, generally in the month of December. Further distributions only take place if they should become necessary in order to fulfill the criteria of the law with respect to the "required distribution", so as to avoid payment of the non-deductible general tax on consumption described above. Short-term capital gains are also distributed on an annual basis except that Pioneer Capital Growth Fund and Pioneer Equity-Income Fund make such distribution on a quarterly basis during the months of March, June, September and December.

Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the Fund.

Pioneer Gold Shares and Pioneer Capital Growth Fund are subject to foreign withholding taxes with respect to interest or dividends payable on their foreign securities. In any year in which Pioneer Gold Shares qualifies, it may make an election that would permit certain of its shareholders to take a credit (or, if more advantageous, a deduction) for foreign income taxes paid by the Fund. Each shareholder would then treat as an additional dividend his or her proportionate share of the amount of foreign taxes paid by the Fund. Pioneer Gold Shares will notify its shareholders annually as to their share of the amount of foreign taxes and the foreign source income of the Fund. This course is not open to Pioneer Capital Growth Fund.

U.S. Federal Backup Tax:
Capital gains distributions and the proceeds from redemptions or sales of Fund shares paid to individuals and other non-exempt payees will be subject to a 31% federal backup withholding of federal income tax if the Fund is not provided with the shareholder's correct taxpayer identification number or the so-called W-8 certification that the number is correct and the shareholder is not subject to backup withholding. Please refer to the purchase order for additional information.

Shareholders should consult their own tax advisers regarding state, local and other applicable tax laws.

US Withholding Tax:
Pursuant to Article X of the version of August 21, 1991 of the agreement between the Federal Republic of Germany and the United States of America for the purpose of avoiding double taxation of income, the American state will impose a withholding tax in the amount of 15% of distributions of dividends, interest and short-term capital gains of the Fund to individuals resident in the Federal Republic of Germany or in the Republic of Austria. Distributions of realized long-term capital gains will not be subject to withholding tax.

SHAREHOLDER LIABILITY

According to the law of the Commonwealth of Massachusetts, shareholders may, under certain circumstances, be held personally liable for the obligations of the Pioneer Funds. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Pioneer Funds and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Pioneer Funds or their Trustees. The Declaration of Trust provides for the indemnification out of the Funds' property of any shareholders held personally liable for any obligations of the Pioneer Funds. Thus, the risk of a shareholder incurring financial losses because of shareholder liability would be limited to circumstances in which the Pioneer Funds themselves would be unable to meet their obligations. The likelihood of such circumstances arising is extremely remote.

                                      (58)

                                  PUBLICATIONS

The Pioneer Funds publish the issue and redemption prices daily in, among others, the following newspapers:

            FEDERAL REPUBLIC OF GERMANY: BORSENZEITUNG, HANDELSBLATT REPUBLIC OF AUSTRIA: KURSBLATT DER WIENER WERTPAPIERBORSE, DER STANDARD

                                      VENUE

FEDERAL REPUBLIC OF GERMANY
Venue for  actions  brought  against  the  Pioneer  Funds,  the  Manager  or the
Principal Underwriter in connection with the sale of investment shares in the Federal Republic of Germany is Munich. The complaint and all other correspondence may be delivered to the Representative.

REPUBLIC OF AUSTRIA
Venue for actions brought against the Pioneer Funds, the Manager or the Principal Underwriter in connection with the sale of investment shares in Austria is Vienna. The complaint and all other correspondence may be delivered to the Representative.


                   TAXATION IN THE FEDERAL REPUBLIC OF GERMANY


The Pioneer Funds provide shareholders with the tax information required under ss.17, Section 3, Clause 2 of the Foreign Investment Act relating to each distribution or dividend equivalent income at the latest three months after expiration of the fiscal year of the respective Fund and furnish proof of such to the tax authorities. The Pioneer Funds also publish their interim profits on each day of trading pursuant to ss.17, Section 3, Clause 3 of the Foreign Investment Act.

Pursuant to ss.17 of the Foreign Investment Act, therefore, German shareholders are only subject to income tax on distributed and reinvested interest and dividend income from the Pioneer Funds, irrespective of whether the distributed proceeds are paid out or automatically reinvested in new shares of the Funds.

The distributed or reinvested capital gains of the Pioneer Funds arising out of the sale of securities and subscription rights to shares in joint stock corporations are always exempt from tax, unless the capital gains are deemed to be operating receipts of the tax payer.

That portion of the 15% U.S. American withholding tax which has been retained from distributed or reinvested interest and dividends is offset against the German income tax in accordance with ss.19 of the Foreign Investment Act and the provisions of the Income Tax Act.

If shareholders entrust their shares in the Funds to a domestic credit institute for safekeeping or management, such credit institute must retain an interest discount tax in the amount of 32.25% (or 37.625% in the case of counter transactions) on distributions of interest and dividend income, even if the distribution is automatically reinvested in new Fund shares. Should the Pioneer Funds, at a specific time, distribute only a portion of the interest and dividend income generated up to that date, the domestic credit institute would have to calculate and deduct the interest discount tax on the full receipts of the respective Fund.

Conversely, the withholding tax does not apply if a shareholder elects to have his Fund shares managed by the Pioneer Funds' Transfer Agent and the distribution payments are received direct from the Pioneer Funds or through the German Paying Agent.

In the event of redemption, exchange or other assignments of rights to shares in the Funds (disposal transactions), private shareholders are required to tax only the interim profit. The interim profit is defined in ss.17 Section 2a of the Foreign Investment Act with reference to ss.20 Section 1 No. 7 and Section 2 of the Income Tax Act and can be more simply described as that portion of the net asset value of a Fund share resulting from interest and equivalent income of the respective Fund and also accrued rights to such income, dividend income here not being deemed interim profit.



                                      (59)

If the redemption of shares in the Funds is handled by a domestic credit institute, such institute must withhold the interest discount tax on the interim profit.

Moreover, profits resulting from disposal transactions are exempt from tax for private shareholders to the extent that the shares of the Funds were held for a period exceeding the six months' speculation term.

Shareholders' attention is drawn to the fact that the taxation information provided in this Section is based upon the status as of June 1, 1995. Due to the tax law changes which are imposed at ever shorter intervals and the uncertainty of interpretation on the part of the tax authorities, the shareholders are recommended to consult their tax adviser in connection with their own personal tax situation.


                       TAXATION IN THE REPUBLIC OF AUSTRIA

At each distribution, the Pioneer Funds notify their shareholders of the elements of capital appreciation (short- and long-term capital gains realized) and income of such distribution.

Within 3 months of expiration of the fiscal year, the Pioneer Funds also notify the amount of dividend equivalent income (reinvested interest, dividends and other income which are not used to cover expenses).

Proof of the capital appreciation and (dividend equivalent) income is furnished to the authorities by an Austrian representative appointed by the Pioneer Funds pursuant to ss. 42, Section 2 of the Investment Fund Act 1993.

Private Austrian investors are therefore, in accordance with ss.23 Investment Fund Act, liable to tax only on the distributed and reinvested income, irrespective of whether the distributed proceeds are paid out or automatically reinvested in new shares in the Funds. Capital gains realized by the Pioneer Funds remain exempt from tax to the extent that Fund shares are not redeemed within twelve months of their acquisition.

Taxation of distributions must be effected during the year in which they were accrued. The dividend equivalent income must be taxed during the year in which the fiscal year of the respective Fund ends.

Pursuant to ss.42 Section 2 Clause 5 of the Investment Fund Act, the difference between the repurchase price determined at the time of the redemption and the last repurchase price determined in the previous fiscal year is taken as a basis for calculating the dividend equivalent income for the period from the end of the previous fiscal year to the date of sale of a Fund share. However, a minimum of 0.8% of the repurchase price determined at the time of sale must be calculated for each month commenced of the fiscal year in progress at the time of sale.

That portion of the U.S. American withholding tax which has been retained from distributed or reinvested interest and dividends, is offset against the Austrian income tax in accordance with the provisions of the Double Taxation Agreement between the Republic of Austria and the United States of America.


                                   SUPERVISION

FEDERAL REPUBLIC OF GERMANY
THE PIONEER FUNDS ARE SUBJECT NEITHER TO THE SUPERVISION OF THE FEDERAL BANKING SUPERVISORY OFFICE NOR ANY OTHER STATE SUPERVISION BY A GERMAN AGENCY, HOWEVER NOTIFICATION OF THE INTENTION OF SELLING SHARES OF THE PIONEER FUNDS IN THE FEDERAL REPUBLIC OF GERMANY HAS BEEN GIVEN TO THE FEDERAL BANKING SUPERVISORY OFFICE IN ACCORDANCE WITH SS.7 OF THE FOREIGN INVESTMENT ACT.

                                      (60)

THE PIONEER FUNDS WILL PAY THE FEE OF DM5,000.-- EACH WHICH IS ANNUALLY DUE TO THE FEDERAL BANKING SUPERVISORY OFFICE.


REPUBLIC OF AUSTRIA
THE PIONEER FUNDS ARE NEITHER SUBJECT TO THE SUPERVISION OF THE FEDERAL MINISTRY OF FINANCE NOR TO ANY OTHER STATE SUPERVISION BY AN AUSTRIAN AGENCY. NOTIFICATION OF THE INTENTION OF SELLING PIONEER FUND SHARES IN THE REPUBLIC OF AUSTRIA HAS BEEN GIVEN TO THE FEDERAL MINISTRY OF FINANCE, DEPT. V/13, IN VIENNA, IN ACCORDANCE WITH THE INVESTMENT FUND ACT.

UNITED STATES OF AMERICA
NOTIFICATION OF THE PIONEER FUNDS HAS BEEN GIVEN TO THE SECURITIES AND EXCHANGE COMMISSION (SEC) IN THE UNITED STATES OF AMERICA, HOWEVER THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                               CANCELLATION RIGHT


FEDERAL REPUBLIC OF GERMANY
If the purchase of investment shares was brought about as a result of verbal negotiations outside the permanent place of business of whoever sold or mediated the sale of these shares without the purchaser having asked the seller to enter into such negotiations, the purchaser is entitled, pursuant to ss.11 of the Foreign Investment Act, to cancel his purchase statement (cancellation right).

The cancellation has to be effected in writing toward the Pioneer Funds or their Representative within a period of two weeks. The period commences to run only after a copy of the application for the conclusion of a purchase contract was handed to the purchaser. It is sufficient for observing the period if the cancellation was dispatched before its expiry.

The cancellation right does not apply if a person engaged in business acquired the units for his business assets.

If the purchaser effected payments prior to the cancellation, Pioneer Funds is obliged to refund to him the value of the shares paid for on the date on which the cancellation statement is received as well as the costs paid one day following the return of the certificates acquired (ss.21, Sub-sections 2-4 Investment Companies Act).




                                      (61)

REPUBLIC OF AUSTRIA
For Austrian investors, ss.3 of the Consumer Protection Act shall apply.


                             CONTRACTUAL PROVISIONS


The legal relationship between the investor and the Pioneer Funds is governed by the following contractual provisions compiled from U.S. laws, the Declarations of Trust, Articles of Association and the Statements of Additional Information. The full German versions of the aforementioned contract documents are obtainable from the German Representative.



I.       GENERAL INFORMATION

1.1 All shares in the Pioneer Funds represent equal proprietary rights without there being shares with preferred rights. The number of shares is unlimited.

1.2 The sales contract comes into effect once a proper purchase order together with the purchase price has been received by the Transfer Agent in the currency of the United States of North America and the respective Pioneer Fund has not immediately rejected the purchase order. An initial purchase must amount to at least US$ 50.00 (Pioneer Fund, Pioneer II) or US$ 1,000 (Pioneer Growth Trust, Pioneer International Growth Fund).

1.3 Immediately after the sales contract has come into effect, the Transfer Agent opens a share account for the buyer in which, among others, the number of shares he has purchased is placed. The buyer accordingly receives confirmation of such and, on request, a certificate.

1.4 One copy each of the Declarations of Trust of the Pioneer Funds has been submitted to the Ministry of the Interior of the Commonwealth of Massachusetts; express indication is given hereby that the present Sales Prospectus is issued solely in the name of the Pioneer Funds and that any obligations which may arise in connection with or from this Prospectus are not binding for the individual Trustees or shareholders of the Pioneer Funds, but may only be asserted against the assets of the Pioneer Funds.


II.      PUBLIC OFFERING PRICE

2.1 The offering price of a share is computed from the net asset value of the respective Pioneer Fund divided by the number of outstanding shares of the respective Pioneer Fund plus an initial sales charge graduated according to the amount of the investment.

2.2 Buyers purchasing shares to a value of at least US$ 50,000 within a period of 13 months and holding such shares for at least one day during this period and providing a corresponding letter of intention become eligible for a reduced sales charge on the total investment.

2.3 The reduced sales charge also applies to further purchases of shares if all shares owned by a buyer, plus the newly subscribed shares, have an aggregate value of US$ 50,000 or more.


III.     RIGHT OF FREE DISPOSAL IN THE EVENT OF DEATH OF INVESTOR

In the event of death, the Pioneer Funds may demand presentation of a certificate of inheritance, grant of probate or other documents required for the purpose of clarifying who has right of free disposal. The Pioneer Funds may forgo presentation of a certificate of inheritance or grant of probate if a duplicate or a certified copy of the testamentary disposition (last will and testament, inheritance contract) is presented together with the appropriate minutes of opening. The Funds are authorized to regard as


                                      (62)
beneficiary the heir designated therein or the executor of the will, to grant him right of free disposal and, in particular, to make payment to him with discharging effect.

This shall not apply if the Pioneer Funds have knowledge that the person designated therein does not have right of free disposal, or if this has not come to their knowledge as a result of negligence.


IV.      TRUSTEES AND MANAGEMENT

4.1 The Trustees are elected either by the other Trustees or by the shareholders. The number of Trustees is determined by the Trustees. There must be at least three Trustees at any one time.

4.2 The management of the Pioneer Funds is entrusted to the Trustees who have the right to appoint a management company for this purpose. They are owners and bearers of all the assets of the Pioneer Funds. They hold these assets in trust for the shareholders proportionate to the number of shares they own in the Funds.


V. SHAREHOLDERS' MEETINGS

Shareholders' meetings may be convened from time to time by the Trustees or shareholders holding at least 10% of the shares.


VI. REPURCHASE OF SHARES

The Pioneer Funds have an obligation to repurchase shares at their net asset value. In order to do so, certain formalities defined by the Trustees must be observed. The obligation to repurchase may be suspended if the New York Stock Exchange is closed for business or if, under certain circumstances, the U.S. Securities and Exchange Commission so permits.


VII.     LIABILITY OF TRUSTEES

The Trustees shall only be held liable in the event of gross negligence and intention. They are not liable for the actions of other Trustees. They shall not be held personally liable for transactions executed in the name of the Funds.


VIII. INDEMNIFICATION OF SHAREHOLDERS FOR THIRD PARTY CLAIMS

8.1 Should a shareholder be held personally liable only because of his investment and the claim has been filed not because of misconduct on his part, he may demand indemnification from the Pioneer Fund involved for all expenses and costs he may incur as a consequence thereof.

8.2 Should third party claims be filed against a Pioneer Fund, these shall apply only to that Pioneer Fund itself and not to its shareholders, Trustees, representatives, Officers or Directors.


                                      (63)

IX. SAVINGS PLANS

Should the Pioneer Funds offer savings plans, initial sales charges shall only be payable on the actual investment.

A preliminary charge of costs as contemplated by ss.2 Clause 4c of the Foreign Investment Act shall under no circumstances be imposed.


X. APPLICABLE LAW

The Declarations of Trust for Pioneer Growth Trust and Pioneer International Growth Fund have been drawn up in accordance with the Laws of the Commonwealth of Massachusetts (USA) and those for Pioneer Fund and Pioneer II in accordance with the laws of Delaware (USA)- The laws of these states govern the legal relationship between the shareholders and the Pioneer Funds.


XI. TERMINATION OF THE PIONEER FUNDS

The Pioneer Funds have been formed for an indefinite period. They may be terminated at a given time either by the Trustees or by a majority of two thirds of shareholder votes.

The liquidation proceeds must be distributed to the shareholders in the ratio of the shares they hold to the total shares of the Funds once all liabilities have been met.


AUDIT CERTIFICATE OF THE PROSPECTUS EXAMINATION PERFORMED BY THE REPRESENTATIVE, BANK AUSTRIA AKTIENGESELLSCHAFT:

In accordance with the provisions of ss.26 of the Investment Fund Act, Bank Austria Aktiengesellschaft, as Representative and examiner of the Prospectus, hereby confirms that the present Prospectus has been examined and approved as being correct and complete.

Bank Austria Aktiengesellschaft.


                                      (64)

                             PAYING AGENT IN GERMANY
                            Vereins- und Westbank AG
                         Alter Wall 20-32, 20457 Hamburg



                             PAYING AGENT IN AUSTRIA
                       Bank Austria AG (Bank Code 20151),
                             Am Hof 2, A-1011 Vienna
                                       and
                      Vordere Zollamtstr. 13, A-1030 Vienna


                       REPRESENTATIVE, MARKETING AND SALES
                          Pioneer Fonds Marketing GmbH
                     Maximilianstra(beta)e 21, 80539 Munich,
                  Tel. (089) 29 07 41-0, Fax (089) 29 07 41-30



                    SHAREHOLDER SERVICE AND ORDER PROCESSING
          Pioneer Management (Ireland) Ltd., Niederlassung Deutschland
                         Postfach 630 351, 22313 Hamburg
                 Tel. (040) 53 89 17 - 0, Fax (040) 53 89 17-24

                                     PIONEER
                           Investment Funds since 1928







                                      (65)

                                  PIONEER FUND


                                   PIONEER II


                              PIONEER GROWTH TRUST

                           PIONEER CAPITAL GROWTH FUND
                           PIONEER EQUITY-INCOME FUND
                               PIONEER GOLD SHARES


                        PIONEER INTERNATIONAL GROWTH FUND










                                    PROSPEKT
                                 1. OKTOBER 1996

                                    PROSPEKT

                                  PIONEER FUND

                                   PIONEER II

                              PIONEER GROWTH TRUST
                           PIONEER CAPITAL GROWTH FUND
                           PIONEER EQUITY-INCOME FUND
                               PIONEER GOLD SHARES

                        PIONEER INTERNATIONAL GROWTH FUND

                                 60 State Street
                              Boston, MA 02109, USA


TREUHANDER:

JOHN F. COGAN, JR.
MARGARET B.W. GRAHAM
RICHARD H. EGDAHL, M.D.
JOHN W. KENDRICK
MARGUERITE A. PIRET
DAVID D. TRIPPLE
STEPHEN K. WEST
JOHN WINTHROP


DEPOTBANK:

BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109, USA


VERWALTUNGSGESELLSCHAFT:

PIONEERING MANAGEMENT CORPORATION
60 State Street
Boston, MA 02109, USA


HAUPTVERTRIEBSGESELLSCHAFT:

PIONEER FUNDS DISTRIBUTOR, INC.
60 State Street
Boston, MA 02109, USA

TRANSFERAGENT UND ANLEGERBETREUUNGSSTELLE:

PIONEERING SERVICES CORPORATION
60 State Street
Boston, MA 02109, USA


ZAHLSTELLE IN DEUTSCHLAND:

VEREINS- UND WESTBANK A.G.
(BLZ 200 300 00)
Alter Wall 22
D-20457 Hamburg


ZAHLSTELLE UND REPRaSENTANT IN OSTERREICH

BANK AUSTRIA AG
(BLZ 20151)
Am Hof 2
A-1011 Wien und
Vordere Zollamtsstr. 13
A-1030 Wien


REPRASENTANT IN DER BUNDESREPUBLIK DEUTSCHLAND

PIONEER FONDS MARKETING GMBH
Maximilianstra(beta)e 21
D-80539 Munchen


WIRTSCHAFTSPRUFUNGSGESELLSCHAFT:

ARTHUR ANDERSEN LLP.
One International Place
Boston, Massachusetts 02110, USA



Ergebnisse der Vergangenheit sind keine Garantie fur die zukunftige Entwicklung; diese kann besser oder schlechter ausfallen. Die Relation des US$ gegenuber der DM und dem OSch unterlag in der Vergangenheit gro(beta)en Schwankungen und kann daher das Anlageergebnis deutlich beeinflussen.

Die mit der Vermittlung beauftragten Personen sind nicht berechtigt, im Namen der Pioneer Fonds Gelder in Empfang zu nehmen. Sie sind weder Vertreter noch Erfullungsgehilfen der Pioneer Fonds oder des Transferagenten.

Pioneer Fund, Pioneer II, Pioneer Growth Trust und Pioneer International Growth Fund werden in diesem Prospekt auch als die ,,Pioneer Fonds" bezeichnet.

                               INHALTSVERZEICHNIS


                                                                Seite
                                                                -----

Allgemeines                                                      5
Anlageziele in Kurze                                             5
Rechtsform der Fonds                                             6
Mindesterwerb                                                    7
Reprasentant in der Bundesepublik Deutschland                    8
Reprasentant in der Republik Osterreich                          8
Unabhangige Wirtschaftsprufer                                    8
Zahlstellen                                                      9
Die Verwaltungsgesellschaft                                      9
Vergutung der Ve11altungsgesellschaft                            11
Die Verwaltung der Fonds                                         12
Die Hauptvertriebsgesellschaft                                   16
Transferagent und Anlegerbetreuungsstelle                        16
Die Depotbank                                                    16
Anteilserwerb                                                    17
Beispiel fur die Berechnung des Ausgabepreises                   19
Inventarwert und Festsetzung der Ausgabepreise                   19
Absichtserklarung                                                20
Tauschprivileg                                                   21
Systematischer Entnahmeplan                                      22
Ruckgabe von Anteilen                                            23
Wiedererwerb von Anteilen                                        24
Auftrage per Telefax                                             24
Ausschuttungsoptionen                                            25
Anlage von Dividenden in einem anderen Fonds                     25
Vertriebsservice - Gebuhr                                        26
Auflosung kleiner Anlagekonten                                   26
Anlageziele und Anlagepolitik                                    26
Anlagebeschrankungen                                             30
Risiken                                                          38
Ausgewahlte Daten je Anteil                                      56
Kosten                                                           67
Dividenden, Ausschuttungen und US-Steuern                        70
Anteilinhaberhaftung                                             71
Veroffentlichungen                                               71
Gerichtsstand                                                    71
Besteuerung in der Bundesrepublik Deutschland                    71
Besteuerung in der Republik Osterreich                           72
Aufsicht                                                         73
Widerrufsrecht                                                   73
Vertragsbedingungen                                              75


Kaufauftrag, Rechenschaftsbericht und ggfls. Halbjahresbericht sind beigefugt.

                                   ALLGEMEINES

Dieser Prospekt enthalt Informationen uber die Pioneer Fonds, die der Anleger kennen sollte, bevor er investiert. Bitte lesen Sie die folgenden Seiten daher sorgfaltig und bewahren Sie den Prospekt mit den anderen Ihnen ubergebenen Unterlagen auf. Fur Ihre Rechtsbeziehungen zu den Pioneer Fonds ist der deutsche Wortlaut der Vertragsbedingungen, des Prospektes und aller anderen Unterlagen und Veroffentlichungen der Pioneer Fonds ma(beta)geblich.

Eine Zusammenfassung der Vertragsbedingungen finden Sie in diesem Prospekt in dem Kapitel "Vertragsbedingungen".


Dem Prospekt mu(beta) ein Jahresbericht der Pioneer Fonds beigefugt sein, der nicht alter als 16 Monate (Bundesrepublik Deutschland) bzw. 12 Monate (Republik Osterreich) sein darf. Es mu(beta) zusatzlich ein Halbjahresbericht beigefugt werden, falls der Stichtag des Jahresberichts langer als neun Monate zuruckliegt.

Niemand ist befugt, Auskunfte oder Erklarungen uber die Pioneer Fonds zu geben, die nicht in diesem Prospekt und den ihm beigefugten Finanzberichten enthalten sind, und jeder Kauf von Anteilen, den eine Person auf der Grundlage von Erklarungen oder Angaben tatigt, die nicht in diesem Prospekt enthalten sind oder von dessen Inhalt abweichen, geht allein auf das Risiko des Kaufers.

Die Ausschuttungen und die Anteilspreise unterliegen Schwankungen, und der Wert Ihres Anteilkontos im Zeitpunkt einer Anteilsruckgabe kann uber oder unter dem Anteilskaufpreis liegen. Fondsanteile stellen keine Spareinlagen oder Schuldverschreibungen dar und sind weder durch eine Bank oder sonstiges Finanzinstitut garantiert oder indossiert, noch besteht eine Versicherung durch die Federal Deposit Insurance Corporation, den Federal Reserve Board oder eine andere staatliche Einrichtung. Anlagen in nicht-US-amerikanischen Wertpapieren und insbesondere in aufstrebenden Markten bergen zusatzliche Risiken zu denen, die gewohnlich mit einer Anlage in US-amerikanische Wertpapiere verbunden sind. Die Pioneer Fonds richten sich an Investoren, die diese Risiken tragen konnen und mogen nicht fur jeden Anleger geeignet sein.
Weitere Erlauterungen befinden sich in dem Kapitel "Risiken".


                              ANLAGEZIELE IN KURZE

PIONEER FUND und PIONEER II verfolgen als Anlageziel angemessene Ertrage und stetiges Wachstum des eingesetzten Kapitals. Die Fonds versuchen diese Ziele durch die Anlage in einer breiten Palette von sorgfaltig ausgewahlten und angemessen bewerteten Wertpapieren zu erreichen, wahrend Wertpapiere, deren Kurs einen aus ihrer augenblicklichen Marktpopularitat herruhrenden Preisaufschlag enthalten, gemieden werden.

PIONEER CAPITAL GROWTH FUND strebt Wertsteigerung durch Anlagen in einem diversifizierten Wertpapierportefeuille an, das hauptsachlich aus Stammaktien


                                      (5)
besteht. Laufende Ertrage aus diesen Wertpapieren sind fur die Investmentziele des Fonds von nebensachlicher Bedeutung.

PIONEER EQUITY-INCOME FUND strebt laufende Ertrage und ein langfristiges Kapitalwachstum aus einem Portefeuille an, das hauptsachlich aus Wertpapieren nordamerikanischer Gesellschaften besteht, die Dividenden ausschutten. Der Fonds bemuht sich, laufende Dividendenertrage zu erzielen, die gro(beta)er sind als die durchschnittliche Rendite des "Standard & Poor's Index of 500 common stocks".

PIONEER GOLD SHARES strebt eine langfristige Wertsteigerung des Kapitals durch Anlagen in Wertpapieren von Gesellschaften an, die sich mit der Gewinnung, Verarbeitung oder dem Verkauf von Gold oder anderen Edelmetallen befassen.

PIONEER INTERNATIONAL GROWTH FUND sucht langfristiges Kapitalwachstum durch Anlage in einem Portefeuille, das hauptsachlich aus nicht-US-amerikanischen Dividendenwerten und American Depositary Receipts zusammengesetzt ist.

Die Pioneer Fonds konnen zur Erreichung ihrer Anlageziele in unterschiedlichem Ma(beta)e Teile ihrer Vermogenswerte in nicht-US-amerikanischen Wertpapieren anlegen. Siehe "Anlageziele und Anlagepolitik" in diesem Prospekt.

Es kann naturlich nicht zugesichert werden, da(beta) die Pioneer Fonds ihre Anlageziele auch tatsachlich erreichen.


                              RECHTSFORM DER FONDS


PIONEER FUND und PIONEER II sind selbstandige, voneinander unabhangige Investmentgesellschaften mit einer unbeschrankten Anzahl von auszugebenden Anteilen (sog. "offene Investmentfonds"), die am 1. Mai 1996 in der Rechtsform eines Delaware Business Trust reorganisiert wurden.

PIONEER INTERNATIONAL GROWTH FUND ist ein offener Investmentfonds in der Rechtsform eines Massachusetts Business Trust.

PIONEER CAPITAL GROWTH FUND, PIONEER EQUITY-INCOME FUND und PIONEER GOLD SHARES sind diversifizierte Serien, also Teilfonds des PIONEER GROWTH TRUST, einer Investmentgesellschaft mit unbeschrankter Anzahl der auszugebenden Anteile (sog. "offener Investmentfonds"), der in der Rechtsform eines Massachusetts Business Trust gegrundet wurde. Jeder Anteil reprasentiert mit jedem anderen Anteil ein gleiches verhaltnismassiges Eigentumsrecht an einem Teilfonds. Bei einer Anteilinhaberversammlung stimmen im allgemeinen die Anteile jedes Teilfonds als einzelne Serien uber Angelegenheiten des Trust ab, es sei denn, der Investment Company Act von 1940 schreibt eine gemeinsame Abstimmung der drei Teilfonds vor. In Angelegenheiten, die nur einen einzelnen Teilfonds beruhren (zum Beispiel Anderungen der Anlageziele eines Teilfonds), stimmen nur die Anteile des betroffenen Teilfonds als gesonderte Serie ab. Die Anteile sind nicht mit Vorkaufs-, Zeichnungs- oder Umtauschrechten verbunden und frei ubertragbar. Die Anteilinhaber haben eine Stimme fur jeden gehaltenen Anteil und konnen ihre Stimmen bei der Wahl von Treuhandern und in anderen Angelegenheiten, die den Anteilinhabern unterbreitet werden, abgeben. Bei der Liquidation des Trust erhalten die Anteilinhaber jedes Teilfonds anteilig, vorbehaltlich der Rechte von Glaubigern: (a) den Erlos aus dem Verkauf der Vermogenswerte, die in den betreffenden Serien, auf die sich die Anteile an dem Trust beziehen, gehalten werden, abzuglich (b) der Verbindlichkeiten des Trust, die sich auf die jeweiligen Serien beziehen. Die Anteile eines Teilfonds partizipieren zu

                                      (6)
gleichen Teilen an den Gewinnen, Dividenden und Vermogenswerte des betreffenden Teilfonds allein. Der Trust behalt sich das Recht vor, weitere Anteilsserien neben den drei derzeit zur Verfugung stehenden Teilfonds aufzulegen und auszugeben.

Als offene Investmentfonds bieten PIONEER FUND, PIONEER II, PIONEER CAPITAL GROWTH FUND, PIONEER EQUITY-INCOME FUND, PIONEER GOLD SHARES und PIONEER INTERNATIONAL GROWTH FUND (die "Pioneer Fonds") ihre Anteile laufend der Offentlichkeit an und mussen ihre Anteile unter normalen Bedingungen auf Verlangen eines Anteilinhabers zu dem in diesem Zeitpunkt geltenden Inventarwert je Anteil auch wieder zurucknehmen. Siehe "Ruckgabe von Anteilen".

Jeder Anteil an den Pioneer Fonds verbrieft gleiche Rechte hinsichtlich Stimmrechtsausubung, Ausschuttung, Liquidationserlos und Rucknahmeanspruch. Es gibt weder Vorzugs- noch Mehrstimmrechtsanteile.

Obgleich die Pioneer Fonds nicht verpflichtet sind, jahrliche Hauptversammlungen einzuberufen, haben die Anteilinhaber das Recht, Versammlungen einzuberufen, um Treuhander zu wahlen, abzuwahlen oder andere Beschlusse zu fassen, wie sie in den Treuhanderklarungen und den Statement of Additional Information vorgesehen sind.

Die Anteile der Pioneer Fonds sind voll eingezahlt und unterliegen keiner Nachschu(beta)pflicht. Die Anteile bleiben beim Transferagenten der Pioneer Fonds hinterlegt und Zertifikate werden nur auf Antrag ausgestellt. Die Pioneer Fonds behalten sich das Recht vor, fur die Ausstellung von Zertifikaten eine Gebuhr zu erheben.

Das Eigenkapital der Pioneer Fonds entspricht jederzeit ihrem Nettovermogen.

Au(beta)er den Klasse A Anteilen, die in diesem Prospekt beschrieben werden geben PIONEER CAPITAL GROWTH FUND, PIONEER EQUITY-INCOME FUND, PIONEER GOLD SHARES und PIONEER INTERNATIONAL GROWTH FUND auch Klasse B und Klasse C Anteile heraus, die allerdings nur in den USA angeboten werden. Die Anteile jeder Klasse reprasentieren einen Anteil an dem jeweils selben Fondsvermogen und haben dieselben Stimmrechte, Ausschuttungsanspruche und Anspruche bei Ruckgaben oder einer Liquidation. Die Klasse B und Klasse C-Anteile unterscheiden sich von den Klasse A Anteilen im wesentlichen dadurch, da(beta) Klasse B und Klasse
C-Anteile ohne Ankaufsgebuhr erworben werden konnen, dafur aber mit einer hoheren Vertriebsservice-Gebuhr und unter Umstanden mit einer nachtraglichen Ankaufsgebuhr belastet sind. Im Hinblick auf die Genehmigung der Vertriebsservice-Gebuhr stimmen die Anteilsklassen getrennt ab.

Soweit in diesem Prospekt von "Anteilen" gesprochen wird, sind die "Klasse A Anteile" gemeint.

                                          MINDESTERWERB

Fur den Ersterwerb von Anteilen an PIONEER FUND und PIONEER II mussen mindestens US$ 50,- investiert werden.

Fur den Ersterwerb von Anteilen an PIONEER CAPITAL GROWTH FUND, PIONEER EQUITY-INCOME FUND, PIONEER GOLD SHARES und PIONEER INTERNATIONAL GROWTH FUND mussen mindestens US$ 1.000,- investiert werden.


                                      (7)

                         REPRASENTANT IN DER BUNDESREPUBLIK DEUTSCHLAND


Pioneer Fonds Marketing GmbH
Maximilianstra(beta)e 21
D-80539 Munchen


fungiert als Reprasentant der Pioneer Fonds in der Bundesrepublik Deutschland gema(beta) ss. 6 Auslandinvestment-Gesetz.

Der Reprasentant vertritt die Pioneer Fonds gerichtlich und au(beta)ergerichtlich. Er gilt als zum Empfang der fur die Verwaltungsgesellschaft und die Hauptvertriebsgesellschaft bestimmten Schriftstucke ermachtigt.

Fur  Klagen  gegen  die  Pioneer  Fonds,  die  Verwaltungsgesellschaft  oder die
Hauptvertriebsgesellschaft,   die   zu  dem   Vertrieb   der   Anteile   in  der
Bundesrepublik Deutschland Bezug haben, sind die Gerichte in Munchen zustandig.


                     REPRASENTANT IN DER REPUBLIK OSTERREICH


Bank Austria Aktiengesellschaft
Am Hof 2
A-1010 Wien und

Vordere Zollamtstr. 13
A-1030 Wien


fungiert als Reprasentant der Pioneer Fonds in der Republik Osterreich.

Der Reprasentant vertritt die Pioneer Fonds gerichtlich und au(beta)ergerichtlich. Er gilt als zum Empfang der fur die Verwaltungsgesellschaft und die Hauptvertriebsgesellschaft bestimmten Schriftstucke ermachtigt.

Fur Klagen gegen die Pioneer Fonds, die Verwaltungsgesellschaft oder die Hauptvertriebsgesellschaft, die zu dem Vertrieb der Anteile in der Republik Osterreich Bezug haben, sind die Gerichte von Wien zustandig.


                          UNABHANGIGE WIRTSCHAFTSPRUFER


Arthur Andersen LLP. fungiert als unabhangiger Wirtschaftsprufer fur die Pioneer Fonds; sie erbringt Dienstleistungen im Bereich Abschlu(beta)prufungen sowie bei der Vorbereitung von Steuererklarungen und leistet Hilfestellung im Zusammenhang mit der Uberprufung verschiedener bei der US-Aufsichtsbehorde einzureichender Unterlagen.

                                      (8)

                                   ZAHLSTELLEN

Als Zahlstelle in der Bundesrepublik Deutschland fungiert die

Vereins- und Westbank AG
Alter Wall 22
D-20457 Hamburg

Als Zahlstelle fur die Republik Osterreich fungiert die

Bank Austria Aktiengesellschaft
Am Hof 2
A-1011 Wien und
Vordere Zollamtsstr. 13
A-1030 Wien

Die Einrichtung der Zahlstellen dient der Erleichterung des Zahlungsverkehrs zwischen dem europaischen Anleger und dem Transferagenten der Pioneer Fonds.

Die   Zahlstellen   fuhren   ein   Konto,   konvertieren   eingehende   DM-  und
OSch-Anlagebetrage in US$ zu bankublichen Gebuhren und senden sie umgehend mittels SWIFT auf das Konto des jeweiligen Pioneer Fonds bei der Depotbank. Die Auszahlung der Verkaufserlose kann ebenfalls uber die Zahlstellen zu den gleichen Bedingungen erfolgen.

In Deutschland konnen Anleger bei Ruckgabeerlosen, Ausschuttungen und sonstigen Geldleistungen der Pioneer Fonds die Zahlung in Deutscher Mark uber die Zahlstelle verlangen.


                           DIE VERWALTUNGSGESELLSCHAFT


Die Pioneer Fonds werden im Rahmen bestehender Vertrage von der Pioneering Management Corporation ("PMC") verwaltet. Die PMC, eine Aktiengesellschaft, dient den Pioneer Fonds als Anlageberater und ist fur die Gesamtverwaltung der Geschafte der Pioneer Fonds verantwortlich, wobei sie nur dem Weisungsrecht der Treuhandergremien unterliegt.

Neben den Pioneer Fonds verwaltet die PMC auch weitere, in der Bundesrepublik Deutschland und der Republik Osterreich nicht offentlich vertriebene Investmentfonds, und sie ist auch Anlageberater bestimmter anderer institutioneller Kunden.

Die  Hauptverwaltung  der  PMC  befindet  sich  in  60  State  Street,   Boston,
Massachussetts  01209.  Das  Eigenkapital  der PMC betrug am 31.12.1995 US$ 40,7
Mio..

Im Rahmen Ihrer Vertrage mit den Pioneer Fonds hilft die PMC bei der Verwaltung der Pioneer Fonds und ist bevollmachtigt, nach eigenem Ermessen Wertpapiere fur Rechnung der einzelnen Pioneer Fonds zu erwerben und zu verkaufen, vorbehaltlich des Rechtes der Treuhander, einen solchen Erwerb oder Verkauf zu verhindern.

                                      (9)

PMC zahlt alle gewohnlichen betrieblichen Aufwendungen der Pioneer Fonds, einschlie(beta)lich der Gehalter der leitenden Angestellten und der Buromieten, mit Ausnahme der folgenden Kosten, die von den Pioneer Fonds zu zahlen sind: (a) Steuern und die sonstigen Abgaben an die Regierung; (b) etwaige Zinsen fur aufgenommene Kredite; (c) Anwaltsgebuhren und -kosten; (d) Gebuhren und Kosten der Buchprufung sowie Kontenfuhrungs- und Bewertungsgebuhren; (e) Versicherungsbeitrage; (f) Beitrage und Gebuhren fur die Mitgliedschaft in
Wirtschaftsvereinigungen; (g) Gebuhren und Auslagen fur Berichte an Aufsichtsorgane und fur die Registrierung - und Aufrechterhaltung derselben - der Anteile der Fonds bei der Securities and Exchange Commission (Borsenaufsichtsbehorde) und in den Einzelstaaten, Territorien und auslandischen Staaten; (h) Gehalter und Auslagen der Treuhander, die nicht der PMC verbunden oder ihre Mitinteressenten sind; (i) Gebuhren und Kosten der Hinterlegungsstelle, der Serviceleistungen fur Anteilinhaber, der Dividendenauszahlungsstelle und des Transferagenten; (j) Steuern in Verbindung mit Wertpapiertransaktionen fur Rechnung der Pioneer Fonds; (k) Kosten der Berichte an die Anteilinhaber sowie der Versammlungen der Anteilinhaber und der Sitzungen der Treuhander und Ausschusse; (l) die Kosten der Anteilsscheine; (m) Buchfuhrungskosten und (n) die Gebuhren gema(beta) Rule 12b-1. Die Pioneer Fonds zahlen auch alle Brokergebuhren im Zusammenhang mit ihren Wertpapiertransaktionen.


Alle Pioneer Fonds, die in Aktien investieren, werden von einem Aktienkomitee beaufsichtigt, dem die erfahrensten Investmentberater der PMC angehoren, und einem Anlageverwaltungs-Komittee, das aus den Verwaltern der US-amerikanischen Aktienportefeuilles besteht. Den Vorsitz beider Komitees halt Herr David Tripple, der Prasident und Chief Investment Officer von PMC. Herr Tripple trat 1974 in die PMC ein und hatte wahrend der letzten funf Jahre die allgemeine Verantwortung fur das Investmentgeschaft von PMC sowie besondere Portefeuille-Verwaltungsaufgaben.

Herr Tripple ist zudem fur die tagliche Verwaltung des PIONEER GOLD SHARES und die Verwaltung der internationalen Anlagen des Pioneer II, die ungefahr 15-25% des Gesamtvermogens des Fonds ausmachen, zustandig.

Die tagliche Verwaltung der US-amerikanischen Anlagen des PIONEER FUND und des PIONEER II liegt in der Verantwortung von Herrn Francis J. Boggan, Vice President des Fonds und von PMC. Herr Boggan ist seit 1991 bei PMC beschaftigt und war zuvor als Anlageverwalter in der Versicherungsindustrie tatig.

Herr Dr. Norman Kurland ist fur die tagliche Verwaltung des Portefeuilles des PIONEER INTERNATIONAL GROWTH FUND zustandig. Er ist seit 1990 bei PMC beschaftigt und war zuvor fur eine Reihe von Anlageberatungsgesellschaften und Industriekonzerne tatig.

Herr Warren J. Isabelle, Vice President des Fonds, obliegt die tagliche Verwaltung des PIONEER CAPITAL GROWTH FUND. Herr. Isabelle arbeitet seit 1984 fur PMC und hat den Fonds seit seiner Grundung betreut.

Die tagliche Verwaltung des PIONEER FUND und des PIONEER EQUITY-INCOME FUND liegt in den Handen von Herrn John A. Carey, Vice President dieser Fonds und der PMC seit Mai 1992. Herr Carey trat 1979 in die PMC ein.



                                      (10)

                      VERGUTUNG DER VERWALTUNGSGESELLSCHAFT


PIONEER FUND UND PIONEER II: Fur ihre Verwaltungsdienstleistungen und zum Ausgleich bestimmter Kosten, die PMC im Namen der Fonds entstehen, zahlen die Fonds an PMC jeweils ein Verwaltungshonorar, das aus zwei Komponenten besteht. Die erste Komponente ist ein Basishonorar in Hohe von 0,60% p.a. des durchschnittlichen taglichen Nettovermogens des jeweiligen Fonds (das ,,Basishonorar"). Die zweite Komponente ist eine ergebnisgebundene Honorarangleichung.

Berechnung der ergebnisgebundenen Honorarangleichung: Das Grundhonorar kann nach oben oder unten angeglichen werden, je nachdem, ob der jeweilige Fonds gegenuber einem zum Vergleich herangezogenen Index wahrend des Ergebniszeitraums ein besseres oder schlechteres Anlageergebnis erzielt hat, und in welchem Umfang. Die Treuhander haben zu diesem Zweck den Lipper Growth and Income Funds Index (,,Index") fur beide Fonds ausgewahlt. Der Index reprasentiert das arithmetische Durchschnittsergebnis (d.h. gleichma(beta)ig gewichtete Ergebnis) der 30 gro(beta)ten Fonds, welche die Anlageziele Kapitalzuwachs und Ertrage verfolgen. Der Ergebniszeitraum besteht aus dem laufenden Monat und den vorausgegangenen 35 Monaten (,,Ergebniszeitraum"). Jeder Prozentpunkt der Abweichung (bis zu hochstens +/-10) wird mit einem Ergebnisangleichungssatz von 0,01% multipliziert. Somit betragt der hochste ergebnisgebundene Angleichungssatz 0,10% p.a. Dieser Ergebnisvergleich wird am Ende jedes Monats vorgenommen. Ein entsprechender Prozentsatz dieses Satzes (auf Basis der Zahl der Tage des laufenden Monats) wird dann mit dem durchschnittlichen Nettovermogen des jeweiligen Fonds wahrend des gesamten Ergebniszeitraums multipliziert, so da(beta) sich eine Dollarsumme ergibt, die mit dem Basishonorar addiert (oder von diesem abgezogen) wird. Das Ergebnis des jeweiligen Fonds wird auf Grundlage seines Nettoinventarwertes je Anteil berechnet. Fur die Zwecke der Berechnung der ergebnisgebundenen Honorarangleichung werden Dividenden- oder Kursgewinnausschuttungen des jeweiligen Fonds so behandelt, als wenn sie zu dem Nettoinventarwert je Anteil, der am Stichtag fur die Ausschuttung gegolten hat, wieder in Fondsanteilen angelegt worden waren. Der Stand des Indexes grundet sich auf Wertveranderungen und berucksichtigt Barausschuttungen der Unternehmen, deren Wertpapiere in dem Index enthalten sind. Da sich die Angleichung des Basishonorars auf den Vergleich zwischen der Wertentwicklung des jeweiligen Fonds und dem Stand des Indexes grundet, ist es nicht ausschlaggebend, ob sich das Ergebnis des betreffenden Fonds nach oben oder unten entwickelt hat, sondern ob es sich mehr oder weniger als der Stand des Indexes nach oben oder unten entwickelt hat. Ferner bezieht sich das vergleichbare Anlageergebnis des betreffenden Fonds ausschlie(beta)lich auf den relevanten Ergebniszeitraum, ohne das Gesamtergebnis wahrend langerer oder kurzerer Zeitraume zu berucksichtigen. Die Treuhander konnen von Zeit zu Zeit bestimmen, da(beta) ein anderer Wertpapierindex als Benchmark fur die Einschatzung der Wertentwicklung des jeweiligen Fonds besser als der bisherige Index geeignet sei. In diesem Falle kann ein Nachfolgeindex an die Stelle des Indexes treten. Die Berechnung desjenigen Teiles der ergebnisgebundenen Angleichung, der einem Teil des vor der Annahme des Nachfolgeindexes liegenden Ergebniszeitraums zuzurechnen ist, wird sich dann aber weiterhin auf das Ergebnis des betreffenden Fonds im Vergleich zum Index grunden. Der jetzige Verwaltungsvertrag des Fonds mit der PMC ist am
1. Mai 1996 in Kraft  getreten.  Nach den  Bestimmungen  des Vertrages  wird der
Fonds ab 1. Mai 1996 Verwaltungshonorare in einer Hohe zahlen, die dem Basishonorar zuzuglich oder abzuglich der Summe der ergebnisgebundenen Angleichung fur den laufenden Monat und die vorausgegangenen 35 Monate entspricht. Am Ende jedes Folgemonats ruckt der


                                      (11)

Ergebniszeitraum um einen Monat vor, so da(beta) er stets ein 36-Monatszeitraum ist, bestehend aus dem laufenden Monat und den vorausgegangenen 35 Monaten, wie oben beschrieben. Wenn die Einbeziehung der Gesamtergebnisse (namlich der Periode vor dem Inkrafttreten des Verwaltungsvertrages) in den ersten rollenden Ergebniszeitraum zur Folge haben wurde, da(beta) sich das Basishonorar fur einen Monat erhoht, werden solche fruheren Gesamtergebnisse fur die Zwecke der Berechnung der ergebnisgebundenen Angleichung fur jenen Monat als indexneutral behandelt. Das Basishonorar wird taglich und die ergebnisgebundene Honorarangleichung einmal monatlich errechnet; das gesamte Verwaltungshonorar wird normalerweise monatlich gezahlt. Bis zum 1. Mai 1996 hatte PMC von Pioneer II und Pioneer fur ihre Verwaltungsdienstleistungen und zur Erstattung bestimmter Kosten jeweils Anspruch auf ein Verwaltungshonorar, das per annum 0,50% des durchschnittlichen taglichen Nettovermogens des Fonds bis zu $ 250 Mio., 0,48% der nachsten $ 50.000 Mio. und 0,45% der uber $ 300 Mio. hinausgehenden Summe entsprach. Das Honorar wurde normalerweise taglich errechnet und monatlich gezahlt. Wahrend des Geschaftsjahres zum 30. September 1995 sind dem Pioneer II Kosten in Hohe von rund $ 43.240.000 entstanden, einschlie(beta)lich Verwaltungshonoraren in Hohe von rund $ 21.051.000, die an PMC gezahlt wurden. Dem Pioneer Fund sind wahrend des Geschaftsjahres zum 31. Dezember 1995 Kosten in Hohe von rund $ 21.453.000 entstanden, einschlie(beta)lich Verwaltugshonoraren von ungefahr $ 10.330.000.

PIONEER CAPITAL GROWTH FUND,  PIONEER  EQUITY-INCOME  FUND, PIONEER GOLD SHARES:
Die Verwaltungsgebuhr betragt pro Jahr 0,65 % des durchschnittlichen taglichen Nettovermogens jedes Fonds bis zu US$ 300 Millionen, 0,60 % der nachsten US$ 200 Millionen, 0,50 % der nachsten US$ 500 Millionen und 0,45 % des uber US$ 1 Milliarde hinausgehenden Betrages. Die Verwaltungsgebuhren werden normalerweise taglich berechnet und monatlich gezahlt.

PIONEER INTERNATIONAL GROWTH FUND: Die Verwaltungsgebuhr betragt pro Jahr 1,00 % des durchschnittlichen taglichen Nettovermogens des Fonds bis zu US$ 300 Millionen, 0,85 % der nachsten US$ 200 Millionen dieses Vermogens und 0,75 % des Vermogens uber US$ 500 Millionen. Die Gebuhr wird normalerweise taglich berechnet und monatlich gezahlt.
Die von diesem Fonds gezahlte Verwaltungsgebuhr ist hoher als diejenige, die von den meisten Investmentfonds gezahlt wird. Wegen der gro(beta)eren Komplexitat der Verwaltung von einem Fonds mit einer internationalen Anlagestrategie liegen jedoch die Verwaltungsgebuhren international anlegender Fonds hoher als diejenigen, die von den meisten Investmentfonds gezahlt werden. Die Verwaltungsgebuhren werden normalerweise taglich berechnet und monatlich gezahlt.


                                    DIE VERWALTUNG DER FONDS


Die Treuhander der Pioneer Fonds tragen die Gesamtverantwortung fur die Verwaltung und Beaufsichtigung der Pioneer Fonds. Wegen der von der PMC als Anlageberater ubernommenen Funktionen benotigen die Pioneer Fonds keine anderen Angestellten als ihre leitenden Angestellten, die ihre Gehalter alle von der PMC oder aus anderen Quellen beziehen.

Die Treuhander und leitenden Angestellten der Pioneer Fonds sind im folgenden aufgefuhrt, ebenso wie ihre weiteren Beschaftigungen wahrend der letzten funf Jahre. Ein


                                      (12)

"Sternchen" hinter ihrem Namen bezeichnet die Treuhander, die gema(beta) dem Investment Company Act von 1940 als "Mitinteressenten" zu bezeichnen sind :


JOHN F. COGAN, JR.*, VORSITZENDER DES VERWALTUNGSRATES, PRASIDENT UND TREUHANDER, GEBURTSDATUM: JUNI 1926 Prasident, leitender Geschaftsfuhrer und ein Direktor der The Pioneer Group, Inc. ("PGI"); Vorsitzender und Direktor von PMC und Pioneer Funds Distributor, Inc.; Direktor der Pioneering Services Corporation ("PSC"), Pioneer Capital Corporation ("PCC") und von Forest-Starms (ein russisches Nutzholz Joint-Venture); Prasident und Direktor der Pioneer Plans Corporation, Pioneer Investment Corp. ("PIC"), Pioneer Metals and Technoloy, Inc., Pioneer International Corp., Pioneer First Russia, Inc. and Pioneer Omega, Inc.; Prasident und Direktor der Pioneer Goldfields Limited und der Teberebie Goldfields Limited; Aufsichtsratsvorsitzender der Pioneer Fonds Marketing GmbH, Mitglied des Aufsichtsrats der Pioneer First Polish Trust Fund Joint Stock Company; Vorsitzender, Prasident und Treuhander aller Pioneer Fonds und Partner von Hale & Dorr (Anwaltfirma der Fonds) 60 State Street Boston, Massachusetts.


RICHARD H. EGDAHL, M.D., TREUHANDER, GEBURTSDATUM: JULI 1926
Professor fur Management an der Boston University School of Management seit 1988, Professor fur offentliche Gesundheit an der Boston University School of Public Health; Professor fur Chirurgie an der Boston University School of Medicine und dem Boston University Medical Center. Executive Vice President und Vice Chairman of the Board des University Hospital, Academic Vice President fur Gesundheitsangelegenheiten der Boston University; Direktor der Essex Investment Management Company, Inc. (Investmentberater), der Health Payment Reviews (Sofware-Firma fur Programme zur Kosteneindammung), der Mediplex Group, Inc. (Firma fur Krankenpflegeeinrichtung), der Peer Review Analysis, Inc., Springer Verlag New York, Inc., Ehrendirektor am Francisan Kinderkrankenhaus. Boston University Health Policy Institute 53 Bay State Road Boston, Massachusetts 02115


MARGARET B. W. GRAHAM, TREUHANDERIN, GEBURTSDATUM: MAI 1947
Grundungsdirektorin der Winthrop Group, Inc. (einem Consulting-Unternehmen) seit 1982, Geschaftsfuhrerin der Entwicklungsabteilung, Xerox Palo Alto Research Center von 1991 bis 1994; Professorin fur Betriebsmanagement und Technologiemanagement an der Boston University School of Management von 1989 bis 1993 und Treuhanderin von allen Pioneer Fonds (mit einer Ausnahme). The Keep Post Office Box Il0 Little Deer Isle, Maine 04650


JOHN W. KENDRICK, TREUHANDER, GEBURTSDATUM: 1917
Emeritierter Professor der Wirtschaftswissenschaften an der George Washington University; Wirtschaftlicher Berater und Direktor des American Productivity and Quality Center und des American Enterprise Institute und Treuhander aller Pioneer Fonds (mit einer Ausnahme).
6363 Waterway Drive
Falls Church, Virgina 22044


                                      (13)

MARGUERITE A. PIRET, TREUHANDERIN, GEBURTSDATUM: MAI 1948
Prasidentin  der  Newbury,  Piret &  Company,  Inc.  (einer  Merchant  Bank) und
Treuhanderin   aller  Pioneer  Fonds.  One  Boston  Place,  Sinte  2363  Boston,
Massachusetts 02108

DAVID D. TRIPPLE*, TREUHANDER UND EXECUTIVE VICE PRESIDENT,
GEBURTSDATUM: FEBRUAR 1944
Executive Vice President und Direktor der PGI; Chief Investment Officer und Direktor der PMC, Direktor der PFD, PCC, PIC, PIntl, First Russia, Omega und Pioneer SBIC Corporation,Executive Vice President und Treuhander aller Pioneer Fonds. 60 State Street Boston, Massachusetts

STEPHEN K. WEST, TREUHANDER, GEBURTSDATUM: SEPTEMBER 1928
Partner bei Sullivan & Cromwell (einer Anwaltsfirma), Treuhander des The Winthrop Focus Funds (offener Investmentfonds) und Treuhander alle Pioneer Fonds. 125 Broad Street New York, New York 10014

JOHN WINTHROP, TREUHANDER, GEBURTSTAG: JUNI 1936
Prasident der John Winthrop & Co., Inc. (einer privaten Anlagefirma) und Direktor der NUI Corp. und American Farmland Trust und Treuhander von Alliance Capital Reserves, Alliance Government Reserves und Alliance Tax Exempt Reserves, Treuhander aller Pioneer Fonds. One North Adgers Wharf Charleston, South Carolina.

WARREN J. ISABELLE, VICE PRESIDENT (NUR PIONEER CAPITAL GROWTH FUND)
GEBURTSDATUM: JANUAR 1952
Direktor des Research und Senior Vice President der PMC

DR. NORMAN KURLAND, VICE PRESIDENT - INTERNATIONAL (PIONEER INTERNATIONAL GROWTH
FUND), GEBURTSDATUM: NOVEMBER 1949 Senior Vice President der PMC seit 1993, Vice President der PMC von 1990 bis 1993, Vice President auch anderer Pioneer Fonds.

FRANCIS J. BOGGAN, VICE PRESIDENT (NUR PIONEER II), GEBURTSDATUM: JULI 1957 Vice President der PMC

WILLIAM H. KEOUGH, FINANZLEITER, GEBURTSDATUM: APRIL 1937
Senior Vice President, Finanzleiter und Schatzmeister der PGI sowie Schatzmeister der PFD, PMC, PSC, PCC, PIC, PIntl, Pioneer Metals Technology, Inc. (,,PMT"), Pioneer Goldfields Limited, First Russia, Omega und Pioneer SBIC Corporation und Schatzmeister und Direktor der PPC und Schatzmeister aller Pioneer Fonds.

                                      (14)

JOSEPH P. BARRI, SECRETARY, GEBURTSDATUM: AUGUST 1946
Secretary der PGI, PMC, PPC, PIC, PIntl, PMT, First Russia, Omega and PCC; Angesteler von PFD und PSC; Partner von Hale & Dorr (der Anwaltsfirma der Pioneer Fonds) und Secretary aller Pioneer Fonds.

ERIC W. RECKARD, ASSISTENT DES FINANZLEITERS, GEBURTSDATUM: JUNI 1956
Leiter der Fondsbuchhaltung von PMC (seit Mai 1994), Leiter der Buchprufung und Geschaftsanalysen von PGI (bis Mai 1994), Assistent des Finanzleiters aller Pioneer Fonds.

ROBERT P. NAULT, ASSISTENT DES SECRETARY, GEBURTSDATUM: MARZ 1964
Justitiar und Assistent des Secretary der PGI (seit 1995); Assistent des Secretary von PMC, PIntl, PGL, First Russia, Omega und allen Pioneer Foinds, Angestellter der PFD und PSC, davor Juniorpartner bei Hale and Dorr (Rechtsberater der Fonds).

JOHN A. CAREY, VICE PRESIDENT (NICHT PIONEER II), GEBURTSDATUM: MAI 1949 Vice President der PMC und einzelner Pioneer Fonds

Die Geschaftsanschrift aller leitenden Angestellten lautet: 60 State Street, Boston, Massachusetts 02109.

Die Treuhanderklarungen der Pioneer Fonds bestimmen, da(beta) zwei Drittel ihrer ausstehenden Anteile uber die Abberufung eines Treuhanders der Pioneer Fonds auf einer au(beta)erordentlichen Versammlung der Anteilinhaber abstimmen konnen.

Die Gesamtheit der ausstehenden Aktien der Pioneer Funds Distributor, Inc., der Pioneering Management Corporation und der Pioneering Services Corporation ist Eigentum der Pioneer Group, Inc., einer Gesellschaft mit Sitz in Delaware. Die PFD ist Hauptvertriebsstelle fur die Anteile der Fonds. Die Herren Cogan, Tripple, Keough und Barri, leitende Angestellte und/oder Treuhander der Pioneer Fonds, sind auch leitende Angestellte und/oder Verwaltungsratsmitglieder der PFD, PMC, PSC (mit Ausnahme von Herrn Tripple) und PGI. John F. Cogan, Jr. hielt zum Datum dieses Prospektes ungefahr 14% der von PGI ausgegebenen Aktien.

Ab dem 1. November 1995 zahlt jeder der Fonds die folgenden Treuhanderhonorare:

            1. an Treuhander, die nicht mit PMC, PGI, PFD oder PSC verbunden sind a. ein Basishonorar von US$ 500 und einen Betrag von US$ 120 pro Treuhanderversammlung b. ein variables Honorar, das sich nach der Hohe des durchschnittlichen Nettovermogens der Fonds richtet und in 1996 US$ 2.069 beim Pioneer Fund, US$ 5.267 beim Pioneer II, je US$ 1.600 beim Pioneer Capital Growth Fund, Pioneer Equity-Income Fund und Pioneer Gold Shares sowie US$ 360 beim Pioneer International Growth Fund voraussichtlich nicht uberschreiten wird.
            2. an alle Treuhander a. einfache Mitglieder des Wirtschaftprufungsausschusses erhalten ein Honorar in Hohe von 10% des durchschnittlichen jahrlichen Treuhanderhonorarvolumens, wahrend der Vorsitzende dieses Komitees ein Honorar in Hohe von 20%


                                      (15)
            erhalt. Es wird erwartet, da(beta) diese Honorare sich fur jeden einzelnen Fonds in 1996 auf US$ 6.000 bzw US$ 12.000 belaufen werden. b. einfache Mitglieder anderer Komitees erhalten ein Honorar von 5% des durchschnittlichen jahrlichen Treuhanderhonorarvolumens, wahrend der Vorsitzende dieses Komitees ein Honorar in Hohe von 10% erhalt.



                         DIE HAUPTVERTRIEBSGESELLSCHAFT


Pioneer Funds Distributor, Inc. ("PFD")
60 State Street
Boston, Massachusetts 01209, USA

ist eine Aktiengesellschaft und indirekte hundertprozentige Tochtergesellschaft der PGI und dient den Fonds als Hauptvertriebsgesellschaft. Die PFD schlie(beta)t mit verschiedenen Vertriebs- und Beratungsfirmen in Europa Vertriebsvertrage ab, welche diese berechtigen, Anteile an den Pioneer Fonds in den Landern, in denen dies gesetzlich moglich ist, offentlich anzubieten.

Das Eigenkapital der PFD betrug zum 31.12.1995 US$ 71,7 Mio.


                    TRANSFERAGENT UND ANLEGERBETREUUNGSSTELLE

Pioneering Services Corporation ("PSC")
60 State Street
Boston, Massachusetts, 02109, USA

ist eine nach dem Recht des Commonwealth of Massachusetts gegrundete Kapitalgesellschaft. Als Transferagent der Pioneer Fonds fuhrt sie die An- und Verkaufe der Anteile einschlie(beta)lich der Koordination dieser Transaktionen mit der Depotbank durch. Sie fuhrt auch die Verteilung der Dividenden und Kursgewinne an die Anteilinhaber aus und fuhrt die Bucher der Pioneer Fonds. Die PSC hatte zum 31.12.1995 ein Eigenkapital von US$ 1Mio. Sie erhalt eine jahrliche Gebuhr von US$ 22,00 (Pioneer Fund) US$ 22,00 (Pioneer II), US$ 30,00 (Pioneer Capital Growth Fund, Pioneer Equity-Income Fund, Pioneer Gold Shares) bzw. $ 22,00 (Pioneer International Growth Fund) pro Konto jedes Fonds neben dem Ersatz ihrer Aufwendungen.


                                  DIE DEPOTBANK


Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109,
USA

Brown   Brothers   Harriman   &   Co.   ("BBH")   ist   eine    US-amerikanische
Personengesellschaft (partnership) und hatte zum 31.12.1995 ein Eigenkapital von US$ 166 Mio.

                                      (16)

Die Pioneer Fonds haben fur die Verwahrung ihrer Wertpapiere und anderen Vermogenswerte BBH als Depotbank beauftragt.

Die Pioneer Fonds zahlen an die Depotbank fur die in den USA befindlichen Vermogenswerte der Pioneer Fonds Gebuhren zwischen 0,02 % der ersten US$ 100 Millionen des Nettoinventarwertes bis 0,002 % des Nettoinventarwertes uber US$ 3 Milliarden dieses Vermogensanteils.

Fur die au(beta)erhalb der USA befindlichen Vermogenswerte haben die Pioneer Fonds nach Landergruppen geordnet von 0,06 % bis 0,025 % des Nettoinventarwertes zu entrichten.

Fur Transaktionen US-amerikanischer Wertpapiere haben die Pioneer Fonds zwischen US$ 6 ,- und US$ 20,-- zu entrichten; fur Transaktionen anderer Wertpapiere fallen nach Landergruppen geordnet zwischen US$ 30,-- und US$ 50,--Gebuhren an. Daneben hat die Depotbank Anspruch auf Ersatz ihrer Auslagen.

Zu den Dienstleistungen der BBH zahlen u.a. die Verwaltung von Wertpapieren, die Einziehung von Ertragen auf diese Wertpapiere, die Fuhrung von Bankkonten, die Verwaltung der liquiden Mittel fur den Kauf und Verkauf von Wertpapieren und die Buchfuhrung von Devisentransaktionen.


                                  ANTEILSERWERB


Sie konnen Anteile jedes Pioneer Fonds zum Ausgabepreis uber einen autorisierten Anlagevermittler von der Hauptvertriebsgesellschaft erwerben. Als Mindestbetrag fur eine Erstanlage sind in Pioneer Fund und Pioneer II US$ 50, in Pioneer Capital Growth Fund, Pioneer Equity-Income Fund, Pioneer Gold Shares und Pioneer International Growth Fund US$ 1.000 erforderlich. Im weiteren ist es erforderlich, da(beta) Sie einen Kaufauftrag ausfullen, unterschreiben und den Ausgabepreis bezahlen. Der Kaufauftrag wird von Ihrem Anlageberater uber die Pioneer Management (Ireland) Limited, Niederlassung Deutschland in Hamburg, an den Transferagenten der Pioneer Fonds gesandt.

Nach Eingang des Kaufauftrages und Ausgabepreises bei der PSC werden die Anteile am Pioneer Fonds fur Sie erworben. Sobald der Kaufauftrag bei dem Transferagenten eingegangen ist, wird fur Sie ein Konto eroffnet und die Anteile Ihnen mit Wertstellung Erwerbsdatum gutgeschrieben.

Der Ausgabepreis ist der Inventarwert je Anteil, der als nachster nach Eingang des Kaufauftrages bei der Hauptvertriebsgesellschaft errechnet wird, zuzuglich einer Ankaufsgebuhr in folgender Hohe:


Gro(beta)e des Kaufes                         Ankaufsgebuhr als Prozentsatz
---------------------                         -----------------------------

                                      des angelegten         des Ausgabepreises
                                                             Nettobetrages

Weniger als US$ 50.000                    5,75 %                   6,10 %

ab US$ 50.000, aber weniger als
US$ 100.000                               4,50 %                   4,71 %



                                      (17)
ab US$ 100.000, aber weniger als
US$ 250.000                               3,50 %                   3,63 %

ab US$ 250.000, aber weniger als
US$ 500.000                               2,50 %                   2,56 %

US$ 500.000, aber weniger als
US$ 1.000.000                             2,00 %                   2,04 %

US$ 1.000.000 oder mehr                   0,00                     0,00


Die obige Tabelle der Ankaufsgebuhren gilt fur Kaufe von Anteilen jedes Pioneer Fonds durch (I) eine naturliche Person, (II) eine naturliche Person, deren Ehemann oder Ehefrau und deren Kinder unter 21 Jahren und (III) einen Trustee oder anderen Treuhander eines Treuhandverhaltnisses, Nachlasses oder Treuhandkontos sowie fur Konten von US-amerikanischen Arbeitnehmerspar- und ahnlichen Planen.

Die Pioneer Fonds bieten zudem sog. Gruppenplane an, nach denen Fondsanteile zu einer geringeren oder ohne Ankaufsgebuhr ausgegeben werden. Hierzu ist erforderlich, da(beta) sich bestimmte Organisationen bereit erklaren, die Pioneer Fonds ihren Mitgliedern zu empfehlen, den Pioneer Fonds Werbung innerhalb der Organisation zu ermoglichen oder in sonstiger Weise den Verkauf von Fondsanteilen an ihre Mitglieder zu begunstigen. Im weiteren konnen Fondsanteile zu von der Tabelle abweichenden Gebuhren uber Institutionen wie Versicherungen erworben werden, die die Fondsanteile in ihre eigenen Finanzprodukte einbinden (z. B. fondsgebundene Lebensversicherungen). Nahere Informationen hierzu erhalten sie von der Pioneer Fonds Marketing GmbH.

Gegenwartig ist keine Ankaufsgebuhr fur Anlagen von US$ 1.000.000 oder mehr zu zahlen, doch wird bei solchen Anlagen gegebenenfalls eine spatere Verkaufsgebuhr von 1 % erhoben, wenn innerhalb eines Jahres nach dem Erwerb bestimmte Ruckgaben getatigt werden. Siehe "Rucknahme von Anteilen".

Um die Verkaufsbemuhungen zu fordern und die Handler dafur zu honorieren, da(beta) sie ihren Kunden einen laufenden Service bieten, einschlie(beta)lich der Verbuchung von Kauf- und Ruckgabegeschaften, Einrichtung von Anteilinhaberkonten, Erteilung bestimmter Auskunfte und Beratung uber einen Pioneer Fonds, wird die PFD an qualifizierte Handler eine laufende Servicegebuhr zahlen (Siehe ,,Vertriebsservice-Gebuhr"). Die Zahlung der Servicegebuhr ist mit der Bedingung verknupft, da(beta) sich der Handler bereit erklart, jedem Konto einen aktiven Vertreter zuzuweisen und andere Bedingungen zu erfullen, damit ein laufender Service sichergestellt ist. Die Servicegebuhr kann jederzeit ausgesetzt oder geandert werden, und sie wird automatisch bei Beendigung des Vertriebsplans aufhoren, der auf Seite [26] dieses Prospektes beschrieben wird. Die Servicegebuhr, die 0,25 % p.a. des Wertes des Kundenkontos nicht ubersteigen darf, wird monatlich errechnet und vierteljahrlich gezahlt.

Die fur einen Kauf von Anteilen eines Pioneer Fonds durch eine der oben angefuhrten Personen geltende Ankaufsgebuhr wird ermittelt, indem der Wert der zu kaufenden Anteile dem Gesamtwert (zum derzeitigen Ausgabepreis) der Anteile an einem der anderen offenen Pioneer Fonds, die fruher erworben wurden und noch gehalten werden, hinzugerechnet wird, sofern der PFD von dieser Person oder ihrem Handler jedesmal dann, wenn ein Ankauf erfolgte, der hierfur in Frage kommt, Mitteilung gemacht wird. Fur


                                      (18)
die Zwecke des vorausgegangenen Satzes zahlen zu den anderen offenen Pioneer-Fonds alle offenen Fonds, denen die PFD als Hauptvertriebsgesellschaft dient. Zum Beispiel wurde eine Person, die US$ 5.000 in einem der Pioneer Fonds angelegt und gegenwartig Anteile anderer offener Pioneer Fonds im Werte von US$
50.000 halt, eine Ankaufsgebuhr von 4,50% des Ausgabepreises der neu erworbenen Anteile zahlen. Die Ankaufsgebuhren konnen auch durch die Vereinbarung reduziert werden, einen bestimmten Betrag wahrend eines bestimmten Zeitraums von 13
Monaten zu investieren. Nahere Informationen finden Sie in dem Kapitel "Absichtserklarung".

Anteile der Pioneer Fonds konnen auch zum Inventarwert je Anteil ohne Ankaufsgebuhr verkauft werden an: (a) derzeitige oder fruhere Treuhander und leitende Angestellte der Pioneer Fonds sowie die Partner und Angestellten ihrer Rechtsanwaltskanzlei; (b) derzeitige oder fruhere Verwaltungsratsmitglieder, leitende Angestellte, Angestellte oder Verkaufsvertreter der PGI oder ihrer Tochtergesellschaft; (c) derzeitige oder fruhere Verwaltungsratsmitglieder, leitende Angestellte, Angestellte oder Verkaufsvertreter von Nebeninvestmentberatungsgesellschaften oder fruheren Investmentberatern von jedem Fonds, dem PMC als Anlageverwalter dient, einschlie(beta)lich von Zweigstellen und Tochtergesellschaften solcher Personen; (d) derzeitige oder fruhere leitende Angestellte, Partner, Angestellte oder registrierte Vertreter von Handlern, die Verkaufsvertrage mit der PFD geschlossen haben; (e) unmittelbare Familienangehorige einer der obigen Personen; (f) jeder Trust, Treuhander oder sonstige die vorgenannten Personen begunstigende Verhaltnisse;
(g) Versicherungsgesellschaften und (h) bestimmte "wrap accounts" zugunsten von Mandanten von Anlageberatern, die bestimmte Bedingungen der PFD erfullen (nicht Pioneer International Growth Fund) (i) andere Fonds und Konten, die von IMC oder eines mit ihr verbundenen Unternehmen verwaltet oder beraten werden und (j) bestimmte offene Investmentfonds. So gekaufte Anteile werden fur Anlagezwecke erworben und konnen nur durch Einlosung und Ruckkauf durch den Fonds oder in seinem Namen wieder verkauft werden. Dieses Privileg ist mit der Bedingungen verknupft, da(beta) die PFD eine schriftliche Mitteilung uber die Berechtigung erhalt.

Anteile, die au(beta)erhalb der USA an Investoren, die nicht US-amerikanische Personen sind, verkauft sind, konnen anderen Ankaufs- und Servicegebuhren unterliegen, solange diese Gebuhren den ortlichen Gesetzen und geschaftlichen Usancen entsprechen.


                                BEISPIEL FUR DIE
                  BERECHNUNG DES AUSGABEPREISES ZUM 30.09.1995
                              ANHAND DES PIONEER II

Der Nettoinventarwert von US $ 5.114.963 geteilt durch die Anzahl der Anteile (247.541.206) ergibt den Nettoinventarwert pro Anteil von US $ 20,66, der dem Rucknahmepreis pro Anteil entspricht.

Der Nettoinventarwert pro Anteil zuzuglich einer Ankaufsgebuhr von 6,10 % des Nettoinventarwertes pro Anteil (US $ 1,26) ergibt den Ausgabepreis pro Anteil von US $ 21,92.


                 INVENTARWERT UND FESTSETZUNG DER AUSGABEPREISE


Anteile  der  Pioneer  Fonds  werden  zum  Ausgabepreis  verkauft,  der  aus dem
Inventarwert  je  Anteil  und  der  anzuwendenden   Ankaufsgebuhr  besteht.  Der
Inventarwert  je Anteil wird


                                      (19)
fur jeden Pioneer Fonds ermittelt, indem der Wert seines Vermogens abzuglich der Verbindlichkeiten durch die Anzahl der ausstehenden Anteile dividiert wird. Der Inventarwert wird an jedem Tage, an dem die New Yorker Wertpapierborse geoffnet ist, einmal taglich zum Geschaftsschlu(beta) der Borse errechnet.

Wertpapiere werden mit dem letzten Verkaufskurs der Hauptborse oder des Marktes, auf dem sie gehandelt werden, bewertet. Wertpapiere, die am Datum ihrer Bewertung nicht gehandelt worden sind, oder Wertpapiere, deren Kurse nicht allgemein notiert sind, werden mit dem Mittelwert von Brief und Geld bewertet. In auslandischen Wahrungen notierte Wertpapiere werden auf der Grundlage von Wechselkursen in U.S.-Dollar umgerechnet, die von unabhangigen Bewertungsgesellschaften geliefert werden. Im allgemeinen schlie(beta)t der Handel mit auslandischen Wertpapieren jeden Tag zu unterschiedlichen Zeiten vor Geschaftsschlu(beta) der New Yorker Wertpapierborse. Der Wert dieser Effekten, der zur Berechnung des Inventarwertes der Anteile eines Pioneer Fonds benutzt wird, wird zu diesen Zeiten ermittelt. Die Wechselkurse fur Auslandswahrungen werden im allgemeinen ebenfalls vor Geschaftsschlu(beta) der New Yorker Wertpapierborse ermittelt. Gelegentlich konnen Ereignisse, die den Wert solcher Effekten und die Wechselkurse beeinflussen, zwischen dem Zeitpunkt der Wertermittlung und dem Geschaftsschlu(beta) der New Yorker Wertpapierborse eintreten, weshalb sie bei der Ermittlung des Inventarwertes eines Pioneer Fonds keine Berucksichtigung finden. Wenn wahrend dieses Zeitraums Ereignisse eintreten, die den Wert solcher Effekten erheblich beeinflussen, werden diese Effekten mit ihrem fairen Wert bewertet, der in gutem Glauben von den Treuhandern ermittelt wird. Alle Vermogenswerte eines Pioneer Fonds, fur die es keine andere leicht verfugbare Bewertungsmethode gibt, werden mit ihrem fairen Wert bewertet, der in gutem Glauben von den Treuhandern bestimmt wird.

Ein Kaufauftrag fur Anteile, der bei der PFD vor Geschaftsschlu(beta) der Borse (gegenwartig 16 Uhr ostlicher Zeit der USA) eingeht, wird zu dem Ausgabepreis bestatigt, der zum Geschaftsschlu(beta) der Borse an dem Tage, an dem der Auftrag eingegangen ist, ermittelt wird. Hierzu ist es in aller Regel erforderlich, da(beta) der Kaufauftrag bis um 17:00 Uhr mitteleuropaischer Zeit bei der Pioneer Management (Ireland) Limited, Niederlassung Deutschland, in Hamburg eingeht. Ein Kaufauftrag, der bei der PFD nach Geschaftsschlu(beta) der Borse eingegangen ist, wird zu dem Ausgabepreis bestatigt, der fur den Geschaftsschlu(beta) der Borse am nachsten Geschaftstag gilt.

Die Pioneer Fonds behalten sich das Recht vor, nach eigenem Ermessen das gesamte Angebot der Anteile, oder einen Teil desselben, auszusetzen, wenn eine solche Aussetzung nach dem Urteil des Management im besten Interesse eines Pioneer Fonds liegt. Ein Kaufauftrag fur Anteile ist fur die PFD nicht verbindlich und kann von ihr zuruckgewiesen werden, bis er von der PFD schriftlich bestatigt wurde und die Zahlung eingegangen ist.


                                ABSICHTSERKLARUNG

Kaufe von Fondsanteilen in Hohe von US$ 50.000 oder mehr (ausschlie(beta)lich der Reinvestition von Dividenden- und Kursgewinnausschuttungen), die gema(beta) einer der PFD vorgelegten Absichtserklarung (im Kaufauftrag enthalten) innerhalb eines 13-Monatszeitraums getatigt werden, berechtigen zu einer herabgesetzten Ankaufsgebuhr. Diese herabgesetzte Ankaufsgebuhr ist die Gebuhr, die fur den Kauf aller Anteile gilt, die wahrend dieses 13-Monatszeitraums aufgrund einer Absichtserklarung erworben werden, als wenn diese Anteile alle gleichzeitig gekauft worden waren. Zum Beispiel wurde einer Person, die eine
Absichtserklarung  unterschreibt,  die  wahrend  eines  13-Monatszeitraums  eine

                                      (20)

Gesamtanlage von US$ 50.000 in Fondsanteilen vorsieht, der Ankaufsgebuhrensatz von 4,50 % fur alle wahrend dieses Zeitraums getatigten Kaufe berechnet. Wenn der wahrend des 13-Monatszeitraums tatsachlich angelegte Betrag hoher oder geringer als der in der Absichtserklarung genannte ist, erfolgt eine Angleichung der Ankaufsgebuhr. Ein Kauf, der nicht auf der Grundlage einer Absichtserklarung getatigt wurde, kann spater mit eingeschlossen werden, wenn die
Absichtserklarung innerhalb von 90 Tagen nach dem Kauf abgegeben wird. Anteilinhaber konnen auch die herabgesetzte Ankaufsgebuhr fur sich in Anspruch nehmen, indem sie den Wert (zum derzeitigen Ausgabepreis) aller ihrer Anteile an Pioneer Fonds, deren eingetragene Inhaber sie am Datum der Absichtserklarung sind, als Guthaben zur Bestimmung des Ankaufsgebuhrensatzes einschlie(beta)en konnen, der fur die Anteile gelten soll, die auf der Grundlage der Absichtserklarung erworben werden sollen.

Die Absichtserklarung gibt der Pioneering Services Corporation das Recht, Anteile, deren Kaufpreis 5 % der in der Absichtserklarung angegebenen Anlage entspricht, bei einem Dritten zu hinterlegen. Eine Absichtserklarung ist keine bindende Verpflichtung fur den Anleger, den Kauf zu tatigen, oder fur die Pioneer Fonds, Anteile in voller Hohe des angegebenen Betrages zu verkaufen. Der Anleger sollte die Bestimmungen der Absichtserklarung sorgfaltig lesen, bevor er sie unterschreibt.


                                 TAUSCHPRIVILEG

Sie konnen jederzeit Anteile an einem Pioneer Fonds, die durch direkten Ankauf erworben worden sind, zum Nettoinventarwert ohne Ankaufsgebuhr gegen Anteile eines anderen Pioneer Fonds schriftlich tauschen.

Der   Tausch    mu(beta)    mindestens   US$   1.000    betragen.    Ein   neues
Pioneer-Anlagekonto,   das  durch  einen  Tausch  eroffnet  wird,   mu(beta)  in
identischer Weise wie das ursprungliche Anlagekonto registriert sein.

Wenn die PSC einen Tauschantrag vor 16.00 Uhr ostlicher Zeit erhalt, wird der Tausch fur gewohnlich noch an dem betreffenden Tage erfolgen, wenn die obigen Voraussetzungen erfullt sind. Hierzu ist es erforderlich, da(beta) der Tauschantrag bis 17.00 Uhr mitteleuropaischer Zeit an einem Bankarbeitstag in Deutschland bei der Pioneer Management (Ireland) Limited, Niederlassung Deutschland, in Hamburg eingeht. Wenn der Tauschantrag nach 16.00 Uhr ostlicher Zeit eingeht, wird der Tausch fur gewohnlich am nachsten Werktag erfolgen.

Sie sollten die unterschiedlichen Anlageziele und Anlagepolitiken der Pioneer Fonds, wie sie in diesem Prospekt beschrieben sind, berucksichtigen, bevor Sie einen Tausch vornehmen. Steuerlich stellt ein Tausch einen Verkauf der ausgetauschten Anteile und einen Kauf von Anteilen eines anderen Fonds dar. Daher konnte ein Tausch zu einem Verau(beta)erungsgewinn oder -verlust bei den verkauften Anteilen fuhren, falls zwischen An- und Verkauf der Anteile weniger als 6 Monate (ss. 33 des dt. EStG) bzw. 12 Monate (ss. 30 osterr. EStG) liegen (Spekulationssteuer).

AUTOMATISCHER TAUSCH:
Sie konnen Anteile eines Pioneer-Kontos gegen Anteile eines anderen Pioneer-Kontos in regelma(beta)igen Abstanden, sei es monatlich oder vierteljahrlich, automatisch tauschen. Die Konten mussen identische Registrierungen haben, und das ursprungliche Konto mu(beta) ein Mindestguthaben von US$ 5.000 aufweisen. Der Tausch erfolgt am 18. jedes Monats.

                                      (21)

Um einen Mi(beta)brauch des Tauschprivilegs zum Schaden anderer Anteilinhaber zu verhindern, behalten sich die Pioneer Fonds und Pioneer Funds Distributor, Inc. das Recht vor, die Anzahl und/oder Haufigkeit der Tausche ohne vorherige Ankundigung zu beschranken. Ein solcher Mi(beta)brauch liegt u.a. dann vor, wenn Anteilinhaber auf kurzfristige Marktfluktuationen mit haufigen Umtauschen reagieren oder sich aus dem Muster ihrer Umtausch-Transaktionen der Versuch ableiten lie(beta)e, ein Markttiming zu erreichen. Die Pioneer Fonds werden etwaige Anderungen oder die Aufhebung des Tauschprivilegs den Anteilinhabern innerhalb der gesetzlich vorgeschriebenen Fristen im voraus mitteilen.


                           SYSTEMATISCHER ENTNAHMEPLAN

Der systematische Entnahmeplan wurde entworfen, um eine bequeme Methode fur feste Zahlungen in regelma(beta)igen Abstanden aus Anteilen eines Fonds, die der Antragssteller in einem Pioneer Fonds halt, anzubieten. Der Antragsteller mu(beta) bei der Pioneering Services Corporation ("PSC") ein Konto mit Anteilen eines Pioneer Fonds unterhalten oder erwerben, deren Gesamtwert nicht geringer als US$ 10.000 ist. Daraufhin werden periodische Zahlungen von US$ 50 oder mehr monatlich, vierteljahrlich oder jahrlich direkt auf ein vom Antragsteller genanntes Bankkonto in DM oder OSch uberwiesen, wenn gewunscht, oder dem Antragsteller oder einer vom Antragsteller genannten Person per US$-Scheck zugeschickt. Die Bestimmung einer anderen Person, die nach Eroffnung des Kontos Zahlungen empfangen soll, bedarf einer Unterschriftsbestatigung, wenn die Bestimmung nicht schon bei Antragstellung aufgegeben wurde.

Ausschuttungen von Dividenden oder realisierten Kursgewinnen aus Anteilen im Rahmen des systematischen Entnahmeplans werden dem Konto am Zahlungsdatum in ganzen oder Bruchteilsanteilen zum Inventarwert je Anteil, der am Stichdatum gilt, gutgeschrieben.

Die Zahlungen im Rahmen des systematischen Entnahmeplans erfolgen jeweils am 18. eines Monats aus der Ruckgabe von Anteilen, die im Rahmen des Plans auf einem Konto unterhalten werden. Soweit die Verkaufe zum Zwecke periodischer Entnahmen die auf dem Konto reinvestierten Dividendeneinnahmen ubersteigen, reduzieren diese Verkaufe die Anzahl der Anteile und konnten die unterhaltenen Anteile schlie(beta)lich aufbrauchen. Au(beta)erdem konnen die Summen, die ein Anteilinhaber erhalt, nicht als tatsachlicher Ertrag oder als Rendite aus seiner Anlage angesehen werden, weil ein Teil solcher Zahlungen ein Verkauf von seinem Kapital sein kann.

Der systematische Entnahmeplan kann jederzeit aufgehoben werden (1) durch schriftliche Mitteilung an die PSC oder von der PSC an den Anteilinhaber; (2) wenn die PSC eine angemessene Bescheinigung uber den Tod des Anteilinhabers erhalt, oder (3) wenn alle Anteile im Rahmen des Plans verkauft worden sind.


                                      (22)

                              RUCKGABE VON ANTEILEN

Als Anteilinhaber sind Sie jederzeit berechtigt, Ihre Anteile im Regelfall zum Nettoinventarwert zuruckzugeben. Dabei berechnen die Pioneer Fonds im Regelfall keine Rucknahmegebuhren Deutsche und osterreichische Anleger konnen ihre Verkaufsauftrage entweder direkt an die Pioneering Services Corporation ("PSC") oder den Reprasentanten zwecks Weiterleitung an die PSC senden. Falls Sie
Zertifikate besitzen, mussen Sie diese ebenso wie den schriftlichen Verkaufsauftrag der PSC "in guter Ordnung" einreichen.

Anteilinhaber, die ihre Anteile von einer Bank oder einer anderen hierzu berechtigten Institution verwalten lassen, mussen die Ruckgabe uber diese Bank/Institution abwickeln.

"In guter Ordnung" bedeutet, da(beta) die Zertifikate und/oder der Verkaufsauftrag von dem (den) eingetragenen Eigentumer(n) genau so indossiert bzw. unterschrieben sein mussen, wie die Anteile registriert sind, und da(beta) die Unterschrift(en) von einer Bank bestatigt sein mu(beta) (mussen), die eine Korrespondenzbank in New York unterhalt. In einigen Fallen (bei Transaktionen von Treuhandern oder Gesellschaften) kann "in guter Ordnung" auch bedeuten, da(beta) weitere Dokumente beigebracht werden mussen. Auf die Unterschriftsbestatigungen kann bei Verkaufsauftragen von US$ 50.000 oder weniger verzichtet werden, sofern der eingetragene Inhaber den Verkaufsauftrag ausfullt, die Zahlung an den eingetragenen Inhaber bei der eingetragenen Anschrift erfolgt und die Anschrift sich in den vorausgegangenen 30 Tage nicht geandert hat. Die Zahlung wird innerhalb von sieben Tagen nach Erhalt dieser Dokumente geleistet. Die Pioneer Fonds behalten sich das Recht vor, die Zahlung zuruckzuhalten, bis eingegangene Schecks zur Zahlung gekaufter Anteile eingelost sind, was fur gewohnlich ungefahr 15 Tage, gerechnet vom Datum des Kaufes, in Anspruch nimmt.

Die Pioneer Fonds werden in der Praxis die ihnen angebotenen Anteile zum Nettoinventarwert je Anteil des betreffenden Pioneer Fonds zuruckkaufen, der als nachster nach Eingang des ordnungsgema(beta)en Verkaufsauftrages bei der Pioneering Services Corporation festgestellt wird. Wenn der Verkaufsauftrag bis um 17.00 Uhr mitteleuropaischer Zeit an einem Bankarbeitstag in Deutschland bei der Pioneer Management (Ireland) Limited, Niederlassung Deutschland, eingeht, wird er zu dem an diesem Tag (sofern kein Feiertag in den USA) festgestellten Nettoinventarwert abgerechnet.

Die Zahlung des Ruckkauferloses erfolgt ublicherweise durch Banktransfer in DM oder OSch auf das Bankkonto des Anteilinhabers oder durch Ubersendung eines US $-Schecks an den Anteilinhaber und zwar innerhalb von sieben Tagen, nachdem die PSC das Zertifikat bzw. den Verkaufsauftrag in guter Ordnung, wie oben beschrieben, erhalten hat. Mit Ausnahme bestimmter gro(beta)er Kunden, fur die eventuell eine nachtragliche Ankaufsgebuhr (wie unten beschrieben) gilt, berechnen weder die Pioneer Fonds noch die PFD eine Gebuhr oder Provision fur solche Ruckkaufe, die als ordentliches Geschaft abgewickelt werden.

Der Nettoinventarwert je Anteil, der bei einem oder Ruckkauf gezahlt wird, kann hoher oder niedriger als der Preis sein, den ein Anleger fur die Anteile gezahlt hat, je nach dem Tageswert, den das Portefeuille zum Zeitpunkt des betreffenden Fonds des Ruckkaufes hat.

Wahrend eines Zeitraums, in dem eine der folgenden Bedingungen vorliegen, kann die Einlosung ausgesetzt oder die Zahlung zuruckgehalten werden: wenn die New Yorker Wertpapierborse geschlossen oder der Handel an der Wertpapierborse eingeschrankt ist;


                                      (23)
wenn ein Notstand vorliegt, der zur Folge hat, da(beta) die Pioneer Fonds von ihnen gehaltene Wertpapiere nicht angemessen verau(beta)ern oder den Nettovermogenswert ihres Portefeuilles nicht angemessen ermitteln konnen; oder wenn es die Borsenaufsichtsbehorde mit einer Anordnung erlaubt.

Ankaufe von US$ 1 Millionen oder mehr unterliegen nicht der Ankaufsgebuhr. Wenn die Pioneer Fonds jedoch eine entsprechende Weisung der Borsenaufsichtsbehorde erhalten, ist fur solche Anlagen eventuell eine nachtragliche Ankaufsgebuhr zu zahlen, wenn die Anteile innerhalb von 12 Monaten nach dem Kauf der Anteile wieder  eingelost  werden.  Die Gebuhr  betragt 1 % des  Wertes der  eingelosten
Anteile          (ohne           reinvestierte           Dividenden          und
Verau(beta)erungsgewinnausschuttungen) oder des Gesamtpreises dieser Anteile, je nachdem, welcher Betrag geringer ist. Bei der Ermittlung, ob eine etwaige nachtragliche Ankaufsgebuhr zu zahlen ist und, wenn ja, welche Hohe sie hat, wird davon ausgegangen, da(beta) die Anteile, die mit reinvestierten Dividenden und Kursgewinnausschuttungen erworben wurden, und anschlie(beta)end diejenigen anderen Anteile, die am langsten gehalten worden sind, als erste eingelost werden. Der nachtraglichen Ankaufsgebuhr unterliegende Anteile, die mit einem anderen Pioneer Fonds ausgetauscht werden, unterliegen weiterhin der nachtraglichen Verkaufsgebuhr, bis der ursprungliche 12-Monats-Zeitraum abgelaufen ist. Die etwaige nachtragliche Ankaufsgebuhr wird an die PFD gezahlt. Wenn die Pioneer Fonds keine solche Weisung erhalten, wird auch keine nachtragliche Ankaufsgebuhr erhoben.

Auf diese nachtragliche Ankaufsgebuhr kann ganz oder in Teilen verzichtet werden, wenn die Ruckgabe wegen Todes oder Invaliditat (wie in Paragraph 72 des Internal Revenue Codes definiert) eines Anteilinhabers oder Teilnehmers an einem vom Arbeitgeber unterstutzten Rentenplan erfolgt sowie in Fallen von Entnahmen im Rahmen von verschiedenen Rentenprogrammen (zB. IRA, 403b, 401k) in den USA an denen deutsche Anteilinhaber aber in aller Regel nicht teilnehmen konnen. Im Zweifelsfalle konnen Sie weitere Informationen von der Pioneer Fonds Marketing erhalten. Schlie(beta)lich ist ein (Teil-)Verzicht moglich bei Ruckgaben durch solche offentlich-rechtliche Korperschaften oder Behorden, die durch Gesetz untersagt ist, beim Erwerb von Investmentanteilen eine Ankaufsgebuhr zu zahlen und in Fallen, in denen der Fonds liquidiert wird oder Anteile gegen den Willen des Anteilinhabers zurucknimmt.


                            WIEDERERWERB VON ANTEILEN

Wenn Sie alle oder einen Teil Ihrer Anteile eines Pioneer Fonds verkaufen, konnen Sie den gesamten oder einen Teil des Verkauferloses ohne Ankaufsgebuhr in Anteilen dieses Fonds reinvestieren, wenn Sie der PSC nicht mehr als 90 Tage nach dem Verkauf Ihrer Anteile einen schriftlichen Antrag zusenden. Der Gegenwert Ihrer verkauften Anteile wird dann zu dem als nachsten ermittelten Inventarwert der Anteile des Pioneer Fonds reinvestiert, der unmittelbar nach Eingang Ihres schriftlichen Wiederanlageantrages gilt. Vorbehaltlich der Bestimmungen, die oben unter "Tauschprivileg" dargelegt wurden, konnen Sie die Reinvestition auch in Anteilen der anderen Pioneer Fonds vornehmen. Die Wiederanlagefrist von 90 Tagen kann von der PFD um Zeitraume von bis zu einem Jahr verlangert werden, wenn es sich um Anteilinhaber handelt, die in Gebieten leben, die von einer Naturkatastrophe wie Hochwasser, Orkane, Wirbelsturme oder Erdbeben betroffen worden sind.

Die Optionen und Serviceleistungen, die Anteilinhabern zur Verfugung stehen, konnen jederzeit von der PFD oder den Fonds geandert, ausgesetzt oder aufgehoben werden.

                                      (24)

                              AUFTRAGE PER TELEFAX

Auftrage fur die Rucknahme und den Tausch von Anteilen konnen per Telefax erteilt werden an die Nummer Pioneer Management (Ireland) Limited, Niederlassung Deutschland, 040-538 91 724.

Im Falle eines per Telefax ubermittelten Auftrages wird der Rucknahme- bzw. Tauschpreis auf der Grundlage des Datums ermittelt, an dem der per Telefax ubermittelte Auftrag vor 16:00 Uhr ostlicher Zeit der USA beim Transferagenten eingegangen ist. Hierzu ist es erforderlich, da(beta) der Kaufauftrag bis um
17.00 Uhr mitteleuropaischer Zeit an einem Bankarbeitstag in Deutschland bei der Pioneer Management (Ireland) Limited, Niederlassung Deutschland, eingeht.

Wenn  Anteile  in  der  Form  von  Zertifikaten   ausgegeben   wurde,  wird  der
Ruckkauferlos erst ausgezahlt, wenn der Transferagent auch die Zertifikate fur die zuruckzunehmenden Anteile erhalten hat.

Ruckgaben per Telefax durfen den Wert von DM 50.000 nicht ubersteigen und eine Auszahlung des Ruckkauferloses erfolgt per Scheck an die Adresse bzw. per Uberweisung auf das Bankkonto, die bzw. das im Kaufauftrag angegeben oder zu einem spateren Zeitpunkt ordnungsgema(beta) geandert wurde, wobei die letzte Anderung nicht kurzer als 30 Tage vor dem Telefaxauftrag erfolgt sein darf.

Die Pioneer Fonds sind nicht verantwortlich fur gefalschte Telefaxe und durfen per Telefax erteilte Auftrage auf das Risiko des Anteilinhabers ausfuhren, es sei denn, ihnen ist die Fehlerhaftigkeit des Telefaxes vorsatzlich oder grob fahrlassig nicht bekannt geworden.


                              AUSSCHUTTUNGSOPTIONEN

Etwaige Dividenden- und Kursgewinnausschuttungen werden automatisch in weiteren Anteilen des betreffenden Pioneer Fonds zum geltenden Nettoinventarwert je Anteil angelegt, wenn Sie in dem Kaufauftrag keine andere Option wahlen.

Es stehen noch zwei weitere Optionen zur Verfugung: (a) Ausschuttung von Dividenden in bar und von Kursgewinnen in zusatzlichen Anteilen; und (b) alle Dividenden und Ausschuttungen in bar. Diese beiden Optionen stehen jedoch nicht fur Entnahmeplane oder fur ein Anteilkonto zur Verfugung, dessen Gegenwert weniger als US$ 500 betragt. Anderungen Ihrer Ausschuttungsoptionen konnen bei der PSC schriftlich beantragt werden.



                  ANLAGE VON DIVIDENDEN IN EINEN ANDEREN FONDS

Sie konnen (in Schriftform) die Wahl treffen, die von einem Pioneer Fondskonto gezahlten Dividenden in einem anderen Pioneer Fonds anzulegen. Der Wert dieses zweiten Anteilkontos mu(beta) mindestens US$ 1.000 (US$ 500 bei Pioneer Fund oder Pioneer II) betragen. Angelegte Dividenden konnen jede beliebige Hohe haben, und fur diesen Service werden keine Gebuhren oder Abgaben erhoben.

                                      (25)

                             VERTRIEBSSERVICE-GEBUHR

Die Pioneer Fonds haben einen Vertriebsplan (den "Plan") in Ubereinstimmung mit Rule 12b-1 zum Investment Company Act von 1940 beschlossen, nach welchem bestimmte Vertriebskosten an PFD gezahlt werden. Wie von Rule 12b-1 vorgeschrieben, wurde der Plan von einer Mehrheit der ausstehenden Anteile gebilligt, die von den Anteilinhabern jedes Pioneer Fonds und den Treuhandern, einschlie(beta)lich einer Mehrheit der Treuhander, die keine "Mitinteressenten" der Pioneer Fonds sind, gehalten werden.

Nach  diesem  Plan  erstattet  jeder  Pioneer  Fonds der PFD ihre  tatsachlichen
Aufwendungen zur Finanzierung von Aktivitaten, die in erster Linie auf den Verkauf von Fonds-Anteilen oder die Erbringung von Dienstleistungen fur Anteilinhaber der Fonds ausgerichtet sind, sofern die Arten der Aufwendungen, fur welche die Ruckerstattung erfolgt, vom Treuhandgremium der Fonds gebilligt worden ist.

Zum Zeitpunkt dieses Prospektes haben die Treuhandergremien der einzelnen Pioneer Fonds die folgenden Arten von Aufwendungen fur jeden Fonds gebilligt:
(I) eine Servicegebuhr, die an die Vertriebs- und Beratungsfirmen zu zahlen ist;
(II) Erstattung der Provisionsaufwendungen fur Freiverkehrshandler und Honorare fur Angestellte bei bestimmten Verkaufen von Anteilen eines Pioneer Fonds, fur die keine anfangliche Ankaufsgebuhr erhoben wird (siehe "Anteilserwerb") und
(III) Ruckerstattung der Kosten an PFD, die durch die Erbringung von Serviceleistungen fur Anteilinhaber und die Hilfe von Freiverkehrshandlern und anderen Organisationen (wie zum Beispiel Banken und Treuhandgesellschaften), solche Dienstleistungen zu erbringen, entstehen. Aufwendungen eines Pioneer
Fonds gema(beta) dem Plan laufen taglich auf und durfen 0,25 % des durchschnittlichen taglichen Nettovermogens nicht ubersteigen. Es wird damit gerechnet, da(beta) die Vertriebskosten der PFD die von einem Fonds in einem bestimmten Jahr gezahlten Vertriebsgebuhren bei weitem ubersteigen werden. Der Plan darf ohne die Zustimmung der Anteilinhaber des betroffenen Pioneer Fonds nicht dahingehend geandert werden, da(beta) der Prozentsatz des durchschnittlichen Nettovermogens, der jahrlich fur die darin beschriebenen Dienstleistungen ausgegeben wird, wesentlich angehoben wird. Die Treuhander uberprufen die Angemessenheit der Gebuhr in vierteljahrlichem Abstand.


                         AUFLOSUNG KLEINER ANTEILKONTEN

Wenn Sie auf einem Anteilkonto Fondsanteile halten, deren Nettoinventarwert durch Einlosungen oder Austausch geringer als US$ 500 ist, kann der Pioneer Fonds die auf diesem Anteilkonto gehaltenen Anteile zum Inventarwert einlosen, wenn Sie den Inventarwert des Anteilkontos nicht innerhalb von sechs Monaten, nachdem Ihnen der Pioneer Fonds mitgeteilt hat, da(beta) er die Anteile einzulosen beabsichtige, auf mindestens US$ 500 erhoht haben.


                          ANLAGEZIELE UND ANLAGEPOLITIK

Jeder Pioneer Fonds wird nach der "Basic Value"-Anlagephilosophie der Pioneering Management Corporation ("PMC"), des Anlageberaters der Pioneer Fonds, verwaltet. Gema(beta) dieser Philosophie wird ein diversifiziertes Wertpapierportefeuille angestrebt, das den Anlagezielen der einzelnen Pioneer Fonds entspricht. Wesentliches Kriterium ist dabei, da(beta) die Wertpapiere nach Einschatzung des PMC einen zugrundeliegenden oder potentiellen Wert besitzen, der ihren Tageskurs ubersteigt. Bei der Schatzung des wirtschaftlichen Wertes oder "Basic Value" einzelner Gesellschaften wird die Ertragskraft der


                                      (26)

Unternehmen wahrend der folgenden drei bis funf Jahre berucksichtigt. PMC verla(beta)t sich hauptsachlich auf die Kenntnisse und Erfahrungen ihres eigenen Analysepersonals, erhalt aber auch Informationen zahlreicher anderer Quellen, einschlie(beta)lich Maklerfirmen, elektronischer Datenverarbeiter, spezialisierter Analysefirmen und Fachzeitschriften.

Das Management vermeidet Spekulationen auf starke Marktschwankungen; aus diesem Grunde sind alle Pioneer Fonds jederzeit fast vollstandig angelegt. Die Pioneer Fonds konnen aber auch ihr gesamtes Vermogen in Bankguthaben halten.

DIE ALS BANKEINLAGEN BEI IHRER DEPOTBANK GEHALTENEN LIQUIDEN MITTEL DER PIONEER FONDS SIND JE NACH KONTOART BIS ZUR HOHE VON US$ 100.000 PRO KONTO DURCH DIE US-AMERIKANISCHE FEDERAL INSURANCE DEPOSIT CORPORATION VERSICHERT. DIE PIONEER FONDS UNTERHALTEN SOWOHL GESICHERTE ALS AUCH UNGESICHERTE BANKEINLAGEN.

Die Pioneer Fonds beabsichtigen, Geschafte um kurzfristiger Gewinne willen zu vermeiden und rechnen nicht damit, da(beta) die Umschlagshaufigkeit des Portefeuilles im kommenden Jahr 100 % ubersteigen wird. Anderungen am Portefeuille werden jedoch sofort vorgenommen, wenn festgestellt wird, da(beta) sie aufgrund von Entwicklungen, die zum Zeitpunkt der ersten Anlageentscheidung nicht vorhersehbar waren, ratsam sind, ohne Berucksichtigung des Zeitraums, wahrend dessen ein Wertpapier gehalten worden ist. Dementsprechend wird die Portefeuille-Umschlagshaufigkeit nicht als limitierender Faktor fur Anlageentscheidungen angesehen werden. Kurzfristige Anlagen werden normalerweise nicht mehr als 100 % der Vermogenswerte eines Pioneer Fonds ausmachen; als kurzfristige Anlage ist eine Anlage mit einer Laufzeit von einem Jahr oder weniger anzusehen.

Die Pioneer Fonds sind nicht auf Anlagen in zum Borsenhandel zugelassene Wertpapiere beschrankt.

Als offene Investmentfonds nach US-amerikanischem Recht durfen die Pioneer Fonds hochstens 10% ihres Vermogens in Wertpapieren anlegen, die nicht jederzeit verkauflich sind. Deshalb ist der Erwerb von Wertpapieren, deren Verau(beta)erung aufgrund vertraglicher Vereinbarungen Beschrankungen unterliegt, nur im Rahmen dieser Begrenzung erlaubt.


                           PIONEER FUND und PIONEER II

Die Anlageziele von PIONEER FUND und PIONEER II sind angemessene Ertrage und stetiges Wachstum des eingesetzten Kapitals.

Das Management der Fonds versucht durch die Anlage in einer breiten Palette von sorgfaltig ausgewahlten und angemessen bewerteten Wertpapieren diese Ziele zu erreichen. Der gro(beta)te Teil der Fondsvermogen wird in Stamm- und Vorzugsaktien angelegt und in Wertpapieren, die in Stamm- und Vorzugsaktien umtauschbar sind.

Die weitere Geschaftspolitik erlaubt PIONEER FUND die gelegentliche Anlage in internationalen Werten. PIONEER II dagegen halt regelma(beta)ig 10 % bis 25 % seines Vermogens in auslandischen Anlagen; die Fondsverwaltung kann diesen Anteil aber nach eigenem Ermessen verringern oder ganz auflosen.

                                      (27)

Pioneer II darf zu Absicherungszwecken auch Kaufe und Verkaufe von Kauf- und Verkaufsoptionen auf Wahrungen und Kaufe von Kauf- und Verkaufsoptionen auf Aktienindizes tatigen. Nahere Informationen finden Sie in dem Kapitel "Risiken".

Pioneer Fund nutzt wegen der nur geringen Anlage in internationalen Werten keine Instrumente zur Deckung von Kurs- und Wahrungsrisiken.

Im Hinblick auf die im wesentlichen gleiche Anlagepolitik beider Fonds ist es moglich, da(beta) zu bestimmten Zeiten die gleichen Wertpapiere gehalten werden, jedoch kann die Hohe der Positionen jedes Fonds in diesen gleichen Wertpapieren variieren und ebenso der Zeitraum, in dem jeder Fonds diese Wertpapiere halt.

Die Anlageerfolge der Fonds werden aufgrund von sich verandernden wirtschaftlichen Rahmenbedingungen, Marktfluktuationen, wechselnden Zusammensetzungen des Portefeuilles und Kosten variieren. Die Ergebnisse der Vergangenheit oder bestimmter Zeitabschnitte konnen daher nicht reprasentativ fur zukunftige Ergebnisse sein. Eine Garantie fur die Realisierung der Anlageziele kann nicht gegeben werden.



                           PIONEER CAPITAL GROWTH FUND

Anlageziel des Pioneer Capital Growth Fund (des "Growth Fund") ist es, Wertsteigerungen durch Anlagen in einem diversifizierten Wertpapierportefeuille zu erzielen, das hauptsachlich aus Stammaktien besteht.

Daneben legt der Growth Fund auch in Wertpapieren mit den Merkmalen von Stammaktien, wie Wandelschuldverschreibungen und Vorzugsaktien, an. Wahrend hieruber keine Vorschriften bestehen, gedenkt der Growth Fund mindestens 80 % seiner Vermogenswerte in Stammaktien anzulegen und die Anlagen in auslandischen Wertpapieren auf nicht mehr als 25 % seiner Vermogenswerte zu beschranken. Die laufenden Ertrage eines Wertpapieres werden kein ausschlaggebender Faktor fur die Auswahl der Anlagen sein.


                           PIONEER EQUITY-INCOME FUND

Anlageziel des Pioneer Equity-Income Fund (des "Income Fund") ist es, laufende Ertrage und ein langfristiges Kapitalwachstum aus einem Portefeuille zu erzielen, das sich hauptsachlich aus Dividendenpapieren nordamerikanischer Gesellschaften zusammensetzt. Der Income Fund bemuht sich, laufende Dividendenertrage zu erzielen, welche die veroffentlichten Ertrage der Wertpapiere ubersteigen, die im Standard & Poor's Index of 500 common stocks ("S & P 500 Index") zusammengefa(beta)t sind.

Unter normalen Umstanden wird der Income Fund mindestens 80 % seiner Vermogenswerte in Ertrage abwerfenden Dividendenpapieren (das hei(beta)t Stamm-und Vorzugsaktien) anlegen. Der Rest des Portefeuilles kann in Obligationen angelegt werden, von denen gro(beta)tenteils erwartet wird, da(beta) sie in Stammaktien umgetauscht werden konnen. Nicht mehr als 5 % der Vermogenswerte des Income Fund durfen in Schuldverschreibungen angelegt werden, einschlie(beta)lich Wandelschuldverschreibungen, die von der Standard & Poor's Corporation unter "BBB" eingestuft werden. Die unter "BBB" eingestuften Wertpapiere konnen spekulative Merkmale aufweisen, was dazu fuhren kann, da(beta) Veranderungen der Wirtschaftslage oder andere Umstande zu einer Schwachung der Fahigkeit

                                      (28)
beitragen, Kapital und Zinsen zu zahlen. Bei schuldrechtlichen Wertpapieren, die geringer als "BBB" eingestuft sind, handelt es sich um spekulative Anlagen. Wenn die Einstufung eines schuldrechtlichen Wertpapieres unter die Anlagequalitat ("BBB" oder hoher) sinkt, wird der Income Fund alle angemessenen Schritte in Erwagung ziehen, die mit seinen Anlagezielen oder seiner Anlagepolitik ubereinstimmen. Der Income Fund legt nicht in auslandischen Wertpapieren an.


                               PIONEER GOLD SHARES

Anlageziel des Pioneer Gold Shares ("Gold Shares") ist, eine langfristige Wertsteigerung zu erzielen durch Anlage in Wertpapieren von Gesellschaften, die sich mit der Gewinnung, Verarbeitung oder dem Verkauf von Gold oder anderen Edelmetallen befassen.

Unter normalen Umstanden wird Gold Shares mindestens 70 % seiner Vermogenswerte in Stammaktien oder Wertpapieren, die in Stammaktien umgewandelt werden konnen, von Gesellschaften anlegen, die sich vornehmlich mit der Gewinnung, Verarbeitung oder dem Verkauf von Gold oder Produkten, die hauptsachlich aus Gold hergestellt sind, befassen. Eine Gesellschaft wird dann als eine solche angesehen, wenn sie mindestens 50 % ihrer Nettogewinne oder Bruttoeinnahmen aus solchen Aktivitaten bezieht oder 50 % ihrer Vermogenswerte solchen Aktivitaten gewidmet sind. Die Anlagekonzentration von Gold Shares (d.h. die Anlage von mehr als 25 % ihrer Vermogenswerte in einer einzigen Branche) ist eine grundlegende Politik, die nicht ohne Zustimmung der Anteilinhaber geandert werden kann. Die restlichen Vermogenswerte von Gold Shares konnen angelegt werden in: (I) Wertpapieren von Gesellschaften oder Landern, die andere Edelmetalle, wie Platin oder Silber, gewinnen oder produzieren; (II) Wertpapiere, die durch den Goldpreis gedeckt oder in anderer Weise mit ihm verbunden sind, und Wertpapieren von Gesellschaften, die dem Bergbau Waren oder Dienstleistungen liefern; und (III) bestimmten kurzfristigen Anlagen, wie z.B. borsengangigen Schuldtiteln, die von der U.S.-Regierung ausgegeben oder garantiert werden, Schuldtiteln von U.S.-Banken und Commercial Papers.

Gold Shares kann die Gesamtheit oder Teile seiner Vermogenswerte in auslandischen Wertpapieren anlegen, einschlie(beta)lich Wertpapieren auslandischer Regierungen oder Wertpapieren von staatlichen Unternehmen oder Behorden auslandischer Regierungen. Da ein wesentlicher Teil der weltweiten Goldproduktion au(beta)erhalb der Vereinigten Staaten liegt, wird auch ein wesentlicher Teil der Vermogenswerte von Gold Shares naturlicherweise aus solchen auslandischen Wertpapieren bestehen. Es ist auch moglich, da(beta) Gold Shares mehr als 25 % seiner Vermogenswerte in den Wertpapieren von Gesellschaften anlegt, die in einem einzigen fremden Land gelegen sind.


                        PIONEER INTERNATIONAL GROWTH FUND

Anlageziel   des   Pioneer   International   Growth   Fund   ist   langfristiges
Kapitalwachstum. Der Fonds verfolgt dieses Ziel, indem er in einem diversifizierten Portefeuille anlegt, das hauptsachlich aus Aktien und aktienahnlichen Wertpapieren von Gesellschaften, die au(beta)erhalb der Vereinigten Staaten gegrundet wurden und ihre Hauptverwaltung haben ("Nicht-US-amerikanische Gesellschaften") und American Depositary Receipts fur die Wertpapiere dieser Gesellschaften besteht. Unter normalen Umstanden sind mindestens 80% des Gesamtvermogens des Fonds in Dividendenwerten wie Stammaktien und Wertpapieren mit den Merkmalen von Stammaktien, wie z.B. Vorzugsaktien, Bezugsrechten und schuldrechtlichen Wertpapieren, die


                                      (29)
in Stammaktien umgewandelt werden konnen, sowie American Depositary Receipts fur solche Wertpapiere ("Dividendenwerten") angelegt. Die Verwaltungsgesellschaft hat gegenwartig die Absicht, sich auf die Papiere von Emittenten in Australien, Kanada, Hongkong, Japan, Malaysia, Mexiko, Singapur, im Vereinigten Konigreich und anderen entwickelten Landern Westeuropas sowie in den Landern mit aufstrebenden Markten, die weiter unten aufgezahlt sind, zu konzentrieren. Der Fonds darf auch bis zu 20% seines Gesamtvermogens in sonstigen erstklassigen Wertpapieren (wie unten definiert) anlegen, bestehend aus Geldmarkt- und festverzinslichen Wertpapieren, und bestimmte andere aktuelle Verwaltungstechniken anwenden. Einige dieser Techniken durfen angewendet werden, um Fremdwahrungen und sonstige Risiken, die mit den Anlagen des Fonds verbunden sind, abzusichern. Zu diesen Techniken zahlen der Kauf von Optionen auf Wertpapierindizes, der Abschlu(beta) von Devisenterminkontrakten, der Kauf von Optionen auf Fremdwahrungen, der Abschlu(beta) von Terminkontrakten auf Wertpapierindizes und Devisen, der Kauf und Verkauf von Optionen auf solche Terminkontrakte und die Ausleihung von Portefeuille-Wertpapieren. Optionen und Terminkontrakte werden als derivate Finanzinstrumente betrachtet, die einigen oder allen der folgenden Risiken ausgesetzt sind: Marktfluktuationen, Volatilitats- und Leveragerisiken, Korrelationsrisiken, Kreditrisiko, Liquiditats- und Bewertungsrisiken. Bei jeder speziellen Anlage in Dividendenwerten wird sich die Analyse der Verwaltungsgesellschaft darauf konzentrieren, den eigentlichen Wert eines Unternehmens einzuschatzen. Der Fonds wird Wertpapiere fur sein Portefeuille erwerben, wenn deren Kurs nach dem Urteil der Verwaltungsgesellschaft unter ihrem eigentlichen Wert liegt. Bei der Auswahl bestimmter Papiere wird sich die Verwaltungsgesellschaft bemuhen, Wertpapiere zu identifizieren, die eher ein starkes Potential fur eine Wertsteigerung als ein Kursrisiko nach unten aufweisen. In diesem Zusammenhang wird die Verwaltungsgesellschaft auch Makroanalysen zahlreicher Wirtschafts- und Bewertungsvariablen vornehmen, um das voraussichtliche Anlageklima in bestimmten Landern zu ermitteln. Bei diesen Ermittlungen wird die Verwaltungsgesellschaft das Kurs-Gewinn-Verhaltnis, den Cashflow, das Verhaltnis des Vermogenswertes zum Borsenkurs der Wertpapiere und andere Faktoren in Betracht ziehen, die sie von Zeit zu Zeit fur relevant halt. Da laufende Ertrage kein Anlageziel des Fonds sind, wird er seine Anlagen in Dividendenwerten nicht auf Emittenten beschranken, die regelma(beta)ig Dividenden gezahlt haben.


                              ANLAGEBESCHRANKUNGEN


PIONEER FUND

Nachfolgend werden die grundlegenden Anlagebeschrankungen aufgefuhrt, die fur den Pioneer Fund gelten. Diese Beschrankungen konnen fur den Fonds nur geandert werden, wenn eine Mehrheit der ausgegebenen Anteile des Fonds die Anderung billigt. Nach diesen Beschrankungen darf der Fonds nicht:

(1) Mit besonderen Vorrechten ausgestattete Wertpapiere ausgeben, au(beta)er im Rahmen der Kreditaufnahme-, Leihe- und Wareninvestitionsbeschrankungen, wobei zum Zwecke dieser Beschrankungen die Ausgabe von Investmentanteilen an verschiedenen Serien und Klassen, der Kauf und Verkauf von Optionen, Terminkontrakten und Optionen auf Terminkontrakte, Terminverpflichtungen, Devisentermingechafte, Pensionsgeschafte, inverse Pensionsgeschafte, dollar rolls, swaps und andere Finanztransaktionen, die der Fonds gema(beta) seiner im Prospekt beschriebenen Anlagepolitik und in Ubereinstimmung mit SEC-Richtlinien
eingehen  darf,   sowie  die   Verpfandung   und   anderweitige   Belastung


                                      (30)
des Fondsvermogens im Rahmen der die Verpfandung regelnden Anlagebeschrankungen nicht als mit Vorrechten ausgestattete Wertpapiere anzusehen sind.

(2) Darlehen aufnehmen, au(beta)er bis zu 10 % des Fondsvermogens (einschlie(beta)lich der Kreditsumme) von Banken als kurzfristige Ma(beta)nahme, um Ruckgabeerlose zahlen zu konnen und in Not- und au(beta)ergewohnlichen Fallen, wobei inverse Pensionsgeschafte oder sog. dollar rolls nicht als Darlehensaufnahmen qualifiziert werden. Der Fonds wird keine Hebelwirkung einsetzen, um seinen Ertrag zu steigern. Der Fonds wird keine Wertpapiere erwerben, wenn die Summe aus Krediten, inversen Pensionsgeschaften und dollar rolls 10% des Fondsvermogen ubersteigen.

(3) Wertpapiere oder Forderungen zur Sicherung eigener Verpflichtungen verpfanden oder anderweitig belasten, noch zur Sicherung einer Schuld ubereignen oder abtreten, wenn der Betrag der Sicherheit den Betrag der Verpflichtung ubersteigt, und Burgschaften ubernehmen fur Wertpapiere einer anderen Gesellschaft.

(4) mehr als 5 % seines Bruttovermogens in Wertpapieren einer Gesellschaft anlegen;

(5) mehr als 10 % der im Umlauf befindlichen stimmberechtigten Aktien einer Gesellschaft erwerben;

(6) Wertpapieremissionen ubernehmen oder sich an ihnen beteiligen;

(7) Darlehen geben, wobei der Kauf von Schuldverschreibungen, in die der Fonds gema(beta) seiner Anlagepolitik investieren darf, der Abschlu(beta) von Pensionsgeschaften oder die Ausleihe von Wertpapieren in dem im Prospekt dargelegten Rahmen zulassig sind.

(8) in Waren anlegen, Warentermingeschafte tatigen oder Immobilien erwerben mit der Ausnahme, da(beta) der Fonds in Finanztermingeschafte und - optionen und andere Finanzinstrumente investieren darf, die als Waren oder Warenterminkontrakte angesehen werden konnten, deren Erwerb dem Fonds aber durch den Commodity Exchange Act und seinen Ausfuhrungsbestimmungen nicht untersagt ist.

(9) Wertpapiere auf Kredit, auch Teilkredit, kaufen oder Leerverkaufe tatigen;

(10)   Wertpapiere  mit  dem  Ziel  erwerben,   die   Geschaftsfuhrung   anderer
Gesellschaften zu kontrollieren;

(11) Anteile einer anderen inlandischen oder auslandischen Investmentgesellschaft oder eines Investmentfonds erwerben (au(beta)er im Falle einer Fusion mit oder der Ubernahme der wesentlichen Vermogensgegenstande einer anderen Investmentgesellschaft); diese Regelung untersagt dem Fonds nicht, Anteile an einem real estate investment trust zu erwerben, wenn dieser trust nur in Hypotheken oder anderen dinglich gesicherten Forderungen anlegen darf und nicht in Grundstucken oder Grundstucksbeteiligungen;


Um seine Anteile in verschiedenen Staaten und fremden Landern registrieren zu konnen, hat sich der Fonds bestimmte zusatzliche Beschrankungen auferlegt, die nicht ohne die Zustimmung der Aufsichtsbehorden dieser Staaten und fremden Lander geandert werden durfen, wobei Anderungen allerdings ohne Benachrichtigung oder Zustimmung der Anteilinhaber erfolgen konnen. Diese Beschrankungen bestimmen, da(beta) der Fonds nicht: (1) mehr als 10% der Aktien eines einzelnen Emittenten erwerben darf; (2) in ungedeckten Kauf- oder Verkaufsoptionen, Straddles, Spreads oder in eine Kombination


                                      (31)
dieser Finanzinstrumente, in Forderungsrechten fur Ol, Gas oder anderen Mineralien oder Forderprogrammen investieren darf; (3) Kredit in einer 10% des
Bruttovermogens zu Erwerbskosten ubersteigenden Hohe aufnehmen darf; (4) sein Vermogen in irgendeiner Weise verpfanden, mit Hypotheken oder sonstigen Sicherungsrechten belasten darf; (5) mehr als 5 % seines durchschnittlichen Nettovermogens in nicht US-amerikanische Wertpapiere (mit Ausnahme solcher nicht US-amerikanischer Wertpapiere, die an einer anerkannten US-amerikanischen oder auslandischen Borse gelistet sind) und andere nur eingeschrankt handelbare Wertpapiere anlegen darf; und (6) mehr als 5 % seines Gesamtvermogens in Warrants, deren Wert zu dem niedrigeren des Erwerbs- oder Marktwertes ermittelt werden, anlegen darf, wobei gilt, da(beta) nicht mehr als 2 % des Gesamtvermogens in Warrants, die wie vorbeschrieben bewertet werden, angelegt werden darf, die nicht an der New Yorker oder der American Stock Exchange Act gelistet sind.


PIONEER II

Nachfolgend werden die grundlegenden Anlagebeschrankungen aufgefuhrt, die fur den Pioneer II gelten. Diese Beschrankungen konnen fur den Fonds nur geandert werden, wenn eine Mehrheit der ausgegebenen Anteile des Fonds die Anderung billigt. Nach diesen Beschrankungen darf der Fonds nicht:

(1) Mit besonderen Vorrechten ausgestattete Wertpapiere ausgeben, au(beta)er im Rahmen der Kreditaufnahme-, Leihe- und Wareninvestitionsbeschrankungen, wobei zum Zwecke dieser Beschrankungen die Ausgabe von Investmentanteilen an verschiedenen Serien und Klassen, der Kauf und Verkauf von Optionen, Terminkontrakten und Optionen auf Terminkontrakte, Terminverpflichtungen, Devisentermingechafte, Pensionsgeschafte, vollstandig gedeckte inverse Pensionsgeschafte, dollar rolls, swaps und andere Finanztransaktionen, die der Fonds gema(beta) seiner im Prospekt beschriebenen Anlagepolitik und in Ubereinstimmung mit SEC-Richtlinien eingehen darf, sowie die Verpfandung und anderweitige Belastung des Fondsvermogens im Rahmen der die Verpfandung regelnden Anlagebeschrankungen nicht als mit Vorrechten ausgestattete Wertpapiere anzusehen sind.

(2) Darlehen aufnehmen, au(beta)er bis zu 10 % des Fondsvermogens (einschlie(beta)lich der Kreditsumme) von Banken als kurzfristige Ma(beta)nahme, um Ruckgabeerlose zahlen zu konnen und in Not- und au(beta)ergewohnlichen Fallen, wobei inverse Pensionsgeschafte oder sog. dollar rolls nicht als Darlehensaufnahmen qualifiziert werden. Der Fonds wird keine Hebelwirkung einsetzen, um seinen Ertrag zu steigern. Der Fonds wird keine Wertpapiere erwerben, wenn die Summe aus Krediten, inversen Pensionsgeschaften und dollar rolls 10% des Fondsvermogen ubersteigen.

(3) Wertpapiere oder Forderungen zur Sicherung eigener Verpflichtungen verpfanden oder anderweitig belasten, noch zur Sicherung einer Schuld ubereignen oder abtreten, wenn der Betrag der Sicherheit den Betrag der Verpflichtung ubersteigt, und Burgschaften ubernehmen fur Wertpapiere einer anderen Gesellschaft.

(4) mehr als 5 % seines Bruttovermogens in Wertpapieren einer Gesellschaft anlegen;

(5) mehr als 10 % der im Umlauf befindlichen stimmberechtigten Aktien einer Gesellschaft erwerben;

(6) Wertpapieremissionen ubernehmen oder sich an ihnen beteiligen;

                                      (32)

(7) Darlehen geben, wobei der Kauf von Schuldverschreibungen, in die der Fonds gema(beta) seiner Anlagepolitik investieren darf, der Abschlu(beta) von Pensionsgeschaften oder die Ausleihe von Wertpapieren in dem im Prospekt dargelegten Rahmen zulassig sind.

(8) in Waren anlegen, Warentermingeschafte tatigen oder Immobilien erwerben mit der Ausnahme, da(beta) der Fonds in Finanztermingeschafte und - optionen und andere Finanzinstrumente investieren darf, die als Waren oder Warenterminkontrakte angesehen werden konnten, deren Erwerb dem Fonds aber durch den Commodity Exchange Act und seinen Ausfuhrungsbestimmungen nicht untersagt ist.

(9) Wertpapiere auf Kredit, auch Teilkredit, kaufen oder Leerverkaufe tatigen;

(10)   Wertpapiere  mit  dem  Ziel  erwerben,   die   Geschaftsfuhrung   anderer
Gesellschaften zu kontrollieren;

(11) Anteile einer anderen inlandischen oder auslandischen Investmentgesellschaft oder eines Investmentfonds erwerben (au(beta)er im Falle einer Fusion mit oder der Ubernahme der wesentlichen Vermogensgegenstande einer anderen Investmentgesellschaft); diese Regelung untersagt dem Fonds nicht, Anteile an einem real estate investment trust zu erwerben, wenn dieser trust nur in Hypotheken oder anderen dinglich gesicherten Forderungen anlegen darf und nicht in Grundstucken oder Grundstucksbeteiligungen;

Um seine Anteile in verschiedenen Staaten und fremden Landern zu registrieren, hat sich der Fonds zudem bereit gefunden: (1) nicht in Kauf- oder Verkaufsoptionen, Straddles, Spreads oder irgendeiner Kombination dieser Finanzinstrumente zu investieren mit der Ausnahme des Kaufs oder Verkaufs von Kauf- und Verkaufsoptionen auf Wahrungen und des Kaufs von Kauf- und
Verkaufsoptionen auf Wertpapierindizes; (2) nicht mehr als 5% seines Gesamtvermogens in Aktien anzulegen, die nicht jederzeit verkauflich sind, weil es fur sie im Zeitpunkt des Kaufes oder einer anschlie(beta)enden Bewertung keinen ordentlichen Markt gibt; (3) sein Anlagevermogen nicht mit Sicherungsrechten zu belasten; (4) nicht mehr als 5 % seines Gesamtvermogens in Warrants, deren Wert zu dem niedrigeren des Erwerbs- oder Marktwertes ermittelt werden, anzulegen, wobei gilt, da(beta) nicht mehr als 2 % des Gesamtvermogens in Warrants, die wie vorbeschrieben bewertet werden, angelegt werden darf, die nicht an der New Yorker oder der American Stock Exchange gelistet sind; und (5) nicht in real estate limited partnerships zu investieren. Diese Beschrankungen durfen nur mit der Zustimmung der Aufsichtsbehorden in den betreffenden Staaten und fremden Landern geandert werden.


PIONEER GROWTH TRUST

Nachfolgend werden die grundlegenden Anlagebeschrankungen aufgefuhrt, die fur die Fonds des Pioneer Growth Trust gelten. Diese Beschrankungen konnen fur einen einzelnen Fonds nur geandert werden, wenn eine Mehrheit der ausgegebenen Anteile des betreffenden Fonds die Anderung billigt. Nach diesen Beschrankungen darf ein Fonds nicht:

(1) Kredit aufnehmen, mit Ausnahme der Aufnahme von Fremdmitteln bei Banken fur Einlosungen in einer Hohe, die 33 1/3 % (berechnet nach dem Anschaffungs- oder Tageswert, je nachdem, welcher Betrag geringer ist) seines Gesamtvermogens (einschlie(beta)lich des aufgenommenen Betrages) nicht ubersteigen.

                                      (33)

(2) In Immobilien oder Rechten an denselben anzulegen, mit Ausnahme von schnell flussig zu machenden Wertpapieren von Gesellschaften, die in Immobilien anlegen, oder von Immobilienfonds.

(3) In Rohstoffen oder Rohstoffkontrakten einschlie(beta)lich Warenterminkontrakten anlegen, mit der Ausnahme von Anlagen in Zinsterminkontrakten, Optionen auf Wertpapiere, Wertpapierindizes, Wahrungen und andere Finanzinstrumente, Terminkontrakte (Futures) auf Wertpapiere, Wertpapierindices, Wahrungen und andere Finanzinstrumente und Optionen auf welche Terminkontrakte, Devisentermingeschafte, Terminpositionen, Kauf- und Verkaufs-Optionsscheine auf Wertpapierindices, Zins-Swaps, -Caps, Floors und Pensionsgeschafte, soweit diese Geschafte im Einklang mit der Anlagepolitik der Fonds stehen.

(4) Die Wertpapiere eines Emittenten (betrifft nicht die US-Regierung und ihre Behorden) erwerben, wenn der Kauf dazu fuhren wurde, da(beta) ein Fonds mehr als 10 % der ausstehenden und stimmberechtigten Wertpapiere einer solchen Gesellschaft halt.

(5) Darlehen geben, wozu gilt, da(beta) (I) der Kauf schuldrechtlicher Wertpapiere gema(beta) den Anlagezielen eines Fonds nicht als Darlehen fur die Zwecke dieser Beschrankung angesehen wird, (II) die Ausleihung von Portefeuille-Wertpapieren, wie von Zeit zu Zeit unter "Ausleihung von
Portefeuille-Wertpapieren" beschrieben, nur nach Ma(beta)gabe der dort beschriebenen Klauseln und Bedingungen erfolgen darf, und (III) ein Fonds, der kurzfristig verfugbare liquide Mittel verwenden will, Ruckkaufgeschafte tatigen kann, wie im Prospekt beschrieben.

(6) mit besonderen Vorrechten ausgestattete Wertpapiere auszugeben, unbeschadet der durch die Beschrankungen 1, 3 und 5 gestatteten Ausnahmen und im Hinblick auf die Ausgabe von Anteilen verschiedener Klassen und Serien, dem Kauf oder Verkauf von Optionen, Terminkontrakten und Optionen auf Terminkontrakten, Terminpositionen, Devisentermingeschafte und Pensionsgeschafte, die in Ubereinstimmung mit den Anlagezielen der Fonds eingegangen werden und die Beleihung, Verpfandung oder Belastung der Vermogen der Fonds mit Rechten Dritter im Rahmen der Investmentbeschrankung Nr. 8 sollen nicht als die Ausgabe bevorrechtigter Wertpapiere verstanden werden.

(7) als Vertriebsstelle handeln, es sei denn, er kann beim Verkauf von Beschrankungen unterliegenden Wertpapieren als Vertriebsstelle angesehen werden.

(8) fur die Wertpapiere einer anderen Gesellschaft burgen, oder seine Wertpapiere oder Forderungen in einer Hohe beleihen, verpfanden, mit Rechten Dritter belasten, ubertragen oder in anderer Weise belasten, die uber den Betrag des durch sie gesicherten Kredites hinausgeht.

Solange die Fonds in Deutschland, Osterreich oder der Schweiz registriert sind, durfen sie ohne vorherige Zustimmung ihrer Anteilinhaber nicht:

(i) in den Wertpapieren anderer US- oder nicht-US-amerikanischer Investmentgesellschaften oder Investmentfonds anlegen, ausgenommen in Verbindung mit einem Verschmelzungs- oder Fusionsplan, in dessen Rahmen sie im wesentlichen die Gesamtheit der Vermogensgegenstande der anderen Investmentgesellschaft oder des anderen Investmentfonds erwerben;

                                      (34)

(ii) Immobilien - oder Beteiligungen an diesen - und Hypotheken auf Immobilien kaufen oder verkaufen, doch darf der Fonds anlegen in den Wertpapieren von Unternehmen oder staatlichen Korperschaften, die durch Immobilien oder verkehrsfahige Beteiligungen an diesen besichert sind, oder den Wertpapieren von Gesellschaften (bei denen es sich nicht um Immobiliengesellschaften, Immobilientrusts oder Immobilienfonds handelt), die in Immobilien oder Beteiligungen an diesen anlegen;

(iii) Kredite in einer Hohe aufnehmen,  die 10 % des  Gesamtvermogens  des Fonds
(einschlie(beta)lich   der   geliehenen   Summe),   angesetzt  zum   Borsenwert,
ubersteigt;

(iv) ihre Vermogensgegenstande in einer Hohe verpfanden oder mit Rechten Dritter belasten, die 10 % des Gesamtvermogens des jeweiligen Fonds, angesetzt zum Borsenwert, ubersteigt;

(v) Wertpapiere gegen Kredit erwerben oder Leerverkaufe tatigen; oder

(vi) ihre Investmentanteile gegen Sachleistungen zurucknehmen.

Im weiteren, solange die Fonds in der Schweiz registriert sind, durfen sie ohne vorherige Zustimmung ihrer Anteilinhaber nicht:

(a) Gold- oder Silberbarren, Munzen oder andere Edelmetalle kaufen oder Terminkontrakte oder Optionen auf diese Art Edelmetalle kaufen oder verkaufen;

(b) mehr als 10 % ihrer Gesamtvermogenswerte in die Wertpapiere eines einzelnen Emittenten anlegen, wobei diese Beschrankung nicht fur Kassenposten oder Wertpapiere der US-Regierung gilt, oder

(c) ungedeckte Kauf- oder Verkaufsoptionen zeichnen (verkaufen) oder - in Hohe von mehr als 5 % des Anlagevermogens- Kaufoptionen, Verkaufsoptionen, Straddles, Spreads oder Kombinationen dieser Finanzinstrumente zu kaufen.

Einfache Anlagebeschrankungen. Die folgenden Anlagebeschrankungen sind nicht grundlegender Natur und konnen durch die Treuhander ohne Zustimmung der Anteilinhaber geandert werden.

Ein Fonds darf nicht:

(1) Wertpapiere zu dem Zweck erwerben, das Management anderer Gesellschaften zu kontrollieren,

(2) Wertpapiere einer Gesellschaft kaufen oder halten, wenn leitende Angestellte des Trust oder Treuhander des Trust oder leitende Angestellte und Verwaltungsratsmitglieder seines Anlageberaters oder seiner Hauptvertriebsstelle individuell mehr als 0,5 % der Anteile einer solchen Gesellschaften besitzen, oder

(3) in ein Wertpapier anlegen, einschlie(beta)lich eines Pensionsgeschaftes mit mehr als sieben Tagen Laufzeit, das illiquide ist, wenn mehr als 15 % der Gesamtvermogenswerte des Fonds, berechnet zum Marktwert, in solchen Wertpapieren investiert sein wurde.

Neben den obigen Beschrankungen mussen mindestens 75 % des Wertes des Gesamtvermogens jedes Fonds durch liquide Mittel und Kassenposten, Wertpapiere der Regierung, Wertpapiere anderer Investmentgesellschaften und andere Wertpapiere reprasentiert


                                      (35)
sein, die fur die Zwecke dieser Berechnung mit Bezug auf jeden einzelnen Emittenten auf einen Betrag begrenzt sind, dessen Wert nicht hoher als 5 % des Wertes des Gesamtvermogens eines Fonds und nicht hoher als 10 % der ausstehenden, stimmberechtigten Wertpapiere eines solchen Emittenten liegt.

Um seine Anteile in bestimmten Landern registrieren zu lassen, hat der Trust vereinbart, bestimmte zusatzliche Anlagebeschrankungen einzufuhren, die nicht grundlegender Natur sind und mit den Stimmen des Treuhandergremiums des Trust geandert werden konnen. Nach diesen zusatzlichen Anlagebeschrankungen darf ein Fonds nicht : (I) mehr als 2 % seiner Vermogenswerte in Optionsscheinen anlegen, bewertet zu den Anschaffungskosten oder dem Marktwert, wozu gilt, da(beta) er bis zu 5 % seines Gesamtvermogens, bewertet in der genannten Weise, in Optionsscheinen anlegen darf, die an der New Yorker oder Amerikanischen Wertpapierborse notiert werden, (II) in Beteiligungen an Ol-, Gas- oder anderen Mineralexplorations- oder Erschlie(beta)ungsprogrammen anlegen und (III) die Wertpapiere eines Unternehmens kaufen, das seit weniger als drei Jahren - einschlie(beta)lich des Geschaftsbetriebes eines Vorgangers, dessen Nachfolge es angetreten hat - Geschafte getatigt hat, oder (IV) in Immobilienfonds oder beschrankt haftenden Immobiliengesellschaften anlegen. Keiner der Fonds gedenkt, wahrend des kommenden Jahres Kredite aufzunehmen, und die Fonds werden dies nur als vorubergehende Ma(beta)nahme fur au(beta)erordentliche Zwecke oder zur Erleichterung von Einlosungen tun. Ein Fonds wird keine Wertpapiere kaufen, solange Kredite offenstehen.


                        PIONEER INTERNATIONAL GROWTH FUND

Der Fonds hat bestimmte grundsatzliche Anlagebeschrankungen aufgestellt, die ohne die Stimmen der Inhaber einer Mehrheit der im Umlauf befindlichen und stimmberechtigten Wertpapiere des Fonds nicht geandert werden durfen. Der Fonds darf nicht:

(1) Vorrangige Wertpapiere ausgeben, mit Ausnahme solcher, die nach den unten folgenden Ziffern (2), (6) und (7) zugelassen sind. Fur die Zwecke dieser Beschrankung gelten die Ausgabe von Anteilen am wirtschaftlichen Eigentum in mehreren Klassen oder Serien, der Kauf oder Verkauf von Optionen, Terminkontrakten oder Optionen auf Terminkontrakte, Terminpositionen, Devisenterminkontrakten, Pensionsgeschaften und "reserve repurchase agreements" (vom Geldgeber initiierte Wertpapier-Pensionsgeschafte), die in Ubereinstimmung mit der Anlagepolitik des Fonds erfolgen, und die Verpfandung, die Einraumung beschrankter dinglicher Pfandrechte oder die Belastung der Vermogensgegenstande des Fonds mit Rechten Dritter im Sinne der unten folgenden Ziffer (3) nicht als vorrangige Wertpapiere.

(2) Fremdmittel aufnehmen, mit Ausnahme der Aufnahme von Fremdmitteln bei Banken als vorubergehende Ma(beta)nahme fur au(beta)erordentlich dringliche Zwecke, es sei denn im Rahmen von "reverse repurchase agreements", und auch dann nur in einer Hohe, die 33 1/3% des Gesamtvermogens des Fonds (einschlie(beta)lich der aufgenommenen Summe) zu seinem Borsenwert nicht ubersteigt. Der Fonds wird zum Zwecke einer Steigerung seiner Einkunfte keine Hebelwirkungen anwenden. Der Fonds wird keine Wertpapiere kaufen, wahrend die offenen Kredite 5% des Gesamtvermogens des Fonds ubersteigen.

(3) Seine Vermogensgegenstande verpfanden, beschrankte dingliche Pfandrechte auf sie einraumen oder sie mit Rechten Dritter belasten, ausgenommen zur Besicherung von Verbindlichkeiten, wie sie nach der obigen Ziffer (2) erlaubt wird, und auch dann nur, wenn eine solche Verpfandung, Einraumung beschrankter dinglicher Pfandrechte oder


                                      (36)

Belastung mit Rechten Dritter 33 1/3% des Gesamtvermogens des Fonds zum Borsenwert nicht ubersteigt.

(4) Als Emissionsbank handeln, ausgenommen in dem Umfang, in dem der Fonds in Verbindung mit der Verau(beta)erung von Portefeuille-Wertpapieren als Vertriebsstelle fur die Zwecke des Securities Act von 1933 angesehen werden kann.

(5) Immobilien, Beteiligungen an Immobilien oder Hypothekendarlehen kaufen oder verkaufen, doch darf der Fonds in den Wertpapieren von juristischen Personen oder staatlichen Korperschaften anlegen, die besichert sind durch Immobilien oder marktgangige Beteiligungen an diesen oder Wertpapiere, die von Gesellschaften (bei denen es sich nicht um Immobiliengesellschaften handelt), die in Immobilien oder Beteiligungen an ihnen anlegen, emittiert worden sind.

(6) Kredite geben, doch darf der Fonds Portefeuille-Wertpapiere in Ubereinstimmung mit der Anlagepolitik des Fonds ausleihen und Pensionsgeschafte, Depositenzertifikate von Banken, einen Teil einer Emission offentlich verkaufter
Schuldverschreibungen,        Bankkreditbeteiligungsvertrage,       Bankakzepte,
Schuldverschreibungen oder sonstige Wertpapiere kaufen oder in ihnen anlegen, unabhangig davon, ob der Kauf bei der ursprunglichen Emission der Wertpapiere erfolgt oder nicht.

(7) In Rohstoffen oder Warenterminkontrakten oder Puts, Calls oder Kombinationen beider anlegen, mit Ausnahme von Zinssatzterminkontrakten, Optionen auf Wertpapiere, Wertpapierindizes, Devisen und andere Finanzinstrumente, Terminkontrakten auf Wertpapiere, Wertpapierindizes, Devisen und sonstige Finanzinstrumente und Optionen auf solche Terminkontrakte, Devisenterminkontrakten, Put und Call Warrants auf Wertpapierindizes und Pensionsvertragen, die in Ubereinstimmung mit der Anlagepolitik des Fonds beschlossen wurden.

(8) Mit Bezug auf 75% seines Gesamtvermogens Wertpapiere eines einzigen Emittenten erwerben (mit Ausnahme solcher der US-Regierung, ihrer Behorden oder Gebietskorperschaften), wenn
           (a) solche Kaufe zur Folge hatten, da(beta) mehr als 5% des Gesamtvermogens des Fonds zum Borsenwert in den Wertpapieren dieses Emittenten angelegt waren, oder (b) solche Kaufe zur Folge hatten, da(beta) mehr als 10% der im Umlauf befindli- chen und stimmberechtigten Wertpapiere dieses Emittenten vom Fonds gehal- ten wurden.

Solange der Fonds in Deutschland und Osterreich registriert ist, darf er ohne vorherige Zustimmung seiner Anteilinhaber nicht:

           (i) in den Wertpapieren anderer US- oder nicht-US-amerikanischer Investmentgesellschaften oder Investmentfonds anlegen, ausgenommen in Verbindung mit einem Verschmelzungs- oder Fusionsplan, in dessen Rahmen er im wesentlichen die Gesamtheit der Vermogensgegenstande der anderen Investmentgesellschaft oder des anderen Investmentfonds erwirbt;
           (ii) Immobilien - oder Beteiligungen an diesen - und Hypotheken auf Immobilien kaufen oder verkaufen, doch darf der Fonds anlegen in den Wertpapieren von Unternehmen oder staatlichen Korperschaften, die durch Immobilien oder verkehrsfahige Beteiligungen an diesen besichert sind, oder den Wertpapieren von Gesellschaften (bei denen es sich nicht um Immobiliengesellschaften, Immobilientrusts oder Immobilienfonds handelt), die in Immobilien oder Beteiligungen an diesen anlegen;


                                      (37)

           (iii) Kredite in einer Hohe aufnehmen, die 10% des Gesamtvermogens des Fonds (einschlie(beta)lich der geliehenen Summe), angesetzt zum Borsenwert, ubersteigt;
           (iv) seine Vermogensgegenstande in einer Hohe verpfanden oder mit Rechten Dritter belasten, die 10% des Gesamtvermogens des Fonds, angesetzt zum Borsenwert, ubersteigt;
           (v) Wertpapiere gegen Kredit erwerben oder Leerverkaufe tatigen; oder
           (vi) seine Investmentanteile gegen Sachleistungen zurucknehmen.


                                     RISIKEN

PIONEER FUND

PENSIONSGESCHAFTE: Der Pioneer Fund kann mit Bankinstituten, die Mitglieder des Federal Reserve System sind, Pensionsgeschafte tatigen, die sieben Tage nicht uberschreiten. Solche Pensionsgeschafte werden vollstandig mit Schuldtiteln des Finanzministeriums der Vereinigten Staaten und/oder ihrer Behorden besichert, und zwar zu einem taglich ermittelten Marktwert von nicht weniger als 100 % der Schuldtitel. Die Sicherheiten werden bei der inlandischen Hinterlegungsstelle des Pioneer Fund auf einem gesonderten Konto zugunsten des Pioneer Fund verwahrt. Falls ein Pensionsgeschaft nicht eingelost wird, konnte dem Pioneer Fund ein Verlust in einer Hohe entstehen, die der Differenz des Wertes der Sicherheit zu dem Rucknahmekurs entspricht.

WERTPAPIERLEIHE: Der Pioneer Fund kann von ihm gehaltene Wertpapiere an Broker/Dealer unter der Bedingung ausleihen, da(beta) die verliehenen Wertpapiere standig durch bargeldgleiche Mittel oder Schatzanweisungen der
Vereinigten Staaten besichert sind und zwar mindestens zum Marktwert der Wertpapiere. Der Pioneer Fund wurde in solchen Fallen weiterhin die Zinsen und Dividenden auf die verliehenen Wertpapiere einnehmen und au(beta)erdem Zinsen aus den Sicherungsmittel beziehen. Die Sicherungsmittel wurden ausschlie(beta)lich aus US-Schatzanweisungen, verbriefte Festgeldanlagen oder kurzlaufenden zinstragenden bargeldgleichen Anlagen bestehen.

Wie auch bei anderen Kreditgewahrungen besteht das Risiko einer verzogerten Zahlung oder sogar des Verlustes der Anspruche an den Sicherheiten, wenn der Ausleiher der Wertpapiere finanziell scheitern sollte. Der Pioneer Fund wird Portefeuille-Wertpapiere nur an Firmen ausleihen, die vorher vom Treuhandergremium gebilligt worden sind, das die Kreditwurdigkeit solcher Firmen uberwacht. Zu keinem Zeitpunkt wird der Wert der ausgeliehenen Wertpapiere 30 % des Wertes des Gesamtvermogens des Pioneer Fund ubersteigen.

AUSLANDISCHE ANLAGEN: Pioneer Fund kann in Wertpapieren anlegen, die von auslandischen, dh. nicht-US-amerikanischen Gesellschaften ausgegeben werden. Die Anlage in Wertpapieren auslandischer Gesellschaften und anderer Lander bringt bestimmte Uberlegungen und Risiken mit sich, die normalerweise nicht mit der Anlage in Wertpapieren der U.S.-Regierung und denjenigen inlandischer Gesellschaften verbunden sind. Auslandische Gesellschaften unterliegen keinen Bilanzierungsvorschriften, Wirtschaftsprufungen oder Finanznormen und Anforderungen, die mit denen fur US-amerikanische Gesellschaften vergleichbar waren. Auslandische Wertpapierborsen, Makler und eingetragene Gesellschaften konnen auch einer geringeren Aufsicht und Regelung durch die Regierung unterliegen, als dies in den Vereinigten Staaten der Fall ist. Von auslandischen Emittenten gezahlte Zinsen konnen Quellensteuern und anderen auslandischen Steuern unterliegen, welche die Nettorendite aus solchen Anlagen im Vergleich zu

                                      (38)
den Zinsen, die einem Pioneer Fonds von der Regierung der Vereinigten Staaten oder von inlandischen Gesellschaften gezahlt werden, verringern.

Daruber hinaus gibt es die Moglichkeiten der Enteignung, der konfiskatorischen Besteuerung, einer politischen, wirtschaftlichen oder sozialen Instabilitat oder diplomatischer Entwicklungen, welche die in anderen Landern angelegten Vermogenswerte eines Fonds negativ beeinflussen konnten. Der Wert auslandischer Wertpapiere kann auch durch Schwankungen der relativen Wechselkurse der Wahrungen verschiedener Lander und durch Borsenkontrollvorschriften negativ beeinflu(beta)t werden. Zum Beispiel wird der Wert eines von einem Pioneer Fond gehaltenen auslandischen Wertpapiers, gemessen in U.S.-Dollars, fallen, wenn die auslandische Wahrung, in der das Wertpapier notiert ist, gegenuber dem
U.S.-Dollar nachgibt. Dies wurde zu einer allgemeinen Verringerung des Inventarwertes, der Ertrage und Kursgewinne, die gegebenenfalls an die Anteilinhaber eines Pioneer Fonds in U.S.-Dollar auszuschutten sind, fuhren. Es konnte auch der Fall eintreten, da(beta) im Vergleich zu den Berichten und Klassifizierungen, die uber Gesellschaften in den U.S.A. veroffentlicht werden, weniger offentliche Informationen zur Verfugung stehen. Auslandische Wertpapiermarkte haben meistens ein geringeres Volumen als die inlandischen Markte, und die Wertpapiere einiger auslandischer Gesellschaften sind weniger liquide und unterliegen heftigeren Kursschwankungen als die Wertpapiere vergleichbarer Gesellschaften in den U.S.A. Um sich gegen Wahrungsentwicklungen abzusichern, konnen die Fonds Wahrungssicherungsgeschafte abschlie(beta)en.

GEDECKTE KAUFOPTIONEN: Pioneer Fund darf gedeckte Kaufoptionen auf bestimmte Portefeuille-Wertpapiere verkaufen, die in Form von Standardvertragen an einer US-amerikanischen Borse oder im NASDAQ gehandelt werden, doch durfen Optionen auf mehr als 25% des Gesamtborsenwertes eines einzelnen Portefeuille-Wertpapieres (der jedes Mal dann, wenn eine Kaufoption verkauft wird, zum Datum dieses Verkaufes ermittelt wird) nicht verkauft werden. Der Pioneer Fund hat derzeit nicht die Absicht, gedeckte Kaufoptionen auf Portefeuille-Wertpapiere mit einem Gesamtborsenwert, der 5% des Gesamtvermogens des Pioneer Fund ubersteigt, zu verkaufen. Als Verkaufer einer Kaufoption erhalt der Pioneer Fund eine Pramie abzuglich Provision und verzichtet dafur wahrend der Laufzeit der Option auf die Moglichkeit, von Steigerungen des Borsenwertes des die Kaufoption deckenden Wertpapieres zu profitieren, die uber den Betrag der Pramie und den Basispreis der Option hinausgehen. Der Kaufer einer solchen, von dem Pioneer Fund verkauften Kaufoption hat die Wahlfreiheit, wahrend der Laufzeit der Option das Wertpapier von dem Pioneer Fund zum Optionspreis zu kaufen. Portefeuille-Wertpapiere, auf die Optionen verkauft werden durfen, werden nur auf der Basis von Anlagenerwagungen erworben, die mit den Anlagezielen des Pioneer Fund im Einklang stehen.

Die die Verkaufsoption deckende Sicherheit wird in ein gesondertes Konto bei der Depotbank des Pioneer Fund gebucht.

Pioneer Fund betrachtet ein durch eine Kaufoption belastetes Wertpapier nicht als "verpfandet", wie dieser Ausdruck in der Beschreibung der Anlagepolitik des Pioneer Fund, die die Verpfandung oder Belastung seiner Vermogensgegenstande mit Rechten Dritter beschrankt, benutzt wird.

Pioneer Fund wird eine Kaufoption nur im Rahmen einer "closing purchase transaction" kaufen, d. h., wenn er eine Kaufoption auf dasselbe Wertpapier mit demselben Ausubungspreis und Ablaufdatum wie eine "gedeckte" Kaufoption, die von ihm bereits verkauft wurde, kauft. Es kann nicht zugesichert werden, da(beta) der Pioneer Fund in der Lage sein wird, solche Verkaufspositionen durch einen korrespondierenden Kauf zu


                                      (39)
einem gunstigen Preis zu schlie(beta)en. Wenn der Pioneer Fund ein solches Geschaft nicht schlie(beta)en kann, konnte er sich gezwungen sehen, ein
Wertpapier zu halten, das er anderenfalls vielleicht verkauft hatte. Der Portefeuille-Umsatz des Pioneer Fund kann durch die Ausubung von Optionen erhoht werden, wenn der Borsenwert der zugrundeliegenden Wertpapiere steigt und der Pioneer Fund keine "closing purchase transaction" getatigt hat. Die Provision fur den Kauf oder Verkauf einer Kaufoption ist im Verhaltnis zur Pramie hoher als die Provision im Verhaltnis zum Kauf- oder Verkaufspreis des zugrundeliegenden Wertpapieres.

PIONEER II

PENSIONSGESCHAFTE: Pioneer II kann mit Bankinstituten, die Mitglieder des Federal Reserve System sind, Pensionsgeschafte tatigen, die sieben Tage nicht uberschreiten. Solche Pensionsgeschafte werden vollstandig mit Schuldtiteln des Finanzministeriums der Vereinigten Staaten und/oder ihrer Behorden besichert, und zwar zu einem taglich ermittelten Marktwert von nicht weniger als 100 % der Schuldtitel. Die Sicherheiten werden auf einem gesonderten Konto zugunsten des Pioneer II verwahrt. Falls ein Pensionsgeschaft nicht eingelost wird, konnte dem Pioneer II ein Verlust in einer Hohe entstehen, die der Differenz des Wertes der Sicherheit zu dem Rucknahmekurs entspricht.

WERTPAPIERLEIHE: Pioneer II kann von ihm gehaltene Wertpapiere an Mitgliedsfirmen der New Yorker Wertpapierborse unter der Bedingung ausleihen, da(beta) die verliehenen Wertpapiere standig durch Bargeld, bargeldgleiche Mittel oder Schatzanweisungen der Vereinigten Staaten besichert sind und zwar mindestens zum Marktwert der Wertpapiere. Pioneer II wurde in solchen Fallen weiterhin die Zinsen und Dividenden auf die verliehenen Wertpapiere einnehmen und au(beta)erdem Zinsen aus den Sicherungsmittel beziehen. Pioner II wurde allerdings wahrend der Dauer der Leihe nicht das Rechts haben, mit den Wertpapieren verbundene Stimmrechte wahrzunehmen, doch wurde Pioneer II im Hinblick auf eine wichtige Abstimmung die Leihe rechtzeitig kundigen.

Wie auch bei anderen Kreditgewahrungen besteht das Risiko einer verzogerten Zahlung oder sogar des Verlustes der Anspruche an den Sicherheiten, wenn der Ausleiher der Wertpapiere finanziell scheitern sollte. Pioneer II wird Portefeuille-Wertpapiere nur an Firmen ausleihen, die vorher vom Treuhandergremium gebilligt worden sind, das die Kreditwurdigkeit solcher Firmen uberwacht wird. Zu keinem Zeitpunkt wird der Wert der ausgeliehenen Wertpapiere 30 % des Wertes des Gesamtvermogens des Pioneer II ubersteigen.

AUSLANDISCHE ANLAGEN: Pioneer II kann in Wertpapieren anlegen, die von auslandischen, dh. nicht-US-amerikanischen Gesellschaften ausgegeben werden. Die Anlage in Wertpapieren auslandischer Gesellschaften und anderer Lander bringt bestimmte Uberlegungen und Risiken mit sich, die normalerweise nicht mit der Anlage in Wertpapieren der U.S.-Regierung und denjenigen inlandischer Gesellschaften verbunden sind. Auslandische Gesellschaften unterliegen keinen Bilanzierungsvorschriften, Wirtschaftsprufungen oder Finanznormen und Anforderungen, die mit denen fur US-amerikanische Gesellschaften vergleichbar waren. Auslandische Wertpapierborsen, Makler und eingetragene Gesellschaften konnen auch einer geringeren Aufsicht und Regelung durch die Regierung unterliegen, als dies in den Vereinigten Staaten der Fall ist. Von auslandischen Emittenten gezahlte Zinsen konnen Quellensteuern und anderen auslandischen Steuern unterliegen, welche die Nettorendite aus solchen Anlagen im Vergleich zu den Zinsen, die einem Pioneer Fonds von der Regierung der Vereinigten Staaten oder von inlandischen Gesellschaften gezahlt werden, verringern.

                                      (40)

Daruber hinaus gibt es die Moglichkeiten der Enteignung, der konfiskatorischen Besteuerung, einer politischen, wirtschaftlichen oder sozialen Instabilitat oder diplomatischer Entwicklungen, welche die in anderen Landern angelegten Vermogenswerte eines Fonds negativ beeinflussen konnten. Der Wert auslandischer Wertpapiere kann auch durch Schwankungen der relativen Wechselkurse der Wahrungen verschiedener Lander und durch Borsenkontrollvorschriften negativ beeinflu(beta)t werden. Zum Beispiel wird der Wert eines von einem Pioneer Fond gehaltenen auslandischen Wertpapiers, gemessen in U.S.-Dollars, fallen, wenn die auslandische Wahrung, in der das Wertpapier notiert ist, gegenuber dem
U.S.-Dollar nachgibt. Dies wurde zu einer allgemeinen Verringerung des Inventarwertes, der Ertrage und Kursgewinne, die gegebenenfalls an die Anteilinhaber eines Pioneer Fonds in U.S.-Dollar auszuschutten sind, fuhren. Es konnte auch der Fall eintreten, da(beta) im Vergleich zu den Berichten und Klassifizierungen, die uber Gesellschaften in den U.S.A. veroffentlicht werden, weniger offentliche Informationen zur Verfugung stehen. Auslandische Wertpapiermarkte haben meistens ein geringeres Volumen als die inlandischen Markte, und die Wertpapiere einiger auslandischer Gesellschaften sind weniger liquide und unterliegen heftigeren Kursschwankungen als die Wertpapiere vergleichbarer Gesellschaften in den U.S.A. Um sich gegen Wahrungsentwicklungen abzusichern, konnen die Fonds Wahrungssicherungsgeschafte abschlie(beta)en.

OPTIONEN AUF WERTPAPIERINDIZES: Pioneer II darf Kauf- und Verkaufsoptionen auf Wertpapierindizes kaufen, um sich gegen das Risiko ungunstiger Kursentwicklungen abzusichern, die sich nachteilig auf den Wert der Wertpapiere des Pioneer II oder der Wertpapiere, die der Pioneer II zu erwerben gedenken, auswirken. Optionen auf Wertpapierindizes werden nicht zu spekulativen Zwecken benutzt.

Derzeit werden Optionen auf Aktienindizes nur an nationalen Wertpapierborsen gehandelt. Ein Wertpapierindex schwankt mit den Veranderungen der Borsenwerte der in den Index aufgenommenen Wertpapiere. Zum Beispiel grunden sich einige Optionen auf Aktienindizes auf den Index fur einen aufnahmefahigen Markt wie den S&P 500 oder den Value Line Composite Index. Indexoptionen konnen sich auch auf einen engeren Marktindex wie den S&P 100 grunden.

Pioneer II darf Verkaufsoptionen auf Wertpapierindizes erwerben, um sich gegen ein erwartetes Nachgeben der Wertpapierkurse abzusichern, das sich nachteilig auf den Wert der Portefeuille-Wertpapiere des Pioneer II auswirken wurde. Wenn der Pioneer II eine Verkaufsoption auf einen Wertpapierindex erwirbt, hangt der Betrag, den er bei Ausubung der Option erhalt, davon ab, wie weit der Wertpapierindex unter den Ausubungskurs gefallen ist. Solche Zahlungen haben die Tendenz, ein Nachgeben des Wertes der Portefeuille-Wertpapiere des Pioneer II aufzufangen. Wenn der Wertpapierindex jedoch steigt und oberhalb des Ausubungskurses bleibt, wahrend die Verkaufsoption offen ist, wird der Pioneer II nicht in der Lage sein, die Option gewinnbringend auszuuben und den Betrag der Pramie und der etwaigen Transaktionskosten verlieren. Dieser Verlust kann teilweise durch den Anstieg des Wertes der Portefeuille-Wertpapiere des Pioneer II ausgeglichen werden.

Pioneer II darf Kaufoptionen auf Wertpapierindizes erwerben, um auf einem Aktienmarkt voll angelegt zu bleiben oder einen gunstigen Kurs von Wertpapieren, die er in der Zukunft zu kaufen gedenkt, festzuschreiben. Wenn der Pioneer II eine Kaufoption auf einen Wertpapierindex erwirbt, hangt die Zahlung, die er bei Ausubung der Option erhalt, davon ab, wie weit der Wertpapierindex uber den Ausubungskurs gestiegen ist. Solche Zahlungen wurden es dem Pioneer II ermoglichen, von Wertsteigerungen auf dem Wertpapiermarkt zu profitieren, auch wenn er nicht uber ausreichende Mittel verfugt, die zugrundeliegenden Wertpapiere zu kaufen. Solche Zahlungen konnen auch einen


                                      (41)

Kursanstieg der Wertpapiere auffangen, die der Pioneer II zu kaufen gedenkt. Wenn der Wertpapierindex jedoch fallt und unter dem Ausubungskurs bleibt, wahrend die Kaufoption offen ist, wird der Pioneer II nicht in der Lage sein, die Option gewinnbringend auszuuben und den Betrag der Pramie und der Transaktionskosten verlieren. Der Verlust kann teilweise durch den niedrigeren Kurs ausgeglichen werden, den der Pioneer II beim Kauf weiterer Wertpapiere fur sein Portefeuille zahlt.

Pioneer II darf von ihm erworbene Optionen auf Wertpapierindizes oder eine gleichartige, gegenlaufige Wertpapierindexoption verkaufen, um eine Kaufposition auf einen Wertpapierindex zu schlie(beta)en. Diese "Closing Sale Transactions" ermoglichen es dem Pioneer II, mit seinen Optionspositionen unverzuglich Gewinne zu realisieren oder Verluste geringzuhalten. Alle Optionen auf Wertpapierindizes, die der Pioneer II kauft, werden an einer Borse gelistet und gehandelt. Es besteht jedoch keine Sicherheit, da(beta) fur eine bestimmte Option oder zu einem bestimmten Zeitpunkt ein liquider Sekundarmarkt an einer Optionsborse besteht, und es kann der Fall eintreten, da(beta) fur einige Optionen kein Sekundarmarkt existiert. Daruber hinaus konnen die Wertpapierindexkurse durch Unterbrechungen des Handels der Wertpapiere bestimmter Gesellschaften oder der Emittenten bestimmter Industrien oder durch Beschrankungen, die eine Borse fur Eroffnungs- oder Glattstellungsgeschafte, oder fur beide Arten von Geschaften verhangt, verzerrt werden, wodurch der Handel mit Optionen auf solche Indizes unterbrochen und der Pioneer II daran gehindert wurde, seine Optionspositionen glattzustellen. Wenn der Pioneer II nicht in der Lage ist, eine "Closing Sale Transaction" in Verbindung mit von ihm gekauften Optionen zu tatigen, mu(beta)te er die Optionen ausuben, um einen Gewinn zu realisieren.

Die Handelszeiten fur Optionen brauchen nicht mit den Handelszeiten der ihnen zugrundeliegenden Wertpapiere ubereinstimmen. Soweit die Optionsmarkte vor den Markten fur die zugrundeliegenden Wertpapiere schlie(beta)en, konnen erhebliche Kurs- und Zinssatzschwankungen auf den zugrundeliegenden Markten eintreten, die von den Optionsmarkten nicht reflektiert werden konnen. Der Kauf von Optionen ist eine hochspezialisierte Tatigkeit, die mit Anlagetechniken und Risiken verbunden ist, die sich von denjenigen unterscheiden, die mit gewohnlichen Portefeuille-Wertpapiertransaktionen verbunden sind. Die Mitarbeiter des Anlageberaters des Pioneer II, der Pioneering Management Corporation ("PMC"), besitzen betrachtliche Erfahrungen mit Optionsgeschaften. Neben den Risiken einer unvollstandigen Korrelation zwischen dem Portefeuille des Pioneer II und dem der Option zugrundeliegenden Index bringt der Kauf von Wertpapierindexoptionen das Risiko mit sich, da(beta) die Pramie und die Transaktionskosten, die der Pioneer II beim Kauf der Option bezahlt hat, verlorengehen. Dies konnte bei unerwarteten Kursschwankungen der Wertpapiere des Index, auf den sich die Option grundet, eintreten.

DEVISENTERMINGESCHAFTE: Pioneer II darf Devisentermingeschafte (Forward Foreign Currencies Transactions) tatigen. Die Devisengeschafte des Pioneer II konnen auf Spotbasis, dh. zum Kassakurs, der auf dem nicht US-amerikanischen Devisenmarkt gilt, abgewickelt werden. Pioneer II ist auch befugt, Devisenterminkontrakte auf die Wahrungen der verschiedenen Lander, in denen sie anlegen werden, zu schlie(beta)en, um sich gegen mogliche Schwankungen der Wechselkurse zwischen diesen Wahrungen und dem US-Dollar abzusichern. Dies geschieht durch vertragliche Vereinbarungen, eine bestimmte Wahrung an einem bestimmten kunftigen Datum und zu einem bestimmten Kurs, der bei Vertragsabschlu(beta) festgelegt wird, zu kaufen oder zu verkaufen. Die Geschafte des Pioneer II mit Devisenterminkontrakten werden darauf beschrankt bleiben, bestimmte Transaktionen oder Portefeuille-Positionen abzusichern. Die Absicherung von Transaktionen besteht im Kauf oder Verkauf von Devisenterminkontrakten auf bestimmte


                                      (42)

Forderungen oder Verbindlichkeiten des Pioneer II, die in Verbindung mit dem Kauf und Verkauf solcher Portefeuille-Wertpapiere anfallen, die auf
Fremdwahrungen      lauten.      Zur       Portefeuille-Absicherung       werden
Devisenterminkontrakte als Gegenposition zu Portefeuille-Wertpapierpositionen verwendet, die auf solche Fremdwahrungen lauten oder in ihnen notiert sind. Es gibt keine Garantie dafur, da(beta) Pioneer II Absicherungsgeschafte getatigt hat, wenn ungunstige Wechselkursschwankungen eintreten. Pioneer II braucht nicht notwendigerweise zu versuchen, alle seine nicht-US-amerikanischen Portefeuille-Positionen abzusichern, und wird in solche Transaktionen nur in dem Umfang eintreten, den sein Anlageberater fur angemessen halt. Pioneer II wird keine spekulativen Wahrungsterminkontrakte schlie(beta)en.

Wenn Pioneer II einen Terminkontrakt auf den Kauf einer Fremdwahrung schlie(beta)t, wird seine Depotbank liquide Mittel oder hochliquide Schuldtitel auf ein gesondertes Konto legen, und zwar in einer Hohe, die dem Wert der Gesamtheit der Vermogenswerte des Pioneer II entspricht, die durch den Abschlu(beta) des Terminkontraktes gebunden sind. Diese Vermogensgegenstande werden taglich zum Marktkurs bewertet, und wenn der Wert der Vermogensgegenstande auf dem gesonderten Konto sinkt, werden weitere liquide Mittel oder Wertpapiere in das Konto gelegt, so da(beta) der Wert auf dem Konto dem Engagement des Pioneer II in solchen Kontrakten entspricht. Die Absicherung gegen ein Nachgeben des Wertes einer Wahrung verhindert Kursschwankungen der Portefeuille-Wertpapiere ebenso wenig wie Verluste, wenn die Kurse dieser Wertpapiere fallen. Solche Transaktionen schranken auch die Gewinnmoglichkeiten ein, wenn der Wert der abgesicherten Wahrung steigen sollte. Daruber hinaus konnte es Pioneer II unmoglich sein, sich gegen eine Abwertung abzusichern, mit der so allgemein gerechnet wird, da(beta) Pioneer II sich au(beta)erstande sieht, den Verkauf der Wahrung zu einem Kurs, der uber dem erwarteten Abwertungskurs liegt, vertraglich zu vereinbaren.

Die Kosten, die Pioneer II durch Devisentransaktionen entstehen, schwanken mit Faktoren wie der betreffenden Wahrung, der Gro(beta)e des Kontraktes, der Laufzeit des Kontraktes und den jeweiligen Marktbedingungen. Da Transaktionen mit Fremdwahrungen und Terminkontrakten normalerweise in Eigenregie abgewickelt werden, fallen keine Gebuhren oder Provisionen an. Pioneer II kann eine Terminposition in einer Wahrung glattstellen, indem er den Terminkontrakt verkauft oder einen gegenlaufigen Terminkontrakt schlie(beta)t.

OPTIONEN AUF FREMDWAHRUNGEN: Pioneer II darf in derselben Weise wie bei den Devisentermingeschaften zu Absicherungszwecken Optionen auf Fremdwahrungen kaufen. Zum Beispiel wird ein Nachgeben des Dollarwertes einer Fremdwahrung, auf die Wertpapiere des Portefeuilles lauten, den Dollarwert dieser Wertpapiere verringern, auch wenn ihr Wert in der Fremdwahrung konstant bleibt. Um sich gegen ein solches Nachgeben des Wertes von Portefeuille-Wertpapieren abzusichern, darf Pioneer II Verkaufsoptionen auf die Fremdwahrung kaufen. Wenn der Wert der Wahrung nachgibt, wird Pioneer II dann das Recht haben, diese Wahrung zu einer festen Dollarsumme zu verkaufen, die den Marktwert dieser Wahrung ubersteigt. Dies wurde zu einem Gewinn fuhren, der ganz oder teilweise die negativen Auswirkungen auffangen kann, welche die Wahrungsabwertung auf den Wert der auf diese Wahrung lautenden Wertpapiere des Pioneer II hat. Wenn hingegen mit einem Anstieg des Dollarwertes der Wahrung gerechnet wird, auf die die Wertpapiere lauten, die gekauft werden sollen, so da(beta) der Preis der Wertpapiere sich erhoht, kann Pioneer II Kaufoptionen auf die betreffende Wahrung kaufen. Wenn der Wert der betreffenden Wahrung steigt, wurde der Kauf von Kaufoptionen Pioneer II in die Lage versetzen, die Wahrung fur eine feste Dollarsumme zu kaufen, die geringer als der Marktwert der Wahrung ist. Ein solcher Kauf wurde zu


                                      (43)
einem Gewinn fuhren, der wenigstens teilweise die Auswirkungen einer mit der Wahrung verbundenen Erhohung des Preises von Wertpapieren ausgleichen kann, die Pioneer II zu kaufen gedenkt. Ebenso wie bei anderen Arten von Optionsgeschaften wird sich jedoch der Gewinn, den Pioneer II mit dem Kauf von Devisenoptionen erzielt, um den Betrag der Pramie und der entstandenen Transaktionskosten verringern. Hinzu kommt, da(beta) dann, wenn die Wechselkurse sich nicht in der Richtung oder in dem Umfang verandern, mit denen gerechnet worden ist, Pioneer II Verluste aus Geschaften mit Devisenoptionen entstehen konnen, da er einen Teil oder die Gesamtheit der Gewinne verliert, die vorteilhafte Wechselkursanderungen mit sich gebracht hatten.

Pioneer II kann seine Position in einer Devisenoption glattstellen, indem er entweder die von ihm gekaufte Option verkauft oder eine gegenlaufige Option aufbaut.


PIONEER GROWTH TRUST

LIQUIDITAT: Das Treuhandergremium tragt die Verantwortung fur die Entscheidungen, welche Wertpapiere als liquide oder illiquide einzustufen sind. Das Treuhandergremium hat fur das Tagesgeschaft diese Aufgabe an PMC ubertragen, die sich dabei an von den Treuhandern uberpruften Richtlinien zu halten hat. Bei der Entscheidung uber die Liquiditat einer Anlage berucksichtigt PMC eine Reihe von Faktoren. Zu diesen zahlen u.a.: (1) Die Haufigkeit des Handels in diesem Wertpapier; (2) die Anzahl der Handler, die Preise des Wertpapiers notieren; (3) die Anzahl der Handler, die sich verpflichtet haben, als Marktmacher des Wertpapiers zu handeln; (4) die Zahl der potentiellen Kaufer, (5) die Natur des Wertpapiers und in welcher Weise der Handel abgewickelt wird (z.B. innerhalb welcher Zeit das Wertpapier verkauft werden kann, wie Angebote abgegeben werden und der Mechanismus der Ubertragung). PMC wird die Liquiditat der Wertpapiere in jedem Fonds beobachten und periodisch das Treuhandergremium uber die entsprechenden Entscheidungen unterrichten.

PENSIONSGESCHAFTE: Pioneer Capital Growth Fund, Pioneer Equity-Income Fund und Pioneer Gold Shares konnen mit Bankinstituten, die Mitglieder des Federal
Reserve System sind, Pensionsgeschafte tatigen, die sieben Tage nicht uberschreiten. Solche Pensionsgeschafte werden vollstandig mit Schuldtiteln des Finanzministeriums der Vereinigten Staaten und/oder ihrer Behorden besichert, und zwar zu einem taglich ermittelten Marktwert von nicht weniger als 100 % der Schuldtitel. Die Sicherheiten werden bei der Depotbank des Pioneer Growth Trust auf einem gesonderten Konto zugunsten des Pioneer Capital Growth Fund, des Pioneer Equity-Income Fund und des Pioneer Gold Shares verwahrt. Falls ein Pensionsgeschaft nicht eingelost wird, konnte dem jeweiligen Fonds ein Verlust in einer Hohe entstehen, die der Differenz des Wertes der Sicherheit zu dem Rucknahmekurs entspricht.

WERTPAPIERLEIHE: Pioneer Capital Growth Fund, Pioneer Equity-Income Fund und Pioneer Gold Shares konnen von ihnen gehaltene Wertpapiere an Broker/Dealer unter der Bedingung ausleihen, da(beta) die verliehenen Wertpapiere standig durch bargeldgleiche Mittel oder Schatzanweisungen der Vereinigten Staaten besichert sind und zwar mindestens zum Marktwert der Wertpapiere. Pioneer Capital Growth Fund, Pioneer Equity-Income Fund und Pioneer Gold Shares wurden in solchen Fallen weiterhin die Zinsen und Dividenden auf die verliehenen Wertpapiere einnehmen und au(beta)erdem Zinsen aus den Sicherungsmitteln beziehen. Die Sicherungsmittel wurden ausschlie(beta)lich aus US-Schatzanweisungen, verbriefte Festgeldanlagen oder kurzlaufenden zinstragenden bargeldgleichen Anlagen bestehen.

                                      (44)

Wie auch bei anderen Kreditgewahrungen besteht das Risiko einer verzogerten Zahlung oder sogar des Verlustes der Anspruche an den Sicherheiten, wenn der Ausleiher der Wertpapiere finanziell scheitern sollte. Pioneer Capital Growth Fund, Pioneer Equity-Income Fund und Pioneer Gold Shares werden Portefeuille-Wertpapiere nur an Firmen ausleihen, die vorher vom Treuhandergremium gebilligt worden sind, das die Kreditwurdigkeit solcher Firmen uberwacht. Zu keinem Zeitpunkt wird der Wert der ausgeliehenen Wertpapiere 30 % des Wertes des Gesamtvermogens eines einzelnen Fonds ubersteigen.

AUSLANDISCHE ANLAGEN: Pioneer Capital Growth Fund und Pioneer Gold Shares konnen in Wertpapieren anlegen, die von auslandischen, dh. nicht-US-amerikanischen Gesellschaften ausgegeben werden. Die Anlage in Wertpapieren auslandischer Gesellschaften und anderer Lander bringt bestimmte Uberlegungen und Risiken mit sich, die normalerweise nicht mit der Anlage in Wertpapieren der U.S.-Regierung und denjenigen inlandischer Gesellschaften verbunden sind. Auslandische
Gesellschaften        unterliegen       keinen        Bilanzierungsvorschriften,
Wirtschaftsprufungen oder Finanznormen und Anforderungen, die mit denen fur US-amerikanische Gesellschaften vergleichbar waren. Auslandische Wertpapierborsen, Makler und eingetragene Gesellschaften konnen auch einer geringeren Aufsicht und Regelung durch die Regierung unterliegen, als dies in den Vereinigten Staaten der Fall ist. Von auslandischen Emittenten gezahlte Zinsen konnen Quellensteuern und anderen auslandischen Steuern unterliegen, welche die Nettorendite aus solchen Anlagen im Vergleich zu den Zinsen, die einem der Fonds von der Regierung der Vereinigten Staaten oder von inlandischen Gesellschaften gezahlt werden, verringern.

Daruber hinaus gibt es die Moglichkeiten der Enteignung, der konfiskatorischen Besteuerung, einer politischen, wirtschaftlichen oder sozialen Instabilitat oder diplomatischer Entwicklungen, welche die in anderen Landern angelegten Vermogenswerte eines Fonds negativ beeinflussen konnten. Der Wert auslandischer Wertpapiere kann auch durch Schwankungen der relativen Wechselkurse der Wahrungen verschiedener Lander und durch Borsenkontrollvorschriften negativ beeinflu(beta)t werden. Zum Beispiel wird der Wert eines von einem der Fonds gehaltenen auslandischen Wertpapiers, gemessen in U.S.-Dollars, fallen, wenn die auslandische Wahrung, in der das Wertpapier notiert ist, gegenuber dem
U.S.-Dollar nachgibt. Dies wurde zu einer allgemeinen Verringerung des Inventarwertes, der Ertrage und Kursgewinne, die gegebenenfalls an die Anteilinhaber eines Pioneer Fonds in U.S.-Dollar auszuschutten sind, fuhren. Es konnte auch der Fall eintreten, da(beta) im Vergleich zu den Berichten und Klassifizierungen, die uber Gesellschaften in den U.S.A. veroffentlicht werden, weniger offentliche Informationen zur Verfugung stehen. Auslandische Wertpapiermarkte haben meistens ein geringeres Volumen als die inlandischen Markte, und die Wertpapiere einiger auslandischer Gesellschaften sind weniger liquide und unterliegen heftigeren Kursschwankungen als die Wertpapiere vergleichbarer Gesellschaften in den U.S.A. Um sich gegen Wahrungsentwicklungen abzusichern, konnen die Fonds Wahrungssicherungsgeschafte abschlie(beta)en.

OPTIONEN AUF WERTPAPIERE: Jeder Teilfonds des Pioneer Growth Trust darf gedeckte Kaufoptionen auf bestimmte Portefeuille-Wertpapiere kaufen und verkaufen, doch durfen Optionen auf mehr als 25% des Gesamtborsenwertes eines einzelnen Portefeuille-Wertpapieres (der jedes Mal dann, wenn eine Kaufoption verkauft wird, zum Datum dieses Verkaufes ermittelt wird) nicht verkauft werden. Keiner der Fonds hat derzeit die Absicht, gedeckte Kaufoptionen auf Portefeuille-Wertpapiere mit einem Gesamtborsenwert, der 5% des Gesamtvermogens des Fonds ubersteigt, zu verkaufen. Als Verkaufer einer Kaufoption erhalt ein Fonds eine Pramie abzuglich Provision und verzichtet dafur wahrend der Laufzeit der Option auf die Moglichkeit, von Steigerungen des Borsenwertes des die Kaufoption deckenden Wertpapieres zu profitieren, die uber


                                      (45)
den Betrag der Pramie und den Basispreis der Option hinausgehen. Der Kaufer einer solchen, von einem Fonds verkauften Kaufoption hat die Wahlfreiheit, wahrend der Laufzeit der Option das Wertpapier von dem betreffenden Fonds zum Optionspreis zu kaufen. Portefeuille-Wertpapiere, auf die Optionen verkauft werden durfen, werden nur auf der Basis von Anlageerwagungen erworben, die mit den Anlagezielen eines Fonds im Einklang stehen. Alle von einem Fonds verkauften Kaufoptionen sind gedeckt; ein Fonds kann eine Kaufoption decken, indem er die der Option unterliegenden Wertpapiere halt, solange die Option offen ist, oder indem eine gegenlaufige Option oder andere Option gekauft wird, die aufgrund ihres Ausubungspreises oder aus anderen Grunden das Nettowagnis eines Fonds aus seiner verkauften Optionsposition deckt. Ein Fonds betrachtet ein durch eine Kaufoption belastetes Wertpapier nicht als "verpfandet", wie dieser Ausdruck in der Politik der einzelnen Fonds, die die Verpfandung oder Belastung ihrer Vermogensgegenstande mit Rechten Dritter beschrankt, benutzt wird.

Ein Fonds darf eine Kaufoption im Rahmen einer "closing purchase transaction" kaufen, d. h., wenn er eine Kaufoption auf dasselbe Wertpapier mit demselben Ausubungspreis und Ablaufdatum wie eine "gedeckte" Kaufoption, die von dem Fonds bereits verkauft wurde, kauft. Die Deckungskaufe ermoglichen es einem Fonds sofort, Gewinne aus den betreffenden Optionspositionen zu realisieren und Verluste zu minimieren. Es kann nicht zugesichert werden, da(beta) ein Fonds in der Lage sein wird, solche Verkaufspositionen durch einen korrespondierenden Kauf zu einem gunstigen Preis zu schlie(beta)en. Wenn ein Fonds ein solches Geschaft nicht schlie(beta)en kann, konnte er sich gezwungen sehen, ein
Wertpapier zu halten, das er anderenfalls vielleicht verkauft hatte. Der Portefeuille-Umsatz eines Fonds kann durch die Ausubung von Optionen erhoht werden, wenn der Borsenwert der zugrundeliegenden Wertpapiere steigt und der Fonds keine "closing purchase transaction" getatigt hat. Die Provision fur den Kauf oder Verkauf einer Kaufoption ist im Verhaltnis zur Pramie hoher als die Provision im Verhaltnis zum Kauf- oder Verkaufspreis des zugrundeliegenden Wertpapieres.


FREMDWAHRUNGSGESCHAFTE (FORWARD FOREIGN CURRENCY TRANSACTIONS): Pioneer Capital Growth Fund und Pioneer Gold Shares durfen Fremdwahrungsgeschafte tatigen. Diese Geschafte durfen auf "spot basis" (Erfullung zwei Werktage nach Geschaftsabschlu(beta)), d.h. auf Kassabasis, zu dem Kassakurs getatigt werden, der auf dem Devisenmarkt fur den Kauf oder Verkauf von Devisen gilt. Growth Fund und Gold Shares sind auch berechtigt, zur Absicherung gegen mogliche Schwankungen des Wechselkurses zwischen diesen Wahrungen und dem US-Dollar mit Wahrungsterminkontrakten uber die Wahrungen der verschiedenen Lander zu arbeiten, in denen die Fonds anlegen werden. Dies geschieht in Form der vertraglichen Vereinbarung, eine bestimmte Wahrung an einem bestimmten kunftigen Datum und zu einem bestimmten kunftigen Kurs, die bei Vertragsabschlu(beta) festgelegt werden, zu kaufen oder zu verkaufen. Die Geschafte der Fonds mit Wahrungsterminkontrakten werden darauf beschrankt bleiben, entweder bestimmte Geschafte oder bestimmte Portefeuille-Positionen abzusichern. Die Absicherung von Geschaften erfolgt durch den Kauf oder Verkauf von Wahrungsterminenkontrakten fur bestimmte Forderungen oder Verbindlichkeiten der Fonds, die in Verbindung mit dem Kauf und Verkauf ihrer auf Fremdwahrungen lautenden Portefeuille-Wertpapiere entstehen. Die Absicherung des Portefeuilles erfolgt durch die Benutzung von Wahrungsterminkontrakten zur Glattstellung von Portefeuille-Wertpapierpositionen, die auf solche Fremdwahrungen lauten oder in ihnen notiert werden. Es gibt keine Garantie dafur, da(beta) Pioneer Capital Growth Fund oder Pioneer Gold Shares nicht in Sicherungsgeschaften engagiert sind, wenn ungunstige Wechselkursschwankungen eintreten. Weder Pioneer Capital Growth Fund noch Pioneer Gold Shares werden versuchen, die Gesamtheit ihrer auslandischen Portefeuille-Positionen abzusichern, und


                                      (46)
beide Fonds werden solche Geschafte, wenn uberhaupt, nur in dem Umfang abwickeln, der von ihren Anlageberatern als angemessen angesehen wird. Keiner der Fonds wird mit spekulativen Fremdwahrungs-termin-kontrakten arbeiten.

Wenn Pioneer Capital Growth Fund oder Pioneer Gold Shares einen Terminkontrakt uber den Kauf einer Fremdwahrung abschlie(beta)en, wird die Depotbank liquide Mittel oder hochliquide Schuldverschreibungen auf einem gesonderten Konto und in einer Hohe verbuchen, die dem Wert aller Vermogensgegenstande entspricht, die fur den Abschlu(beta) des Terminkontrakts herangezogen wurden. Diese Vermogensgegenstande werden taglich "at market" (zum Marktkurs) bewertet, und wenn der Wert der Vermogensgegenstande auf dem gesonderten Konto sinkt, werden auf dem Konto weitere liquide Mittel oder Wertpapiere verbucht, damit der Wert des Kontos dem Engagement der Fonds in solchen Kontrakten entspricht.

Die Absicherung gegen den Wertverfall einer Wahrung schlie(beta)t Kursschwankungen der Portefeuille-Wertpapiere nicht aus und verhindert auch keine Verluste, wenn die Kurse dieser Wertpapiere fallen. Solche Geschafte beschranken auch die Gewinnmoglichkeiten, wenn der Wert der abgesicherten Wahrung steigt. Daruber hinaus konnte es Pioneer Capital Growth Fund oder Pioneer Gold Shares auch unmoglich sein, sich gegen eine Abwertung abzusichern, mit der allgemein so fest gerechnet wird, da(beta) die Fonds sich nicht in der Lage sehen, einen Kontrakt uber den Verkauf der Wahrung zu einem Kurs abzuschlie(beta)en, der uber dem Niveau der erwarteten Abwertung liegt.

Die Kosten, die Pioneer Capital Growth Fund und Pioneer Gold Shares durch Fremdwahrungsgeschafte entstehen, richten sich nach solchen Faktoren wie der betreffenden Wahrung, dem Kontraktumfang, der Laufzeit des Kontraktes und den bestehenden Marktbedingungen. Da Fremdwahrungs- und Terminkontraktgeschafte fur gewohnlich auf eigene Rechnung abgewickelt werden, fallen keine Gebuhren oder Provisionen an. Pioneer Capital Growth Fund und Pioneer Gold Shares konnen eine Wahrungsterminposition glattstellen, indem sie den Terminkontrakt verkaufen oder einen gegenlaufigen Terminkontrakt schlie(beta)en.


OPTIONEN AUF WERTPAPIERINDIZES: Pioneer Capital Growth Fund und Pioneer Gold Shares (in diesem Kapitel "die Fonds") durfen - anstelle des Kaufes und Verkaufes von Wertpapieren oder neben diesem Kauf oder Verkauf - Verkaufs- und Kaufoptionen auf Indizes erwerben, die sich auf Wertpapiere grunden, in denen sie anlegen durfen, um ihren Cashflow zu steuern und ihre Wagnisse mit auslandischen und inlandischen Aktien oder Aktienmarkten zu kontrollieren. Die Fonds durfen auch Optionen kaufen, um sich gegen die Risiken marktweiter Kursschwankungen abzusichern.

Die Fonds durfen Verkaufsoptionen erwerben, um sich gegen ein erwartetes Nachgeben der Wertpapierkurse abzusichern, das sich ungunstig auf den Wert der Portefeuille-Wertpapiere der Fonds auswirken konnte. Wenn die Fonds eine Verkaufsoption auf einen Wertpapierindex erwerben, hangt der Betrag, den sie bei Ausubung der Option erhalten, davon ab, wie weit der Wertpapierindex unter den Ausubungskurs gefallen ist. Solche Zahlungen haben die Tendenz, ein Nachgeben des Wertes der Portefeuille-Wertpapiere der Fonds aufzufangen. Wenn der Wertpapierindex jedoch steigt und oberhalb des Ausubungskurses bleibt, wahrend die Verkaufsoption offen ist, werden die Fonds nicht in der Lage sein, die Option gewinnbringend auszuuben, und den Betrag der Pramie und der etwaigen Transaktionskosten verlieren. Dieser Verlust kann teilweise durch den Anstieg des Wertes der Portefeuille-Wertpapiere der Fonds ausgeglichen werden.

                                      (47)

Die Fonds durfen Kaufoptionen auf Wertpapierindizes erwerben, um auf einem bestimmten auslandischen Aktienmarkt voll angelegt zu bleiben oder einen gunstigen Kurs von Wertpapieren, die sie in der Zukunft zu kaufen gedenken, festzuschreiben. Wenn die Fonds eine Kaufoption auf einem Wertpapierindex erwerben, hangt die Zahlung, die sie bei Ausubung der Option erhalten, davon ab, wie weit der Wertpapierindex uber den Ausubungskurs gestiegen ist. Solche Zahlungen wurden es den Fonds ermoglichen, von Wertsteigerungen auf dem Wertpapiermarkt zu profitieren, auch wenn sie nicht uber ausreichende Mittel verfugt haben, die zugrundeliegenden Wertpapiere zu kaufen. Solche Zahlungen konnen auch einen Kursanstieg der Wertpapiere auffangen, die die Fonds zu kaufen gedenken. Wenn der Wertpapierindex jedoch fallt und unter dem Ausubungskurs bleibt, wahrend die Kaufoption offen ist, werden die Fonds nicht in der Lage sein, die Option gewinnbringend auszuuben und den Betrag der Pramie und der Transaktionskosten verlieren. Der Verlust kann teilweise durch den niedrigeren Kurs ausgeglichen werden, den die Fonds beim Kauf weiterer Wertpapiere fur ihr Portefeuille zahlen.

Die Fonds durfen von ihnen erworbene Optionen oder gleichartige Optionen verkaufen, bevor die gekaufte Option ablauft, um ihre Position in einer von ihnen gekauften Option zu schlie(beta)en. Die Fonds durfen auch Optionen verfallen lassen, ohne sie auszuuben, was den Verlust der gezahlten Pramie zur Folge hatte.


DEVISENWECHSELKURSTERMINKONTRAKTE UND OPTIONEN AUF DEVISEN: Pioneer Capital Growth Fund und Pioneer Gold Shares haben die Moglichkeit, einen Teil ihres Vermogens in Devisen zu halten und Devisenterminkontrakte zu schlie(beta)en, um die Abwicklung von Devisengeschaften zu erleichtern oder sich gegen Schwankungen der Devisenwechselkurse abzusichern. Die Fonds durfen Devisen auf Spot Basis oder Forward Basis verkaufen, um sich gegen ein erwartetes Nachgeben des Dollarwertes der in ihrem Portefeuille enthaltenen Wertpapiere oder der Wertpapiere, die sie zu verkaufen gedenken, oder deren Verkauf sie vertraglich vereinbart haben, abzusichern oder den Wert von Dividenden, Zinsen oder sonstigen Summen, deren Zahlung sie erwarten, in US-Dollar festzuschreiben. Obwohl diese Technik das Risiko eines Verlustes durch einen Wertverlust der abgesicherten Fremdwahrung minimieren kann, kann sie auch potentielle Gewinne verringern, die sich aus einer Wertsteigerung der Fremdwahrung ergeben konnten. Alternativ konnten die Fonds eine Fremdwahrung kaufen oder einen Terminkaufkontrakt uber die Wahrung schlie(beta)en, um den Wert der Wertpapiere in US-Dollar, die sie kaufen durfen, oder deren Kauf sie vertraglich vereinbart haben, festzuschreiben.

Wenn die Fonds einen Terminkontrakt auf den Kauf einer Fremdwahrung schlie(beta)en, werden sie gezwungen sein, liquide Mittel oder hochliquide Wertpapiere auf ein bei der Depotbank der Fonds gefuhrtes, gesondertes Konto der Fonds zu legen, und zwar in einer Hohe, die dem Wert der Gesamtheit der Vermogenswerte der Fonds entspricht, die durch den Abschlu(beta) des Terminkontraktes gebunden sind.

Die Fonds durfen Verkaufs- und Kaufoptionen auf Fremdwahrungen kaufen, um sich gegen ein Nachgeben des Dollarwertes der auslandischen Portefeuille-Wertpapiere und einen Anstieg der Kosten auslandischer Wertpapiere, die erworben werden sollen, in US-Dollar abzusichern. Der Kauf einer Option auf eine Fremdwahrung kann eine wirksame Absicherung gegen Wechselkursschwankungen sein.

TERMINKONTRAKTE UND OPTIONEN AUF TERMINKONTRAKTE: Um sich gegen Schwankungen der Wertpapierkurse, Wechselkurse oder Zinssatze abzusichern, konnen Pioneer Capital Growth Fund und Pioneer Gold Shares verschiedene Arten von Terminkontrakten kaufen und verkaufen sowie Kauf- und Verkaufsoptionen auf solche Terminkontrakte kaufen


                                      (48)
und verkaufen. Die Fonds durfen auch "closing purchase and sale transactions" (Schlie(beta)ung von Verkaufspositionen durch einen korrespondierenden Kauf und Schlie(beta)ung von Kaufpositionen durch einen korrespondierenden Verkauf) mit Bezug auf solche Kontrakte und Optionen abwickeln. Die Terminkontrakte konnen sich auf unterschiedliche Aktien- und andere Wertpapierindizes, Fremdwahrungen und sonstige Finanzinstrumente und Indizes grunden. Die Fonds werden sich in Termingeschaften und damit verbundenen Optionsgeschaften nur fur die Zwecke einer Absicherung in gutem Glauben engagieren. Diese Geschafte bringen Maklerkosten mit sich, erfordern Einschu(beta)zahlungen und zwingen die Fonds im Falle der Kontrakte und Optionen, die die Fonds zum Kauf von Devisen verpflichten, Vermogenswerte auf ein gesondertes Konto zu legen, um solche Kontrakte und Optionen abzudecken.


BESCHRANKUNGEN UND RISIKEN, DIE MIT OPTIONS-, TERMINKONTRAKT-UND DEVISEN-WECHSELKURSTERMINKONTRAKTEN VERBUNDEN SIND: Geschafte mit Optionen auf Wertpapiere und Wertpapierindizes, Terminkontrakte und Optionen auf Terminkontrakte und Devisenwechselkursterminkontrakte beinhalten: (1) das Liquiditatsrisiko, da(beta) Kontraktpositionen nicht ohne weiteres geschlossen werden konnen, wenn Marktschwankungen eintreten oder generell ein liquider Sekundarmarkt fehlt, (2) das Korrelationsrisiko, da(beta) Wertschwankungen der Absicherungspositionen nicht dem Wertpapiermarkt und den Schwankungen der Fremdwahrung, die abgesichert werden soll, folgen und (3) das Marktrisiko, da(beta) eine falsche Vorhersage der Wertpapier- und Devisenwechselkurse durch den Anlageberater der Fonds zur Folge haben kann, da(beta) die Fonds weniger gute Ergebnisse erzielen, als wenn sie diese Positionen nicht aufgebaut hatten. Die Fonds werden nur Optionen abschlie(beta)en, die in einem geregelten Markt, der dem Publikum offen steht, gehandelt werden. Der Umgang mit Optionen, Terminkontrakten und Devisenwechselkursterminkontrakten ist eine hochspezialisierte Tatigkeit, die mit Anlagetechniken und -risiken verbunden ist, die anderer Art als die mit gewohnlichen Portefeuille-Geschafte verbunden sind. Die Fonds durfen Terminkontrakte und Optionen auf Terminkontrakte nicht fur spekulative Zwecke schlie(beta)en. Fur den Prozentsatz des Fonds-Vermogens, der durch Terminkontrakte und Optionen auf Terminkontrakte, die gutglaubig fur
Absicherungszwecke         geschlossen         wurden,         oder        durch
Devisenwechselkursterminkontrakte gebunden ist, betragt die Obergrenze 100%. Der Verlust, der den Fonds entstehen konnte, wenn sie Terminkontrakte und verkaufte Optionen auf Terminkontrakte und Devisenwechselkursterminkontrakte schlie(beta)en, ist potentiell unbegrenzt. Die Fonds durfen nicht mehr als 5 % ihres Gesamtvermogens in Finanzinstrumenten anlegen, die nicht Absicherungszwecken dienen und die die Erzielung eines Leverageeffekts ermoglichen.

Die Geschafte der Fonds mit Optionen, Devisenwechselkursterminkontrakten, Terminkontrakten und Optionen auf Terminkontrakte konnen dadurch eine Beschrankungen erfahren, da(beta) die Fonds sich als steuerbegunstigte Investmentgesellschaften qualifizieren mussen.

PIONEER CAPITAL GROWTH FUND: Obwohl der Teilfonds in Wertpapieren von Unternehmen jeglicher Kapitalisierung investieren kann, halt er derzeit einen wesentlichen Anteil seiner Anlagen in Unternehmen mit geringer Kapitalausstattung ("small caps"). Wahrend die Anlagen in small caps auf der einen Seite gro(beta)eres Kapitalwachstum versprechen als Anlagen in Unternehmen mit mittlerer oder gro(beta)er Kapitalausstattung, wohnen ihnen andererseits auch gro(beta)ere Risiken inne. Small caps Anlagen reagieren empfindlicher auf Anderungen in den Gewinnerwartungen, und das Handelsvolumen ist geringer als bei Unternehmen mit mittlerer oder gro(beta)er Kapitalausstattung, so da(beta) sie abrupteren und


                                      (49)
unberechenbareren Preisschwankungen ausgesetzt sind. Die Zusammenstellung der Anlagen wird aber von Zeit zu Zeit verschieden sein.

PIONEER GOLD SHARES: Die Anlagepolitik von Pioneer Gold Shares bringt fur den Wert des Portefeuilles besondere Risiken mit sich. In den letzten Jahren hat der Preis des Goldes und anderer Edelmetalle dramatische Schwankungen erlebt, die in erster Linie durch internationale Entwicklungen in Wahrung und Politik, einschlie(beta)lich Handels- oder Devisenbeschrankungen, Devisenab- und aufwertungen sowie sozialer und politischer Bedingungen innerhalb eines Landes, verursacht worden sind. Dramatische Schwankungen des Goldpreises und anderer Metalle werden den Marktwert der Wertpapiere von Gesellschaften beeinflussen, in denen Pioneer Gold Shares anzulegen gedenkt. Der gro(beta)te Goldproduzent ist derzeit die Republik Sudafrika ("Sudafrika"). Andere gro(beta)ere Goldlieferanten sitzen in Australien, Brasilien, Kanada, den Vereinigten Staaten und den Nachfolgestaaten der ehemaligen Sowjetunion, die fruher Teil der Sowjetunion waren. Die heutigen wirtschaftlichen, politischen und sozialen Bedingungen in Sudafrika und den Nachfolgestaaten der ehemaligen Sowjetunion konnen den Goldpreis und folglich auch den Marktwert der Wertpapiere von Gesellschaften dieser Branche ungunstig beeinflussen. Einziger gesetzlich autorisierter Verkaufsbevollmachtigter fur das vom gro(beta)ten Produzenten der Welt, Sudafrika, produzierte Gold ist die Reserve Bank of South Africa. Die Politik der Reserve Bank beeinflu(beta)t den Zeitpunkt des Verkaufes sudafrikanischer Goldbarren in erheblichem Ma(beta)e. Daruber hinaus bestimmt das sudafrikanische Bergbauministerium die Goldgewinnungspolitik. Sudafrika ist vom Goldverkauf abhangig, um die Auslandsdevisen zu erhalten, die es fur die Finanzierung seiner Importe benotigt, und seine Verkaufspolitik hangt notwendigerweise mit den wirtschaftlichen und politischen Entwicklungen des Landes zusammen. Schlie(beta)lich konnen Anlagen in sudafrikanischen Gesellschaften von Gesetzen der Vereinigten Staaten uber Auslandsanlagen in Sudafrika oder Auslandsanlagen im allgemeinen beruhrt werden.


PIONEER INTERNATIONAL GROWTH FUND

AUSLANDISCHE ANLAGEN: Der Fonds kann in Wertpapieren anlegen, die von auslandischen, dh. nicht-US-amerikanischen Gesellschaften ausgegeben werden. Die Anlage in Wertpapieren auslandischer Gesellschaften und anderer Lander bringt bestimmte Uberlegungen und Risiken mit sich, die normalerweise nicht mit der Anlage in Wertpapieren der U.S.-Regierung und denjenigen inlandischer Gesellschaften verbunden sind. Auslandische Gesellschaften unterliegen keinen Bilanzierungsvorschriften, Wirtschaftsprufungen oder Finanznormen und Anforderungen, die mit denen fur US-amerikanische Gesellschaften vergleichbar waren. Auslandische Wertpapierborsen, Makler und eingetragene Gesellschaften konnen auch einer geringeren Aufsicht und Regelung durch die Regierung unterliegen, als dies in den Vereinigten Staaten der Fall ist. Von auslandischen Emittenten gezahlte Zinsen konnen Quellensteuern und anderen auslandischen Steuern unterliegen, welche die Nettorendite aus solchen Anlagen im Vergleich zu den Zinsen, die einem der Fonds von der Regierung der Vereinigten Staaten oder von inlandischen Gesellschaften gezahlt werden, verringern.

Daruber hinaus gibt es die Moglichkeiten der Enteignung, der konfiskatorischen Besteuerung, einer politischen, wirtschaftlichen oder sozialen Instabilitat oder diplomatischer Entwicklungen, welche die in anderen Landern angelegten Vermogenswerte eines Fonds negativ beeinflussen konnten. Der Wert auslandischer Wertpapiere kann auch durch Schwankungen der relativen Wechselkurse der Wahrungen verschiedener Lander und durch Borsenkontrollvorschriften negativ beeinflu(beta)t werden. Zum Beispiel wird der Wert


                                      (50)
der vom Fonds gehaltenen auslandischen Wertpapiers, gemessen in U.S.-Dollars, fallen, wenn die auslandische Wahrung, in der das Wertpapier notiert ist, gegenuber dem U.S.-Dollar nachgibt. Dies wurde zu einer allgemeinen Verringerung des Inventarwertes, der Ertrage und Kursgewinne, die gegebenenfalls an die Anteilinhaber des Fonds in U.S.-Dollar auszuschutten sind, fuhren. Es konnte auch der Fall eintreten, da(beta) im Vergleich zu den Berichten und Klassifizierungen, die uber Gesellschaften in den U.S.A. veroffentlicht werden, weniger offentliche Informationen zur Verfugung stehen. Auslandische Wertpapiermarkte haben meistens ein geringeres Volumen als die inlandischen Markte, und die Wertpapiere einiger auslandischer Gesellschaften sind weniger liquide und unterliegen heftigeren Kursschwankungen als die Wertpapiere vergleichbarer Gesellschaften in den U.S.A. Um sich gegen Wahrungsentwicklungen abzusichern, kann der Fonds Wahrungssicherungsgeschafte abschlie(beta)en.

ANLAGEN IN JAPAN UND ENGLAND: Der Fonds kann jeweils mehr als 25% seines gesamten Vermogens in Wertpapieren von Gesellschaften in Japan und England anlegen, und mehr als 25% des Gesamtvermogens des Fonds, unter Berucksichtigung von Devisentermingeschaften und -positionen, konnen auf den japanischen Yen oder das Britische Pfund lauten. Die Anlage eines so betrachtlichen Teils des Vermogens des Fonds in diesen Landern und Wahrungen setzen den Fonds in besonderem Ma(beta)e den Schwankungen der Wertpapiermarkte, der Wechselkurse und den sozialen, politischen und okonomischen Ereignissen in diesen Landern aus.

ANLAGEN IN AUFSTREBENDEN MARKTEN: Der Fonds kann ohne Einschrankungen in Wertpapieren von Emittenten aus Landern mit aufstrebenden Markten oder Wertpapiermarkten investieren, doch werden nicht mehr als 25% des Gesamtvermogens in Wertpapieren von Emittenten aus einem einzelnen dieser Lander angelegt. Lander mit aufstrebenden Wirtschaften oder Wertpapiermarkten schlie(beta)en ein: Argentinien, Bangladesh, Brasilien, Chile, China, Kolumbien, Tschechische Republik, Agypten, Griechenland, Ungarn, Indien, Indonesien, Israel, Jamaika, Jordanien, Kenia, Sudkorea, Kuwait, Marokko, Nigeria, Pakistan, Peru, Philippinen, Polen, Sudafrika, Sri Lanka, Taiwan, Thailand, Turkei, Venezuela und Zimbabwe. Die politischen und okonomischen Strukturen in diesen Landern konnen erheblichen und schnellen Entwicklungen unterliegen, und diesen Landern mag die soziale, politische und okonomische Stabilitat fehlen, die weiter entwickelte Landern kennzeichnet. Als Folge davon erhohen sich die oben unter ,,Auslandische Anlagen" beschriebenen Risiken. Au(beta)erdem konnen unvorhergesehene politische und soziale Entwicklungen den Wert der Fondsanlagen und die Moglichkeit des Fonds, weitere Anlagen in diesen Landern zu tatigen, beeinflussen. Die geringe Gro(beta)e und die Unerfahrenheit in den Wertpapiermarkten einiger dieser Lander und das beschrankte Handelsvolumen der Wertpapiere in diesen Landern kann dazu fuhren, da(beta) die Fondsanlagen in diesen Landern weniger liquide und gro(beta)eren Wertschwankungen unterworfen sind als in Landern mit weiter entwickelten Wertpapiermarkten (wie zum Beispiel Japan und den westeuropaischen Landern).

ANLAGEN IN DEPOSITARY RECEIPTS: Der Fonds kann Wertpapiere von nicht-US-amerikanischen Emittenten in Form von American Depository Receipts (,,ADRs"), Global Depository Receipts (,,GDRs") und in vergleichbaren Instrumenten oder anderen umtauschbaren Wertpapiere von in Frage kommenden Emittenten halten. Im allgemeinen sind ADRs in registrierter Form fur den US-amerikanischen Wertpapiermarkt und GDRs und andere vergleichbare Instrumente als Inhaberpapiere fur nicht-US-amerikanische Wertpapiermarkte gedacht.

ADRs sind in  US-Dollar  aufgelegt  und  verkorpern  einen  Anteil an dem Recht,
Wertpapiere  eines   auslandischen   Emittenten  zu  erhalten,   die  bei  einer
US-amerikanischen   Bank   oder


                                      (51)

Korrespondenzbank hinterlegt sind. ADRs schlie(beta)en das Risiko, das der Anlage in auslandischen Wertpapieren innewohnt nicht aus. Allerdings kann der Fonds durch die Anlage in ADRs gegenuber der Direktanlage Wechselkursrisiken wahrend der Abwicklungsphase fur Kaufe und Verkaufe vermeiden. GDRs sind nicht unbedingt in derselben Wahrung aufgelegt wie die zugrundeliegenden Wertpapiere, die sie reprasentieren. Im Hinblick auf die Anlagepolitik des Fonds werden Anlagen in ADRs und GDRs behandelt, als seien sie Anlagen in die zugrundeliegenden Wertpapiere der auslandischen Emittenten. Der Fonds kann
Depositary Receipts von Banken erwerben, die mit dem Emittenten der zugrundeliegenden Wertpapiere keine vertraglichen Beziehungen wegen der Ausgabe und Besicherung dieser Depositary Receipts haben. Im Hinblick auf Anlagen des Fonds in diese ,,unsponsored Depositary Receipts" kann eine erhohte Gefahr bestehen, da(beta) der Fonds keine Kenntnis von Ereignissen erlangt, die den Wert des zugrundeliegenden Wertpapiers und damit des betreffenden Depositary Receipts beeinflussen. Au(beta)erdem konnen gewisse Vergunstigungen, die mit dem zugrundeliegenden Wertpapier verbunden sind, dem Inhaber des betreffenden Depositary Receipts nicht zur Verfugung stehen.


OPTIONEN AUF WERTPAPIERINDIZES: Der Fonds darf - anstelle des Kaufes und Verkaufes von Wertpapieren oder neben diesem Kauf oder Verkauf - Verkaufs- und Kaufoptionen auf Indizes erwerben, die sich auf Wertpapiere grunden, in denen er anlegen darf, um seinen Cashflow zu steuern und seine Wagnisse mit auslandischen und inlandischen Aktien oder Aktienmarkten zu kontrollieren. Der Fonds darf auch Optionen kaufen, um sich gegen die Risiken marktweiter Kursschwankungen abzusichern.

Der Fonds darf Verkaufsoptionen erwerben, um sich gegen ein erwartetes Nachgeben der Wertpapierkurse abzusichern, das sich ungunstig auf den Wert der Portefeuille-Wertpapiere des Fonds auswirken konnte. Wenn der Fonds eine Verkaufsoption auf einen Wertpapierindex erwirbt, hangt der Betrag, den er bei Ausubung der Option erhalt, davon ab, wie weit der Wertpapierindex unter den Ausubungskurs gefallen ist. Solche Zahlungen haben die Tendenz, ein Nachgeben des Wertes der Portefeuille-Wertpapiere des Fonds aufzufangen. Wenn der Wertpapierindex jedoch steigt und oberhalb des Ausubungskurses bleibt, wahrend die Verkaufsoption offen ist, wird der Fonds nicht in der Lage sein, die Option gewinnbringend auszuuben, und den Betrag der Pramie und der etwaigen Transaktionskosten verlieren. Dieser Verlust kann teilweise durch den Anstieg des Wertes der Portefeuille-Wertpapiere des Fonds ausgeglichen werden.

Der Fonds darf Kaufoptionen auf Wertpapierindizes erwerben, um auf einem bestimmten auslandischen Aktienmarkt voll angelegt zu bleiben oder einen gunstigen Kurs von Wertpapieren, die er in der Zukunft zu kaufen gedenkt, festzuschreiben. Wenn der Fonds eine Kaufoption auf einem Wertpapierindex erwirbt, hangt die Zahlung, die er bei Ausubung der Option erhalt, davon ab, wie weit der Wertpapierindex uber den Ausubungskurs gestiegen ist. Solche Zahlungen wurden es dem Fonds ermoglichen, von Wertsteigerungen auf dem Wertpapiermarkt zu profitieren, auch wenn er nicht uber ausreichende Mittel verfugt hat, die zugrundeliegenden Wertpapiere zu kaufen. Solche Zahlungen konnen auch einen Kursanstieg der Wertpapiere auffangen, die der Fonds zu kaufen gedenkt. Wenn der Wertpapierindex jedoch fallt und unter dem Ausubungskurs bleibt, wahrend die Kaufoption offen ist, wird der Fonds nicht in der Lage sein, die Option gewinnbringend auszuuben und den Betrag der Pramie und der Transaktionskosten verlieren. Der Verlust kann teilweise durch den niedrigeren Kurs ausgeglichen werden, den der Fonds beim Kauf weiterer Wertpapiere fur ihr Portefeuille zahlt.

                                      (52)

Der Fonds darf von ihm erworbene Optionen oder gleichartige Optionen verkaufen, bevor die gekaufte Option ablauft, um seine Position in einer von ihm gekauften Option zu schlie(beta)en. Der Fonds darf auch Optionen verfallen lassen, ohne sie auszuuben, was den Verlust der gezahlten Pramie zur Folge hatte.


DEVISENWECHSELKURSTERMINKONTRAKTE UND OPTIONEN AUF DEVISEN: Der Fonds hat die Moglichkeit, einen Teil seines Vermogens in Devisen zu halten und
Devisenterminkontrakte    zu    schlie(beta)en,    um   die    Abwicklung    von
Devisengeschaften zu erleichtern oder sich gegen Schwankungen der Devisenwechselkurse abzusichern. Der Fonds darf Devisen auf Spot Basis oder Forward Basis verkaufen, um sich gegen ein erwartetes Nachgeben des Dollarwertes der in seinem Portefeuille enthaltenen Wertpapiere oder der Wertpapiere, die er zu verkaufen gedenkt, oder deren Verkauf er vertraglich vereinbart hat, abzusichern oder den Wert von Dividenden, Zinsen oder sonstigen Summen, deren Zahlung er erwartet, in US-Dollar festzuschreiben. Obwohl diese Technik das Risiko eines Verlustes durch einen Wertverlust der abgesicherten Fremdwahrung minimieren kann, kann sie auch potentielle Gewinne verringern, die sich aus einer Wertsteigerung der Fremdwahrung ergeben konnten. Alternativ konnte der Fonds eine Fremdwahrung kaufen oder einen Terminkaufkontrakt uber die Wahrung schlie(beta)en, um den Wert der Wertpapiere in US-Dollar, die er kaufen darf, oder deren Kauf er vertraglich vereinbart hat, festzuschreiben.

Wenn der Fonds einen Terminkontrakt auf den Kauf einer Fremdwahrung schlie(beta)t, wird er gezwungen sein, liquide Mittel oder hochliquide Wertpapiere auf ein bei der Depotbank der Fonds gefuhrtes, gesondertes Konto des Fonds zu legen, und zwar in einer Hohe, die dem Wert der Gesamtheit der Vermogenswerte des Fonds entspricht, die durch den Abschlu(beta) des Terminkontraktes gebunden sind.

Der Fonds darf Verkaufs- und Kaufoptionen auf Fremdwahrungen kaufen, um sich gegen ein Nachgeben des Dollarwertes der auslandischen Portefeuille-Wertpapiere und einen Anstieg der Kosten auslandischer Wertpapiere, die erworben werden sollen, in US-Dollar abzusichern. Der Kauf einer Option auf eine Fremdwahrung kann eine wirksame Absicherung gegen Wechselkursschwankungen sein.


TERMINKONTRAKTE UND OPTIONEN AUF TERMINKONTRAKTE: Um sich gegen Schwankungen der Wertpapierkurse, Wechselkurse oder Zinssatze abzusichern, kann der Fonds verschiedene Arten von Terminkontrakten kaufen und verkaufen sowie Kauf- und Verkaufsoptionen auf solche Terminkontrakte kaufen und verkaufen. Der Fonds darf auch "closing purchase and sale transactions" (Schlie(beta)ung von Verkaufspositionen durch einen korrespondierenden Kauf und Schlie(beta)ung von Kaufpositionen durch einen korrespondierenden Verkauf) mit Bezug auf solche Kontrakte und Optionen abwickeln. Die Terminkontrakte konnen sich auf unterschiedliche Aktien- und andere Wertpapierindizes, Fremdwahrungen und sonstige Finanzinstrumente und Indizes grunden. Der Fonds wird sich in Termingeschaften und damit verbundenen Optionsgeschaften nur fur die Zwecke einer Absicherung in gutem Glauben engagieren. Diese Geschafte bringen Maklerkosten mit sich, erfordern Einschu(beta)zahlungen und zwingen den Fonds im Falle der Kontrakte und Optionen, die den Fonds zum Kauf von Devisen verpflichtet, Vermogenswerte auf ein gesondertes Konto zu legen, um solche Kontrakte und Optionen abzudecken.

PENSIONSGESCHAFTE: Der Fonds kann mit Bankinstituten, die Mitglieder des Federal Reserve System sind, Pensionsgeschafte tatigen, die sieben Tage nicht uberschreiten. Solche Pensionsgeschafte werden vollstandig mit Schuldtiteln des Finanzministeriums der


                                      (53)

Vereinigten Staaten und/oder ihrer Behorden besichert, und zwar zu einem taglich ermittelten Marktwert von nicht weniger als 100 % der Schuldtitel. Die Sicherheiten werden bei der inlandischen Hinterlegungsstelle des Fonds auf einem gesonderten Konto zugunsten des Fonds verwahrt. Falls ein Pensionsgeschaft nicht eingelost wird, konnte dem Fonds ein Verlust in einer Hohe entstehen, die der Differenz des Wertes der Sicherheit zu dem Rucknahmekurs entspricht.

BESCHRANKT HANDELBARE UND ILLIQUIDE WERTPAPIERE: Der Fonds kann in beschrankt handelbare Wertpapiere anlegen,(d.h. in Wertpapiere, die vor einen Angebot an die US-amerikanische Offentlichkeit registriert werden mu(beta)ten), einschlie(beta)lich solcher Wertpapiere, die gema(beta) Rule 144A zum Securities Act von 1933 nur an bestimmte institutionelle Anleger verkauft werden durfen. Au(beta)erdem kann der Fonds bis zu 15% seines Nettovermogens in beschrankt handelbare Wertpapiere anlegen, die gema(beta) Rule 144A gekauft oder verkauft werden, die entweder als Folge von rechtlichen oder vertraglichen Beschrankungen oder mangels Bestehens eines Marktes illiquide sind. Das Treuhandergremium hat Richtlinien entwickelt anhand deren die Verwaltungsgesellschaft taglich die Liquiditat beschrankt handelbarer Wertpapiere beobachten und einschatzt. Das Gremium behalt aber die Aufsicht und ist letztlich fur die Einschatzungen verantwortlich. Weil es nicht moglich ist, die Entwicklung der Markte fur gema(beta) Rule 144A beschrankt handelbare Wertpapiere vorherzusagen, wird das Gremium die Anlage des Fonds in diese Wertpapiere sehr sorgfaltig beobachten und dabei ein besonderes Augenmerk auf so wichtige Faktoren wie die Bewertung, Liquiditat und Verfugbarkeit von Informationen richten. Sollten mogliche institutionelle Anleger an Kaufen dieser Wertpapiere nicht interessiert sein, so konnte sich der Teil der illiquiden Mittel des Fonds erhohen. Wertpapiere von nicht-US-amerikanischen Emittenten, die der Fonds im Rahmen von Transaktionen unter Rule 144A erwirbt, aber die der Fonds offentlich in einem nicht-US-amerikanischen Wertpapiermarkt verkaufen kann, gelten nicht als beschrankt handelbare Wertpapiere.

BESCHRANKUNGEN UND RISIKEN, DIE MIT OPTIONS-, TERMINKONTRAKT- UND DEVISENWECHSELKURSTERMINKONTRAKTEN VERBUNDEN SIND: Geschafte mit Optionen auf Wertpapiere und Wertpapierindizes, Terminkontrakte und Optionen auf Terminkontrakte und Devisenwechselkursterminkontrakte beinhalten: (1) das Liquiditatsrisiko, da(beta) Kontraktpositionen nicht ohne weiteres geschlossen werden konnen, wenn Marktschwankungen eintreten oder generell ein liquider Sekundarmarkt fehlt, (2) das Korrelationsrisiko, da(beta) Wertschwankungen der Absicherungspositionen nicht dem Wertpapiermarkt und den Schwankungen der Fremdwahrung, die abgesichert werden soll, folgen und (3) das Marktrisiko, da(beta) eine falsche Vorhersage der Wertpapier- und Devisenwechselkurse durch den Anlageberater der Fonds zur Folge haben kann, da(beta) die Fonds weniger gute Ergebnisse erzielen, als wenn sie diese Positionen nicht aufgebaut hatten. Die Fonds werden nur Optionen abschlie(beta)en, die in einem geregelten Markt, der dem Publikum offen steht, gehandelt werden. Der Umgang mit Optionen, Terminkontrakten und Devisenwechselkursterminkontrakten ist eine hochspezialisierte Tatigkeit, die mit Anlagetechniken und -risiken verbunden ist, die anderer Art als die mit gewohnlichen Portefeuille-Geschafte verbunden sind. Die Fonds durfen Terminkontrakte und Optionen auf Terminkontrakte nicht fur spekulative Zwecke schlie(beta)en. Fur den Prozentsatz des Fonds-Vermogens, der durch Terminkontrakte und Optionen auf Terminkontrakte, die gutglaubig fur
Absicherungszwecke         geschlossen         wurden,         oder        durch
Devisenwechselkursterminkontrakte gebunden ist, betragt die Obergrenze 100%. Der Verlust, der den Fonds entstehen konnte, wenn sie Terminkontrakte und verkaufte Optionen auf Terminkontrakte und Devisenwechselkursterminkontrakte schlie(beta)en, ist potentiell unbegrenzt. Die Fonds durfen nicht mehr als 5 %
ihres    Gesamtvermogens    in


                                      (54)

Finanzinstrumenten anlegen, die nicht Absicherungszwecken dienen und die die Erzielung eines Leverageeffekts ermoglichen.

Die Geschafte der Fonds mit Optionen, Devisenwechselkursterminkontrakten, Terminkontrakten und Optionen auf Terminkontrakte konnen dadurch eine Beschrankungen erfahren, da(beta) die Fonds sich als steuerbegunstigte Investmentgesellschaften qualifizieren mussen.

















                                      (55)

AUSGEWAHLTE DATEN JE ANTEIL

Die folgenden Angaben sind von Arthur Andersen LLP, einer unabhangigen Wirtschaftsprufungsgesellschaft, in Verbindung mit der Prufung der Finanzausweise der Fonds gepruft worden. Die Anmerkungen von Andersen LLP. zu den Finanzausweisen der Fonds finden sich in deren Jahresabschlussen, die dem Prospekt beigefugt sind. Die unten gelieferten Daten sollten in Verbindung mit den in den Jahresabschlussen enthaltenen Finanzausweisen gelesen werden.


Pioneer Fund                                                  Geschaftsjahrejeweils zum 31. Dezember

                                                     1995          1994          1993          1992        1991          1990
                                                     ----          ----          ----          ----        ----          ----

     Nettoinventarwert zu Beginn des              $ 21,32       $ 23,25         21,51         20,24       18,79         23,28
     Jahres
     Ertrage (Verluste)                            $ 0,49        $ 0,49          0,47         0,50         0,61          0,67
     Realisierte und nichtrealisierte
     Gewinne (Verluste) aus Wert-                    5,13      $ (0,63)          2,57          2,22        3,49        (3,10)
     papieren                                        ----      --------          ----          ----        ----        ------
     Gesamteinkommen (-verlust)
     aus Anlagetigkeit                             $ 5,62      $ (0,14)          3,04          2,72        4,10        (2,43)
     Ausschuttungen an Anteilinhaber:
     aus Nettoertragen                            $ (0,40)     $ (0,49)         (0,47)        (0,50)      (0,61)       (0,67)
     Ausschuttungen aus realisierten
     Kursgewinnen                                 $ (2,09)      $ (1,30)       (0,823)        (0,95)      (2,04)       (1,39)
                                                  --------      --------       -------        ------      ------       ------
     Netto(-abnahme)    bzw.-zunahme
     des Inventarwertes                            $ 3,04      $ (1,93)          1,74          1,27        1,45        (4,49)
                                                   ------      --------          ----          ----        ----        ------
     Nettoinventarwert
     am Ende des Jahres                           $ 24,36      $ 21,32          23,25        $21,51      $20,24       $18,79

     Gesamtertrag                                   26,64       (0,57%)         14,23%        13,60%      22,76%      (10,52%)
     Verhaltnis der betrieblichen Auf-
     wendungen zum durchschnitt-
     lichen Nettovermogen                            0,95%+      0,94%           0,95%         0,98%       0,87%        0,87%
     Verhaltnis der Ertrage (Verluste)
     aus Anlagen zum durch-
     schnittlichen Nettovermogen                     2,01%+      2,13%           2,04%         2,33%       2,87%        3,15%

     Portefeuille-Umschlag                             31%      20,00%          12,00%         3,00%         22%          17%
     Nettoinventarwert am Ende des
     Zeitraums (in Tausend)                    $ 2.466.098   $ 2.011.051     2.042.945      1.786.031    1.614.567     1.395.520

                                      (56)

                                               1989         1988         1987          1986
                                               ----         ----         ----          ----

     Nettoinventarwert zu Beginn des          20,34        18,48        19,72         23,13
     Jahres
     Ertrage (Verluste)                        0,61         0,63         0,62          0,56
     Realisierte und nichtrealisierte
     Gewinne (Verluste) aus Wert-              4,09         2,72         0,41          1,95
     papieren                                  ----         ----         ----          ----
     Gesamteinkommen (-verlust)
     aus Anlagetigkeit                         4,70         3,35         1,03          2,51
     Ausschuttungen an Anteilinhaber:
     aus Nettoertragen                        (0,68)       (0,62)       (0,61)        (0,67)
     Ausschuttungen aus realisierten
     Kursgewinnen                             (1,08)       (0,87)       (1,66)        (5,25)
                                              ------       ------       ------        ------
     Netto(-abnahme)    bzw.-zunahme
     des Inventarwertes                        2,94         1,86        (1,24)        (3,41)
                                               ----         ----        ------        ------
     Nettoinventarwert
     am Ende des Jahres                      $23,28       $20,34       $18,48        $19,72

     Gesamtertrag                             23,39%       18,33%        5,44%        11,49%
     Verhaltnis der betrieblichen Auf-
     wendungen zum durchschnitt-
     lichen Nettovermogen                      0,75%        0,76%        0,70%         0,70%
     Verhaltnis der Ertrage (Verluste)
     aus Anlagen zum durch-
     schnittlichen Nettovermogen               2,60%        3,03%        2,75%         2,44%

     Portefeuille-Umschlag                        6%          11%          14%           31%
     Nettoinventarwert am Ende des
     Zeitraums (in Tausend)                  1.618.320    1.409.755    1.272.118     1.302.120



     Verhaltnis bei unterstelltem Ab-
     zug der indirekt gezahlten
     Gebuhren
     Nettogesamtaufwendugen                          0,94%
     Nettoeinkommen                                  2,02%



*unter der Voraussetzung, da(beta) die ursprungliche Einlage zum Nettoinventarwert zu Beginn eines jeden Zeitraums erfolgte und der Wiederanlage aller Dividenden und Ausschuttungen sowie der vollstandigen Ruckgabe der Anteile zum Nettoinvenatrwert am Ende eines jeden Zeitraums, wobei Ankaufsgebuhren nicht berucksichtigt sind. Eine Berucksichtigung der Ankaufsgebuhren wurde den Gesamtertrag schmalern.

+ Verhaltnisse berucksichtigen keine Verringerung der indirekten Gebuhren.


                                      (57)

Pioneer II                                                                Geschaftsjahrojeweils zum 30. September


                                                    1995         1994          1993          1992         1991         1990
                                                    ----         ----          ----          ----         ----         ----


     Nettoinventarwert zu Beginn des
     Zeitraums                                   $ 19,38       $ 20,55       $ 18,86      $ 18,22       $ 15,35      $ 21,12
     Einkommen aus Anlagetatigkeit
     aus Netoertragen (-verlust)                  $ 0,36        $ 0,36        $ 0,38      $  0,44        $ 0,52       $ 0,59
     aus realierten und nichtreali-
     sierten Gewinnen (Verlusten)
     aus Wertpapieren und Devisen-
     termingeschaften                             3,04          1,05            2,85         1,27          3,16        (3,81)
     Gesamteinkommen (-verlust)
     aus Anlagetigkeit                          $ 3,39         $1,41          $ 3,23        $1,7l         $3,68      $ (3,22)
     Ausschuttungen an Anteilinhaber:
     aus Nettoertragen                           (0,30)        (0,33)          (0,39)       (0,47)        (0,55)       (0,64)
     aus realisierten Kursgewinnen               (1,81)        (2,25)          (1,15)      $(0,60)        (0,26)       (1.91)
     Netto(-abnahme)    bzw.-zunahme
     des Inventarwertes                         $ 1,28        ($1,17)         $ 1,69        $0,64         $2,87       $(5,77)
     Nettoinventarwert
     am Ende des Zeitraums                     $ 20,66        $19,38          $20,55       $18,86        $18,22       $15,35
                                               -------        ------          ------       ------        ------       ------

     Gesamtertrag*                               19,92%         7,37%          18,15%        9,92%        24,61%      (17,16%)
     Verhaltnis der betrieblichen Auf-
     wendungen zum durchschnitt-
     lichen Nettovermogen                         0,93%**       0,90%+          0,95%+      l0,94%+        0,83%        0,75%
     Verhaltnis der Ertrage (Verluste)
     aus Anlagen zum durch-
     schnittlichen Nettovermogen                  1,85%**       1,59%+          1,90%+      l2,32%+        3,02%        3,18%

     Portefeuille-Umschlag                          63%           68%             66%          64            46%          42%
     Nettoinventarwert am Ende des
     Zeitraums (in Tausend)                    5.114.963     4.509.225       4.347.672    3.974.712      4.039.234    3.588.735

     Verhaltnis bei unterstelltem Ab-
     zug der indirekt gezahlten
     Gebuhren
     Nettogesamtaufwendugen                       0,91%         0,90%         0,95%        0,93%           --           --
     Nettoeinkommen                               1,87%         1,59%         1,90%        2,32%           --          ---

                                      (58)

                                              1989          1988          1987          1986
                                              ----          ----          ----          ----


     Nettoinventarwert zu Beginn des
     Zeitraums                               $ 18,29        24,09        $ 18,48       $ 16,65
     Einkommen aus Anlagetatigkeit
     aus Netoertragen (-verlust)                0,65         0,54           0,46          0,43
     aus realierten und nichtreali-
     sierten Gewinnen (Verlusten)
     aus Wertpapieren und Devisen-
     termingeschaften                           3,84        (3,86)          6,67          3,07
     Gesamteinkommen (-verlust)
     aus Anlagetigkeit                        $ 4,49      $ (3,32)        $ 7,13        $ 3,50
     Ausschuttungen an Anteilinhaber:
     aus Nettoertragen                         (0,62)       (0,48)         (0,49)        (0,52)
     aus realisierten Kursgewinnen             (1,04)       (2,00)         (1,03)        (1,15)
     Netto(-abnahme)    bzw.-zunahme
     des Inventarwertes                        $2,63       $(5,80)         $5,61         $1,83
     Nettoinventarwert
     am Ende des Zeitraums                    $21,12       $18,29         $24,09        $18,48
                                              ------       ------         ------        ------

     Gesamtertrag*                             26,55%      (12,04%)        41,37%        22,77%
     Verhaltnis der betrieblichen Auf-
     wendungen zum durchschnitt-
     lichen Nettovermogen                       0,77%        0,81%          0,75%         0,72%
     Verhaltnis der Ertrage (Verluste)
     aus Anlagen zum durch-
     schnittlichen Nettovermogen                3,31%        3,06%          2,18%         2,43%

     Portefeuille-Umschlag                        33%          30%            26%           29%
     Nettoinventarwert am Ende des
     Zeitraums (in Tausend)                   4.411.923    3.724.615      4.456.459     2.841.545

     Verhaltnis bei unterstelltem Ab-
     zug der indirekt gezahlten
     Gebuhren
     Nettogesamtaufwendugen                        --           --             --            --
     Nettoeinkommen                                --           --             --            --

                                      (59)

*unter der Voraussetzung, da(beta) die ursprungliche Einlage zum Nettoinventarwert zu Beginn eines jeden Zeitraums erfolgte und der Wiederanlage aller Dividenden und Ausschuttungen sowie der vollstandigen Ruckgabe der Anteile zum Nettoinvenatrwert am Ende eines jeden Zeitraums, wobei Ankaufsgebuhren nicht berucksichtigt sind. Eine Berucksichtigung der Ankaufsgebuhren wurde den Gesamtertrag schmalern.
** Die Verhaltnisse  berucksichtigen  die Kosten,  die
durch   dritte    Parteien    (Brokern)    getragen    wurden   und   bestimmten
Verrechungsabreden.
+ Die  Verhaltnisse  fur  1994,  1993  und 1992  wurde  den
Bestimmungen der SEC-Anordnung No. 33-7197 angeglichen soweit Zahlungen fur Verwaltungsdiemstleistungen durch Brokerkommissionen erfolgten; im ubrigen fand keine Angleichung statt.











                                      (60)

Pioneer Capital Growth Fund                                       Geschaftsjahr zum 31. Oktober
                                                                                                                  25.7.1990 bis
                                            1995             1994           1993         1992         1991          31.10.1990
                                            ----             ----           ----         ----         ----          ----------
     Nettoinventarwert zu Beginn des
     Zeitraums                            $ 17,26          $ 16,17        $ 12,42       $11,58        7,50             10,50
     Einkommen aus Anlagetatigkeit
     aus Netoertragen (-verlust)           $ 0,08          $ (0,05)         (0,02)       (0,01)       0,07             (0,04)
     aus realierten und nichtreali-
     sierten Gewinnen (Verlusten)
     aus Wertpapieren und Devisen-         $ 3,03           $ 2,80           4,43        $1,21        4,01             (2,96)
     termingeschaften                      ------            ------          ----       -----         ----             ------
     Gesamteinkommen (-verlust)            $ 3,11           $ 2,75         $ 4,41         1,20        4,80             (3,00)
     aus Anlagetigkeit                        --               --             --        $(0,04)        --                --
     Ausschuttungen an Anteilinhaber:       (0,95)           (1,66)         (0,66)      $(0,32)        -                  -
     aus Nettoertragen
     aus realisierten Kursgewinnen         $ 2,16           $ 1,09         $ 3,75         0,84        4,08             (3,0)
     Netto(-abnahme)    bzw.-zunahme
     des Inventarwertes
     Nettoinventarwert
     am Ende des Zeitraums                 $ 19,42          $ 17,26        $ 16,17       $12,42      $11,58             $7,50


     Gesamtertrag*                           19,32%           19,03%        36,59%        10,88%      54,40%           (28,57%)
     Verhaltnis der betrieblichen Auf-
     wendungen zum durchschnitt-
     lichen Nettovermogen                     1,16%+           1,26%         1,27%         1,48%       1,69%             7,12%**
     aus Anlagen zum durch-
     schnittlichen Nettovermogen              0,53%+          (0,44%)       (0,26%)       (0,20)%      0,69%            (2,18)**

     Portefeuille-Umschlag                   59,43%           47,10%        68,09%        62,00%      37,76%             0,00%**
     Nettoinventarwert am Ende des
     Zeitraums (in Tausend)              $ 845.415        $ 405.904     $ 194.670       $75.796     $21.013            $2.483


* Die Berechnung  unterstellt  die Anlage zum  Nettoinventarwert  zum Beginn des Zeitraums ohne  Ankaufsgebuhr  und die
Reinvestition  samtlicher  Dividenden und Ausschuttungen,  sowie die  Ruckgabe  der  Anteile zum Ende des  Zeitraums;
Bei Berucksichtigung der Ankaufsgebuhr wurde sich der Gesamtertrag verringern.

** auf Jahresbasis umgerechnet

+  Verhaltniszahlen schlie(beta)en indirekt gezahlte Gebuhren ein



                                      (60)


Verhaltnisse bei  Unterstellung,  da(beta)  Honorar- und  Kostenverzichte  durch Management Coporation nicht erfolgen:

                                                                                                                     Beginn
                                                                                                               Geschaftstatigkeit
                                                                                                                      bis
                                      31.10. 95    31.10. 94       31.10. 93       31.10.92       31.10.91          .10.90
betriebliche Aufwendungen, netto      ----         ----            ----            -----          2,78%              -----
Anlageverluste, netto                 ----         ----            ----            ------         (0,40%)            -----

Verhaltnisse bei  Unterstellung,  da(beta)  Honorar- und  Kostenverzichte  durch
Pioneering Management Corporation erfolgten:

betriebliche Aufwendungen, netto      1,14%        ----            ----            -----                            -----
Anlageertrage, netto                  0,55%        ----            ----            ------                           -----









                                      (61)


Pioneer Equity-Income Fund                                       Geschaftsjahr zum 31. Oktober

                                                                                                                       25.7.1990
                                                   1995           1994           1993         1992         1991           bis
                                                   ----           ----           ----         ----         ----       31.10.1990


     Nettoinventarwert zu Beginn des             $ 16,16         $ 16,92         14,56       13,25        10,35        12,5000
     Zeitraums
     Einkommen aus Anlagetatigkeit:
     Netoertrage  (-verlust)                      $ 0,54          $ 0,55          0,50        0,52         0,61         0,2239
     Realierte  und nichtrealisierte
     Gewinnen (Verluste)
     aus Wertpapieren                               2,45           (0,54)         2,46        1,57         2,94         (2,24)
                                                    ----           ------         ----        ----         ----         ------
     Gesamteinkommen (-verlust)                   $ 2,99          $ 0,01          2,96        2,09         3,55         (2,02)
     Ausschuttungen an Anteilinhaber:
     aus Nettoertragen                             (0,53)          (0,54)        (0,50)      (0,56)       (0,65)        (0,13)
     aus realisierten Kursgewinnen                 (0,40)          (0,23)        (0,10)      (0,22)           -             -
     Netto(-abnahme)    bzw.-zunahme
     des Inventarwertes                           $ 2,06         $ (0,76)         2,36        1.31         2,90         (2,15)
     Nettoinventarwert
     am Ende des Zeitraums                       $ 18,22         $ 16,16       $ 16,92      $14,56       $13,25        $10,35


     Gesamtertrag*                                 19,51%           0,09%        20,71%      16,53%       35,10%       (13,40%)
     Verhaltnis der betrieblichen Auf-
     wendungen zum durchschnitt-
     lichen Nettovermogen                           1,29%           1,24%         1,33%       1,73%        1,75%         1,75%**
     Verhaltnis der Ertrage (Verluste)
     aus Anlagen zum durch-
     schnittlichen Nettovermogen                    3,26%           3,43%         3,20%       4,01%        5,54          8,44**

     Portefeuille-Umschlag                         13,10%          26,67%        13,57%      18,13%       54,37%         3,83%**
     Nettoinventarwert am Ende des
     Zeitraums (in Tausend)                    $ 249.981       $ 175.943     $ 143.025    $ 39.269     $ 10.616       $ 3.212





* Die Berechnung  unterstellt  die Anlage zum  Nettoinventarwert  zum Beginn des
Zeitraums ohne  Ankaufsgebuhr  und die Reinvestition  samtlicher  Dividenden und
Ausschuttungen,  sowie die  Ruckgabe  der  Anteile zum Ende des  Zeitraums;  Bei
Berucksichtigung der Ankaufsgebuhr wurde sich der Gesamtertrag verringern.

** auf Jahresbasis umgerechnet

Verhaltnisse bei  Unterstellung,  da(beta)  Honorar- und  Kostenverzichte  durch
Pioneering Management Coporation nicht erfolgen:

                                      (62)

                                                                                                                         Beginn
                                                                                                                  Geschaftstatigkeit
                                                                                                                           bis
                                       31.10. 95     31.10. 94       31.10. 93       31.10.92        31.10.91           31.10.90
                                       ---------     ---------       ---------       --------        --------           --------



betriebliche Aufwendungen, netto          ----           ----           ----           1,77%            2,92%%             6,62%
Anlageertrage, netto                      ----           ----           ----           3,97%            4,37%              3,57%

Verhaltnisse bei  Unterstellung,  da(beta)  Honorar- und  Kostenverzichte  durch
Pioneering Management Corporation erfolgten:

betriebliche Aufwendungen, netto          1,27%          ----           ----           -----           -----              -----
Anlageertrage, netto                      3,28%          ----           ----          ------          ------              -----




                                      (63)

Pioneer Gold Shares

                                                 Geschaftsjahr zum 31. Oktober

                                                                                                                       25.7.1990
                                                   1995           1994           1993         1992         1991           bis
                                                   ----           ----           ----         ----         ----       31.10.1990


     Nettoinventarwert zu Beginn des
     Zeitraums                                   $ 7,94         $ 7,44          5,03          5,35           5,33            6,50
     Einkommen aus Anlagetatigkeit:
     Netoertrage  (-verlust)                     $(0,01)        $(0,03)        (0,03)    (0,02) 0,03          (0,11)
     Realierte  und nichtrealisierte
     Gewinnen (Verluste)
     aus Wertpapieren                             (1,13)           0,53          2,44        (0,29)         (0,01)          (1,06)
                                                  ------           ----          ----        ------         ------          ------
     Gesamteinkommen (-verlust)                 $ (1,14)         $ 0.50        $ 2,41        (0,30)          0,02           (1,17)
     Ausschuttungen an Anteilinhaber:
     aus Nettoertragen                               -              -             -          (0,01)           -                -
     aus realisierten Kursgewinnen
     Netto(-abnahme)    bzw.-zunahme
     des Inventarwertes                         $ (1,14)         $ 0,50          2,41        (0,32)          0,02           (1,17)
     Nettoinventarwert
     am Ende des Zeitraums                       $ 6,80          $ 7,94        $ 7,44         5,03          $5,35           $5,33


     Gesamtertrag*                               (14,36%)          6,72%        47,91%       (5,70%)         0,38%         (18,00%)
     Verhaltnis der betrieblichen Auf-
     wendungen zum durchschnitt-
     lichen Nettovermogen                          1,76%+          1,75%         1,75%        1,75%          1,75%           9,21%**
     Verhaltnis der Ertrage (Verluste)
     aus Anlagen zum durch-
     schnittlichen Nettovermogen                  (0,16%)+        (0,40)%       (0,52%)      (0,35%)         0,18%         (6,31%)**

     Portefeuille-Umschlag                         5,79%           2,86%            6%        4,26%          9,89%          15,02%**
     Nettoinventarwert am Ende des
     Zeitraums (in Tausend)                     $24.412         $26.168      $ 14.057      $ 3.461        $ 1.800         $ 1.399



* Die Berechnung  unterstellt  die Anlage zum  Nettoinventarwert  zum Beginn des
Zeitraums ohne  Ankaufsgebuhr  und die Reinvestition  samtlicher  Dividenden und
Ausschuttungen,  sowie die  Ruckgabe  der  Anteile zum Ende des  Zeitraums;  Bei
Berucksichtigung der Ankaufsgebuhr wurde sich der Gesamtertrag verringern.

** auf Jahresbasis umgerechnet

                                      (64)


Verhaltnisse bei  Unterstellung,  da(beta)  Honorar- und  Kostenverzichte  durch
Pioneering Management Coporation nicht erfolgen:
                                                                                                               Beginn
                                                                                                         Geschaftstatigkeit
                                                                                                                bis
                                31.10. 95      31.10. 94      31.10. 93     31.10.92       31.10.91           31.10.90
                                ---------      ---------      ---------     --------       --------           --------

betriebliche   Aufwendungen,      2,28%          2,14%          3,23%         6,62%         10,97%             -----
netto Anlageverluste, netto      (0,68%)        (0,79%)        (2,00%)       (5,22%)        (9,04%)            -----


Verhaltnisse bei  Unterstellung,  da(beta)  Honorar- und  Kostenverzichte  durch
Pioneering Management Corporation erfolgten:

betriebliche   Aufwendungen,      1,75%           ----          ----          -----                            -----
netto Anlageverluste, netto      (0,15%)          ----          ----          -----                            -----




                                      (65)

Pioneer International Growth Fund

                                                  Geschaftsjahr zum                     04.01.1993
                                                                                           bis
                                             30. 11. 1995          30. 11. 1994         30.11.1993
                                             ------------          ------------         ----------


     Nettoinventarwert zu Beginn des
     Zeitraums                                   $ 21,55              $ 20,91            $ 15,00
     Einkommen aus Anlagetatigkeit:
     Netoertrage  (-verlust)                      $(0,04)               $0,19             $(0,03)
     Realierte  und nichtrealisierte
     Gewinnen (Verluste)
     aus Wertpapieren und
     Fremdwahrungstransaktiionen                    0,08                 1,87               5,94
     Gesamteinkommen (-verlust)                    $0,76                $2,06              $5,91
     Ausschuttungen an Anteilinhaber:
     aus Nettoertragen                              ----                (0,03)              ----
     aus realisierten Kursgewinnen                $(1,10)               (1,39)              ----
     Netto(-abnahme)    bzw.-zunahme
     des Inventarwertes                           $(0,34)              $(0,64)             $5,91
     Nettoinventarwert
     am Ende des Zeitraums                       $ 21,21               $ 21,55           $ 20,91


     Gesamtertrag*                                  3,81%                10,03%            39,40%
     Nettoinventarwert am Ende des
     Zeitraums (in Tausend)                      308.488             $ 282.033          $ 86.923
     Verhaltnis der betrieblichen Auf-
     wendungen zum durchschnitt-
     lichen Nettovermogen                           2,00%++               1,95%             1,73%**
     Verhaltnis der Ertrage (Verluste)
     aus Anlagen zum durch-
     schnittlichen Nettovermogen                   (0,23%)++              0,84%            (1,25%)**

     Portefeuille-Umschlag                        219,26%               274,89%           84,69%**




Verhaltnisse bei Unterstellung, da(beta) Honorar- und Kostenverzichte durch
Pioneering Management Coporation nicht erfolgen:
bitriebliche Aufwendungen, netto                    ----                   ----            2,88%**
Anlageverluste, netto                               ----                   ----           (1,63%)**

Verhaltnisse bei Unterstellung, da(beta) Honorar- und Kostenverzichte durch
Pioneering Management Corporation erfolgten:
bitriebliche Aufwendungen, netto                    1,98%                  ----             ----
Anlageverluste, netto                              (0,21%)                 ----             ----


Die Angaben pro Anteil beruhen auf der in dieser Periode durchschnittlch ausgegebenen Anzahl von Anteilen

* Die Berechnung  unterstellt  die Anlage zum  Nettoinventarwert  zum Beginn des
Zeitraums ohne Ankaufsgebuhr und die Reinvestition samtlicher Dividenden und Ausschuttungen, sowie die Ruckgabe der Anteile zum Ende des Zeitraums; Bei Berucksichtigung der ANkaufsgebuhr wurde sich der Gesamtertrag verringern.

** auf Jahresbasis umgerechnet

++ enthalt auch indirekt bezahlte Gebuhren


                                      (66)

                                     KOSTEN

Die folgende Tabelle soll Ihnen die Gebuhren und Kosten aufzeigen, die Sie als Anteilinhaber direkt oder indirekt zu tragen haben, wenn Sie in den betreffenden Fonds anlegen. Die Kosten sind in der Tabelle als Prozentsatz des durchschnittlichen Nettovermogens der einzelnen Fonds zum Ende ihres letzten Geschaftsjahres ausgedruckt.


                            Pioneer Fund     Pioneer II      Pioneer     Pioneer     Pioneer      Pioneer
                                                             Capital   Equity-Income  Gold     International
                                                             Growth       Fund       Shares       Growth
                                                              Fund                                 Fund

Maximale Ankaufs-              5,75%         5,75%            5,75%       5,75%      5,75%         5,75%
gebuhren bei  Kaufen
(1)                                                                                                   (1)

Maximale Ankaufs-              Keine         Keine            Keine       Keine      Keine         Keine
gebuhren bei Wieder-
anlage von Ausschuttungen

Spater anfallende              Keine         Keine            Keine       Keine      Keine         Keine
Ankaufsgebuhr (1)

Rucknahmegebuhr (2)            Keine         Keine            Keine       Keine      keine         Keiner (2)

Umtauschgebuhr                 Keine         Keine            Keine       Keine      keine         Keine




          JAHRLICHE BETRIEBLICHE AUFWENDUNGEN (ALS PROZENTSATZ DES DURCHSCHNITTLICHEN NETTOVERMOGENS)

PIONEER II ZUM 30. SEPTEMBER 1995

In der folgenden  Tabelle wurde das  Verwaltungshonorar  neu  berechnet,  um das
Basis-, Hochst- und Mindesthonorar zu berucksichtigen, das nach den Bestimmungen des zuletzt genehmigten Verwaltungsvertrages an die Pioneering Management
Corporation (,,PMC") zu zahlen ist. Die effektiven Verwaltungshonorare und die betrieblichen Gesamtaufwendungen haben im Geschaftsjahr zum 30. September 1995 nach den Bestimmungen des fruher wirksamen Verwaltungsvertrages 0,45% bzw. 0,93% betragen.

                                       Basissatz              Hochstsatz             Mindestsatz
                                       ---------              ----------             -----------

Verwaltungsgebuhr                        0,60%                   0,70%                  0,50%

12b-1 Gebuhr                             0,19%                   0,19%                  0,19%

Sonstige Kosten (einschlie(beta)-lich
Buchfuhrung, Transfer-agenten
und Verwahrge-buhren sowie
Druckkosten)                             0,29%                   0,29%                  0,29%
                                         ----                    ----                   ----

Gesamte betriebliche                     1,08%                   1,18%                  0,98%
                                         ====                    ====                   ====


                                      (67)

          JAHRLICHE BETRIEBLICHE AUFWENDUNGEN (ALS PROZENTSATZ DES DURCHSCHNITTLICHEN NETTOVERMOGENS)

PIONEER FUND ZUM 31. DEZEMBER 1995

In der folgenden  Tabelle wurde das  Verwaltungshonorar  neu  berechnet,  um das
Basis-, Hochst- und Mindesthonorar zu berucksichtigen, das nach den Bestimmungen des zuletzt genehmigten Verwaltungsvertrages an die Pioneering Management
Corporation (,,PMC") zu zahlen ist. Die effektiven Verwaltungshonorare und die betrieblichen Gesamtaufwendungen haben im Geschaftsjahr zum 31. Dezember 1995 nach den Bestimmungen des fruher wirksamen Verwaltungsvertrages 0,46% bzw. 0,94% betragen.

                                       Basissatz              Hochstsatz             Mindestsatz
                                       ---------              ----------             -----------

Verwaltungsgebuhr                        0,60%                   0,70%                0,50%

12b-1 Gebuhr                             0,18%                   0,18%                0,18%


Sonstige Kosten (einschlie(beta)-lich
Buchfuhrung, Transfer-agenten
und Verwahrge-buhren sowie
Druckkosten                              0,31%                   0,31%                0,31%
                                         ----                    ----                 ----

Gesamte betriebliche
Aufwendungen                             1,09%                   1,19%                0,99%
                                         ====                    ====                 ====


          JAHRLICHE BETRIEBLICHE AUFWENDUNGEN (ALS PROZENTSATZ DES DURCHSCHNITTLICHEN NETTOVERMOGENS)

                                 PIONEER CAPITAL      PIONEER       PIONEER GOLD        PIONEER
                                      GROWTH       EQUITY-INCOME       SHARES        INTERNATIONAL
                                       FUND             FUND                             GROWTH
                                                                                          FUND

Geschaftsjahr                      31.10.1995       31.10.1995      30.10.1995        30.11.1995

Verwaltungsgebuhr                     0,65%            0,65%            0,13%            0,99%

12b-1 Gebuhr                          0,24%            0,23%            0,22%            0,25%


Sonstige Kosten (ein-
schlie(beta)-lich Buchfuhrung,
Transfer-agenten und Ver-
wahrge-buhren sowie                   0,25%            0,39%            1,40%            0,74%
Druckkosten)

Gesamte betriebliche                  1,14%            1,27%            1,75%            1,98%
                                      ----             ----             ----             ----


(1)  Kaufe  von  US$  1.000.000  oder  mehr  unterliegen   keiner   anfanglichen
Ankaufsgebuhr. Eine eventuell spater anfallende Ankaufsgebuhr von 1 % kann jedoch bei Einlosungen von Anteilskonten, die weniger als ein Jahr bestanden haben, berechnet werden, wie im Propsektkapitel ,,Ruckgabe von Anteilen" naher beschrieben wird.

(2)   Gesondere   Gebuhren   gelten   fur   telegrafische    Uberweisungen   von
Verkaufserlosen durch inlandische oder internationale Banken.

                                      (68)

(3) Die Pioneering Management Corporation (,,PMC"), Verwaltungsgesellschaft des Fonds hat sich freiwillig bereiterklart, wegen des Pioneer Gold Shares auf ihre Verwaltungsgebuhren zu verzichten und sonstige betriebliche Aufwendungen des
Fonds in dem Umfang zu ubernehmen, der notwendig ist, um die Aufwendungen des Fonds auf 1,75 % seines durchschnittlichen Nettovermogens zu begrenzen. Ohne Verzicht auf die Verwaltungsgebuhr hatten die gesamten betrieblichen Aufwendungen des Fonds 2,28% betragen.


BEISPIEL:

Fur eine Anlage von US$ 1.000 bei einer angenommenen Jahresrendite von 5 % wurden Sie, mit oder ohne Verkauf am Ende jedes Zeitraums, die folgenden Gebuhren und Kosten zahlen:

PIONEER FUND
                                        1 Jahr      3 Jahre      5 Jahre            10 Jahre
Verwaltungsgebuhr
Basisgebuhr                             $ 68        $ 90         $ 114              $ 183
Hochstgebuhr                            $ 69        $ 93         $ 119              $ 194
 Mindestgebuhr                          $ 67        $ 87         $ 109              $ 172


PIONEER II
                                        1 Jahr      3 Jahre      5 Jahre            10 Jahre
Verwaltungsgebuhr
Basisgebuhr                             $ 68        $ 89         $ 112              $ 178
Hochstgebuhr                            $ 69        $ 92         $ 117              $ 189
 Mindestgebuhr                          $ 67        $ 86         $ 107              $ 167


                 PIONEER CAPITAL           PIONEER        PIONEER GOLD SHARES        PIONEER
                   GROWTH FUND       EQUITY-INCOME FUND                           INTERNATIONAL
                                                                                   GROWTH FUND

 1 Jahre                $68                   $70                  $74                  $76
 3 Jahre                $92                   $95                  $109                 $116
 5 Jahre               $117                  $123                  $147                 $158
10 Jahre               $188                  $202                  $252                 $275


Das  obige   Beispiel  geht  von  einer   Wiederanlage   aller   Dividenden  und
Ausschuttungen sowie davon aus, da(beta) die unter "Jahrliche betriebliche Aufwendungen" aufgefuhrten Prozentsatze jedes Jahr gleich bleiben.

Das Beispiel wird nur fur Informationszwecke gegeben und sollte nicht als verbindliche Erklarung uber vergangene oder kunftige Kosten oder Ertrage verstanden werden. Die tatsachlichen Kosten und Ertrage der Fonds schwanken von Jahr zu Jahr und konnen hoher oder niedriger als die hier angefuhrten sein.

Weitere Informationen uber die Verwaltungsgebuhren, 12b-1 Gebuhren und sonstige Kosten der Pioneer Fonds werden in den Kapiteln "Die Verwaltung der Fonds", "Vertriebsservice-Gebuhr" und "Anteilserwerb" gegeben.

Die Ankaufsgebuhren verringern sich bei Kaufen fur bestimmte gro(beta)ere Betrage, und der Wert der gehaltenen Anteile in allen Pioneer Fonds wird bei der Bestimmung der anzuwendenden Ankaufsgebuhr berucksichtigt. Siehe den Abschnitt "Anteilserwerb". Eine differenzierte Ankaufsgebuhr kann fur den Tausch von
Anteilen  der  Pioneer   Fonds  gegen


                                      (69)

Anteile bestimmter anderer offener Investmentfonds der Pioneer-Gruppe berechnet werden. Siehe das Kapitel "Tauschprivileg".


                    DIVIDENDEN, AUSSCHUTTUNGEN UND US-STEUERN

Jeder Pioneer Fonds hat die Absicht, sich jedes Jahr als "steuerbegunstigte Investmentgesellschaft" gema(beta) Subchapter M des Internal Revenue Code of 1986 in seiner jeweils geltenden Fassung (des "Gesetzes") zu qualifizieren, so da(beta) er fur die an Anteilinhaber ausgeschutteten Ertrage und Kursgewinne keine Bundeskorperschaftsteuern zahlen wird.

PIONEER II schuttet seine Dividenden- und kurzfristigen Kursgewinne gewohnlich zweimal jahrlich aus und zwar im Juni und Dezember; die Ausschuttung der langfristigen Kursgewinne erfolgt im Dezember.

PIONEER  FUND  schuttet  seine   Dividenden-   und   kurzfristigen   Kursgewinne
vierteljahrlich wahrend der Monate Marz, Juni, September und Dezember aus; die Ausschuttung der langfristigen Kursgewinne erfolgt ebenfalls im Dezember.

PIONEER CAPITAL GROWTH FUND, PIONEER EQUITY-INCOME FUND, PIONEER GOLD SHARES und PIONEER INTERNATIONAL GROWTH FUND schutten ihre Dividendenertrage und langfristigen Kursgewinne jahrlich aus, fur gewohnlich im Monat Dezember. Weitere Ausschuttungen erfolgen nur, soweit sie erforderlich sind, um die Kriterien des Gesetzes fur die "erforderliche Ausschuttung" zu erfullen, um die oben beschriebene, nicht absetzbare Verbrauchsteuer zu vermeiden. Realisierte kurzfristige Kursgewinne werden ebenfalls jahrlich ausgeschuttet, mit der Ausnahme, da(beta) Pioneer Capital Growth Fund und Pioneer Equity-Income Fund diese Ausschuttungen vierteljahrlich wahrend der Monate Marz, Juni, September und Dezember vornimmt.

Wenn die Anteilinhaber keine andere Weisung geben, werden alle Ausschuttungen automatisch in weiteren ganzen und Bruchteilsanteilen des betreffenden Fonds ohne Ankaufskosten reinvestiert.

Pioneer Gold Shares und Pioneer Capital Growth Fund unterliegen im Hinblick auf ihre auslandischen Zins- und Dividendenertrage auslandischen Quellensteuern. Jedes Jahr, in dem sich Pioneer Gold Shares qualifiziert, wird Pioneer Gold
Shares eine Wahl treffen, die es bestimmten Anteilinhabern ermoglicht, eine steuerliche Gutschrift (oder, wenn es vorteilhafter ist, eine steuerliche Absetzung) der von Pioneer Gold Shares gezahlten auslandischen Ertragsteuern in Anspruch zu nehmen. Der Anteilinhaber wurde dann den Betrag der von Pioneer Gold Shares gezahlten auslandischen Steuern als zusatzliche Dividende seinen Bruttoeinkunften zuschlagen. Pioneer Gold Shares wird seinen Anteilinhabern jedes Jahr mitteilen, welcher Teil der gezahlten auslandischen Steuern auf sie entfallt, und welche Ertrage Pioneer Gold Shares aus auslandischen Quellen erzielt hat. Dem Pioneer Capital Growth Fund ist dieses Verfahren nicht moglich.


US Strafsteuer:
Kursgewinn-Ausschuttungen und die Erlose aus Einlosungen oder Verkaufen von Fondsanteilen, die an naturliche Personen und andere steuerpflichtige Empfanger gezahlt werden, unterliegen einer Strafsteuer des US-Bundes von 31 %, wenn den Fonds nicht die US-amerikanische Steuernummer des Anteilinhabers oder die sogenannte W-8 Erklarung daruber zugeleitet wurde, da(beta) der Anteilinhaber dieser Steuer nicht unterliegt. Weitere Informationen uber die W-8 Erklarung finden Sie im Kaufauftrag.

Die Anteilinhaber sollten sich bei ihren eigenen Steuerberatern uber die einzelstaatlichen, ortlichen und sonstigen Steuergesetze beraten lassen, die hier Anwendung finden.

                                      (70)

US Quellensteuer:
Gema(beta) Artikel X des Abkommen zwischen der Bundesrepublik Deutschland und den Vereinigten Staaten von Amerika zur Vermeidung der Doppelbesteuerung auf dem Gebiet der Steuern von Einkommen in der Fassung vom 21.08.1991, erhebt der amerikanische Staat auf Ausschuttungen von Dividenden, Zinsen und kurzfristigen Kursgewinnen des Fonds an Personen mit Wohnsitz in der Bundesrepublik Deutschland oder in der Republik Osterreich eine Quellensteuer in Hohe von 15 %. Ausschuttungen der langfristigen realisierten Kursgewinne werden nicht der Quellensteuer unterworfen.


                              ANTEILINHABERHAFTUNG

Nach dem Recht des Staates Massachusetts konnen Anteilinhaber unter bestimmten Umstanden personlich haftbar gemacht werden fur die Verpflichtung der Pioneer Fonds. Allerdings schlie(beta)t die Treuhanderklarung die Anteilinhaberhaftung fur Handlungen und Verpflichtungen der Pioneer Fonds aus und bestimmt, da(beta) dieser Ausschlu(beta) in jeder Vereinbarung oder Erklarung der Pioneer Fonds oder der Treuhander aufgenommen werden mu(beta). Die Treuhanderklarung sieht vor, da(beta) die Anteilinhaber von Verlusten und/oder Kosten, die sie durch ihre Anteilinhaberschaft zu tragen haben, aus den Fondsvermogen freigestellt werden.

Dadurch ist das Risiko der Anteilinhaber, finanzielle Verluste aus der Inhaberhaftung zu erleiden, auf Umstande beschrankt, bei denen die Pioneer Fonds unfahig sind, ihren Verpflichtungen nachzukommen. Die Wahrscheinlichkeit des Eintritts solcher Umstande ist au(beta)erst gering.


                               VEROFFENTLICHUNGEN

Die Pioneer Fonds veroffentlichen in der Bundesrepublik Deutschland taglich die Ausgabe- und Rucknahmepreise u.a. in den folgenden Zeitungen:

Borsenzeitung
Handelsblatt

und in der Republik Osterreich im
Kursblatt der Wiener Wertpapierborse
Der Standard


                                  GERICHTSSTAND

BUNDESREPUBLIK DEUTSCHLAND
Gerichtsstand fur Klagen gegen die Pioneer Fonds, die Verwaltungsgesellschaft oder die Hauptvertriebsgesellschaft, die zu dem Vertrieb der Investmentanteile in der Bundesrepublik Deutschland Bezug haben, ist Munchen. Die Klageschrift sowie alle sonstigen Schriftstucke konnen dem Reprasentanten zugestellt werden.

REPUBLIK OSTERREICH
Gerichtsstand fur Klagen gegen die Pioneer Fonds, die Verwaltungsgesellschaft oder die Vertriebsgesellschaft, die auf den Vertrieb der Investmentanteile in Osterreich Bezug haben, ist Wien. Die Klageschrift sowie alle sonstigen Schriftstucke konnen dem Reprasentanten zugestellt werden.

                                      (71)

                  BESTEUERUNG IN DER BUNDESREPUBLIK DEUTSCHLAND

Die Pioneer Fonds geben den Anteilinhabern bei jeder Ausschuttung und bei ausschuttungsgleichen Ertragen spatestens drei Monate nach Ablauf des Geschaftsjahres des betreffenden Fonds die in ss. 17 Abs. 3 Ziff. 2 AuslInvestmG geforderten steuerlichen Angaben bekannt und weisen sie den Steuerbehorden nach. Die Pioneer Fonds veroffentlichen auch borsentaglich gema(beta) ss. 17 Abs. 3 Ziff. 3 AuslInvestmG ihre Zwischengewinne.

Daher sind deutsche Anteilinhaber gema(beta) ss. 17 AuslInvestmG lediglich fur ausgeschuttete und thesaurierte Zins- und Dividendenertrage der Pioneer Fonds einkommensteuerpflichtig, wobei unerheblich ist, ob die ausgeschutteten Ertrage ausgezahlt oder automatisch in neue Fondsanteile reinvestiert werden.

Die von den Pioneer Fonds erzielten ausgeschutteten oder thesaurierten Kursgewinne aus der Verau(beta)erung von Wertpapieren und Bezugsrechten auf Anteile von Kapitalgesellschaften sind immer steuerfrei, es sei denn, die Kursgewinne gelten als Betriebseinnahmen des Steuerpflichtigen.

Die Anrechnung desjenigen Teils der 15 %-igen US-amerikanischen Quellensteuer, der wegen Zinsen und Dividenden einbehalten wurde, auf die zu entrichtende deutsche Einkommensteuer erfolgt nach ss. 19 AuslInvestmG und den Regelungen des Einkommensteuergesetzes.

Wenn Anteilinhaber ihre Fondsanteile von einem inlandischen Kreditinstitut verwahren oder verwalten lassen, ist dieses Kreditinstitut bei Ausschuttungen von Zins- und Dividendenertragen zum Einbehalt einer Zinsabschlagsteuer in Hohe von 32,25 % (bzw. 37,625 % bei Tafelgeschaften) verpflichtet und zwar auch dann, wenn die Ausschuttung automatisch in neue Fondsanteile reinvestiert wird. Sollten die Pioneer Fonds zu einem bestimmten Zeitpunkt nur einen Teil der bis dahin erzielten Zins- und Dividendenertrage ausschutten, so mu(beta)te das inlandische Kreditinstitut die Zinsabschlagsteuer auf den Gesamtertrag des betreffenden Fonds errechnen und abfuhren.

Die Zinsabschlagsteuer fallt dagegen nicht an, wenn ein Anteilinhaber seine Fondsanteile vom Transferagenten der Pioneer Fonds verwalten la(beta)t und die Ausschuttungszahlungen direkt von den Pioneer Fonds oder uber die deutsche Zahlstelle erhalt.

Im Falle der Ruckgabe, des Umtausches oder anderweitigen Ubertragungen von Rechten an Fondsanteilen (Verau(beta)erungsgeschafte) haben private Anteilinhaber nur den erzielten Zwischengewinn zu versteuern. Der Zwischengewinn wird in ss. 17 Abs. 2 a AuslInvestmG unter Verweisung auf ss. 20 Abs. 1 Nr. 7 und Abs. 2 EStG definiert und la(beta)t sich vereinfacht als derjenige Teil des Nettoinventarwertes eines Fondsanteils bezeichnen, der aus den von dem betroffenen Fonds realisierten Zinsen und gleichgestellten Einnahmen sowie angewachsenen Anspruchen auf diese Einnahmen resultiert, wobei Dividendenertrage nicht zum Zwischengewinn zahlen.

Wird die Ruckgabe von Fondsanteilen uber ein inlandisches Kreditinstitut abgewickelt, so ist dieses zum Einbehalt der Zinsabschlagsteuer auf den Zwischengewinn verpflichtet.

Im ubrigen sind fur private Anteilinhaber die bei Verau(beta)erungsgeschaften erzielten Gewinne steuerfrei, soweit die Fondsanteile uber die Spekulatonsfrist von sechs Monaten hinaus gehalten wurden.

Anteilinhaber werden darauf hingewiesen, da(beta) die Darstellung der Besteuerung in diesem Kapitel auf den Erkenntnissen zum 01.06.1995 beruht. Wegen der in immer kurzeren Zeitabstanden erfolgenden Anderungen des Steuerrechts und der Ungewi(beta)heit einer abweichenden Interpretation durch die Finanzbehorden wird den Anteilinhabern empfohlen, sich wegen ihrer personlichen Steuersituation an ihren Steuerberater zu wenden.

                                      (72)

                     BESTEUERUNG IN DER REPUBLIK OSTERREICH

Die  Pioneer  Fonds  geben  den  Anteilinhabern  bei  jeder  Ausschuttung  deren
Zusammensetzung  aus   Substanzgewinnen   (realisierte  kurz-  und  langfristige
Kursgewinne) und Ertragen bekannt.

Innerhalb von 3 Monaten nach Ablauf des Geschaftsjahres teilen die Pioneer Fonds auch den Betrag der ausschuttungsgleichen Ertrage (thesaurierte Zinsen, Dividenden und sonstige Ertrage, die nicht zur Kostendeckung verwendet werden) mit.

Die Substanzgewinne und  (ausschuttungsgleichen)  Ertrage werden durch einen von
den   Pioneer   Fonds   bestellten    inlandischen   Vertreter   gegenuber   den
Abgabenbehorden gem. ss. 42 Abs. 2 InvFG 1993 nachgewiesen.

Daher sind osterreichische private Anleger gema(beta) ss. 23 InvFG lediglich fur die ausgeschutteten und thesaurierten Ertrage steuerpflichtig, wobei es unerheblich ist, ob die ausgeschutteten Ertrage ausgezahlt oder automatisch in neue Investmentanteile reinvestiert werden. Substanzgewinne der Pioneer Fonds bleiben steuerfrei, sofern die Fondsanteile nicht innerhalb von zwolf Monaten nach ihrem Erwerb wieder zuruckgegeben werden.

Die Versteuerung der Ausschuttungen hat in dem Jahr, in dem sie zugeflossen sind, zu erfolgen. Die ausschuttungsgleichen Ertrage sind in dem Jahr, in dem das Geschaftsjahr des betreffenden Pioneer Fonds ablauft, zu versteuern.

Gema(beta) ss. 42 Abs. 2 Nr. 5 InvFG 1993 sind bei der Verau(beta)erung eines Fondsanteils fur den Zeitraum seit Ende des letzten Geschaftsjahres als ausschuttungsgleicher Ertrag der Unterschiedsbetrag zwischen dem bei Verau(beta)erung festgesetzten Rucknahmepreis und dem letzten im abgeschlossenen Geschaftsjahr festgesetzten Rucknahmepreis anzusetzen. Als ausschuttungsgleicher Ertrag sind aber mindestens 0,8% des bei der Verau(beta)erung festgesetzten Rucknahmepreises fur jeden angefangenen Monat des im Zeitpunkt der Verau(beta)erung laufenden Geschaftsjahres anzusetzen.

Die Anrechnung der amerikanischen Quellensteuer hinsichtlich Ausschuttungen auf Dividenden und Zinsen auf die osterreichischen Einkommensteuer erfolgt nach den Regelungen des Doppelbesteuerungsabkommens zwischen der Republik Osterreich und den Vereinigten Staaten von Amerika.


                                    AUFSICHT

BUNDESREPUBLIK DEUTSCHLAND
DIE PIONEER FONDS UNTERLIEGEN WEDER DER AUFSICHT DES BUNDESAUFSICHTSAMTES FUR DAS KREDITWESEN NOCH EINER ANDEREN STAATLICHEN AUFSICHT DURCH EINE DEUTSCHEN BEHORDE, JEDOCH IST DIE ABSICHT DES VERTRIEBS DER ANTEILE DER FONDS IN DER BUNDESREPUBLIK DEUTSCHLAND DEM BUNDESAUFSICHTSAMT FUR DAS KREDITWESEN GEMA(BETA) SS. 7 AUSLANDINVESTMENT-GESETZ ANGEZEIGT WORDEN. DIE PIONEER FONDS TRAGEN DIE JAHRLICH AN DAS BUNDESAUFSICHTSAMT FUR DAS KREDITWESEN ZU ZAHLENDE GEBUHR IN HOHE VON JEWEILS DM 5.000,-.

REPUBLIK OSTERREICH
DIE PIONEER FONDS UNTERLIEGEN WEDER DER AUFSICHT DES BUNDESMINISTERIUMS FUR FINANZEN NOCH EINER ANDEREN STAATLICHEN AUFSICHT DURCH EINE OSTERREICHISCHE BEHORDE.


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

DER   VERTRIEB   DER   FONDSANTEILE   IN  DER   REPUBLIK   OSTERREICH   IST  DEM
BUNDESMINISTERIUM DER FINANZEN, ABT. V/13, WIEN, NACH DEM INVESTMENT-FONDSGESETZ ANGEZEIGT WORDEN.

VEREINIGTE STAATEN VON AMERIKA
DIE PIONEER FONDS SIND DER SECURITIES AND EXCHANGE COMMISSION (SEC) IN DEN VEREINIGTEN STAATEN ANGEZEIGT WORDEN, JEDOCH SIND DIE ANTEILE NICHT VON DER SEC ODER IRGENDEINER ANDEREN AMERIKANISCHEN BEHORDE GEBILLIGT ODER MI(BETA)BILLIGT WORDEN, NOCH SIND DIE ANGABEN DIESES PROSPEKTES VON EINER SOLCHEN BEHORDE AUF IHRE RICHTIGKEIT ODER ANGEMESSENHEIT UBERPRUFT WORDEN. GEGENTEILIGE ERKLARUNGEN STELLEN EINEN STRAFRECHTLICHEN TATBESTAND DAR.


                                 WIDERRUFSRECHT

BUNDESREPUBLIK DEUTSCHLAND
Wenn der Kauf von Investmentanteilen aufgrund mundlicher Verhandlungen au(beta)erhalb der standigen Geschaftsraume desjenigen, der die Anteile verkauft oder den Verkauf DER Anteile vermittelt hat, zustande kommt, ohne da(beta) der Verkaufer zu den Verhandlungen vom Kaufer aufgefordert worden ist, so ist der Kaufer nach ss. 11 Des Auslandinvestment-Gesetz (Widerrufsrecht) berechtigt, seine Kauferklarung zu widerrufen.

Der Widerruf hat innerhalb einer Frist von zwei Wochen schriftlich gegenuber den Pioneer Fonds oder deren Reprasentaten zu erfolgen. Der Lauf der Frist beginnt mit der Abgabe der Kauferklarung, fruhestens jedoch mit der Aushandigung des Verkaufsprospektes. Zur Wahrung der Frist genugt die rechtzeitige Absendung des Widerrufs.

Das Widerrufsrecht besteht nicht, wenn ein Gewerbetreibender die Anteile fur sein Betriebsvermogen erworben hat.

Hat der Kaufer vor dem Widerruf bereits Zahlungen geleistet, so sind ihm von der Investmentgesellschaft gegen Ruckhabe der erworbenen Anteile der Wert der bezahlten Anteile am Tage nach dem Eingang der Widerrufserklarung und die bezahlten Kosten zu erstatten (ss. 21 Abs. 2-4 KAGG). Die "bezahlten Kosten" entsprechen den Emissionskosten.

REPUBLIK OSTERREICH
Fur osterreichische Anleger findet ss.3 Konsumentenschutz-Gesetz Anwendung.



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


                               VERTRAGSBEDINGUNGEN



Das Rechtsverhaltnis zwischen dem Anleger und den Pioneer Fonds wird von den folgenden Vertragsbestimmungen beherrscht, die sich aus US-Gesetzen, den Treuhanderklarungen, den Satzungen und den Statement of Additional Information ergeben. Eine vollstandige Fassung der vorgenannten Vertragsdokumente in deutscher Sprache ist beim Deutschen Reprasentanten erhaltlich.

I. ALLGEMEINES

1.1 Alle Anteile an den Pioneer Fonds reprasentieren gleiche Vermogensrechte, ohne da(beta) es Anteile mit besseren Rechten gibt. Die Anzahl der Anteile IST unbeschrankt.

1.2 Der Kaufvertrag wird wirksam, sobald ein ordnungsgema(beta)er Kaufauftrag und der Kaufpreis in der Wahrung der Vereinigten Staaten von Nordamerika bei DEM Transferagenten eingegangen ist und der betreffende Pioneer Fonds den Kaufauftrag nicht unverzuglich zuruckweist.

     Ein Ersterwerb mu(beta)mindestens in Hohe von US$ 50,00 (Pioneer Fund, Pioneer II) oder in Hohe von US$ 1.000 (Pioneer Growth Trust, Pioneer International GroWTH Fund) erfolgen.

1.3 Unmittelbar nach Wirksamwerden des Kaufvertrages legt der Transferagent fur den Kaufer ein Anteilkonto an, in dem u.a. die Anzahl der von ihm erworbenen Anteile aufgenommen wird. Dem Kaufer wird eine entsprechende Bestatigung und auf Antrag ein Zertifikat ubersandt.

1.4 Jeweils ein Exemplar der Treuhanderklarungen der Pioneer Fonds wurde beim Innenministerium des Staates Massachusetts hinterlegt; hiermit wird ausdrucklich darauf hingewiesen, da(beta) die Ausgabe des vorliegenden Verkaufsprospektes nur namens der Pioneer Fonds erfolgt, und da(beta) etwaige, mit dem Prospekt verknupfte bzw. SICh aus ihm ergebende Verpflichtungen nicht fur die einzelnen Treuhander oder Anteilinhaber der Pioneer Fonds verbindlich sind, sondern nur gegen das Vermogen der Pioneer Fonds geltend gemacht werden konnen.

II. AUSGABEPREIS

2.1 Der Kaufpreis eines Anteils errechnet sich aus dem Nettoinventarwert des betreffenden Pioneer Fonds, geteilt durch die Zahl der ausstehenden Anteile des betreffenden Pioneer Fonds zuzuglich nach der Hohe der Anlage gestaffelter Ankaufskosten.

2.2 Kaufer,  die innerhalb  von 13 Monaten  Anteile im Wert von  mindestens  US$
50.000 erwerben und mindestens einen Tag wahrend dieser Zeit halten und eine entsprechende Absichtserklarung abgeben, kommen in den Genu(beta) des Mengenrabatts auf die Gesamtanlage.

2.3 Die reduzierten Ankaufsgebuhren gelten auch fur weitere Kaufe von Anteilen, wenn alle Anteile, die ein Kaufer besitzt, zuzuglich der neu gezeichneten Anteile, einen Wert von US$ 50.000 oder mehr ergeben.

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


III. VERFuGUNGSBERECHTIGUNG IM TODESFALL

Im Todesfall konnen die Pioneer Fonds zur Klarung der Verfugungsberechtigung die Vorlegung eines Erbscheines, eines Testamentsvollstreckerzeugnisses oder weiterer hierfur notwendigen Unterlagen verlangen. Der Pioneer Fonds konnen auf die Vorlage eines Erbscheines oder eines Testamentsvollstreckerzeugnisses verzichten, wenn ihnen eine Ausfertigung oder eine beglaubigte Abschrift der letztwilligen Verfugung (Testament, Erbvertrag) nebst zugehoriger Eroffnungsniederschrift vorgelegt wird. Die Fonds durfen denjenigen, der darin als Erbe oder Testamentsvollstrecker bezeichnet ist, als Berechtigten ansehen, ihn verfugen lassen und insbesondere mit befreiender Wirkung an ihn leisten. Das gilt nicht, wenn den Pioneer Fonds bekannt ist, da(beta) der dort Genannte nicht verfugungsberechtigt ist, oder wenn ihnen dies infolge Fahrlassigkeit nICHT bekanntgeworden ist.


IV. TREUHANDER UND VERWALTUNG

4.1 Die Treuhander werden entweder von den anderen Treuhandern oder von den Anteilinhabern gewahlt. Die Anzahl der Treuhander wird durch die Treuhander bestimmt. Mindestens drei Treuhander mussen vorhanden sein.

4.2 Die Verwaltung der Pioneer Fonds obliegt den Treuhandern, welche berechtigt sind, eine Verwaltungsgesellschaft zu diesem Zwecke zu verpflichten. Sie sind Eigentumer und Inhaber aller Vermogenswerte der Pioneer Fonds. Sie halten diese Vermogenswerte treuhanderisch fur die Anteilinhaber im Verhaltnis ihrer Beteiligungen.

V. VERSAMMLUNGEN DER ANTEILINHABER

Die Versammlungen der Anteilinhaber konnen von Zeit zu Zeit von den Treuhandern oder von Anteilinhabern, die mindestens 10% der Anteile halten, einberufen werden.

VI. RUCKKAUF VON ANTEILEN

Die Pioneer Fonds sind verpflichtet, Anteile zum Netto-Inventarwert zuruckzukaufen. Dabei sind bestimmte, von den Treuhandern festgelegte Formalitaten einzuhalten. Die Ruckkaufverpflichtung kann ausgesetzt werden, wenn die Borse in New York geschlossen ist oder wenn die US-Borsenaufsichtsbehorde dies unter bestimmten Umstanden erlaubt.

VII. HAFTUNG DER TREUHANDER

Die Treuhander haften nur im Fall von grober Fahrlassigkeit und Vorsatz. Sie haften nicht fur die Handlungen der anderen Treuhander. Fur im Namen der Fonds ausgefuhrte Rechtshandlungen werden sie personlich nicht verpflichtet.

VIII. FREISTELLUNG DER ANTEILINHABER GEGENUBER ANSPRUCHEN DRITTER

8.1 Falls ein Anteilinhaber personlich in Anspruch genommen werden sollte, nur weil er Anteilinhaber ist und die Inanspruchnahme nicht wegen eines eigenen Fehlverhaltens erfolgt, kann er von dem betroffenen Pioneer Fonds Freistellung fur alle ihm dadurch entstehenden Ausgaben und Kosten verlangen.

8.2 Soweit dritte Personen Anspruche gegen einen Pioneer Fonds haben, richten sich diese nur gegen den Pioneer Fonds selbst und nicht gegen die Anteilinhaber, die Treuhander, seine Vertreter, Angestellten oder Direktoren.

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

IX. SPARPLANE

Soweit die Pioneer Fonds Sparplane anbieten, sind Ankaufsgebuhren nur auf die tatsachlichen einbezahlten Anlagebetrage zu entrichten. Eine Kostenvorwegbelastung im Sinne des ss. 2 Nr. 4c AuslInvestmG findet unter keinen Umstanden statt.

X. ANWENDBARES RECHT

Die Treuhanderklarungen wurde nach den Gesetzen des Comonwealth of Massachusetts
(USA) errichtet. Die Gesetze dieses Staates bestimmen das Rechtsverhaltnis zwischen den Anteilinhabern und den Pioneer Fonds.

XI. BEENDIGUNG DER PIONEER FONDS

Die Pioneer Fonds sind auf unbestimmte Zeit gegrundet. Sie konnen jederzeit von den Treuhandern oder mit einer Mehrheit von zwei Dritteln der Stimmen der Anteilinhaber beendet werden.

Der   Liquidationserlos   ist  nach  Abdeckung  der   Verbindlichkeiten  an  die
Anteilinhaber nach dem Verhaltnis ihrer Anteile auszuschutten.





BESTATIGUNGSVERMERK   FUR  DIE  DURCHFUHRUNG  DER  PROSPEKTKONTROLLE  DURCH  DEN
REPRASENTANTEN, DIE BANK AUSTRIA AKTIENGESELLSCHAFT:

Gema(beta)  den  Bestimmungen  des ss.  26  InvFG  bestatigt  die  Bank  Austria
Aktiengesellschaft als Reprasentant und Prospektkontrolleur, da(beta) der vorliegende Prospekt kONTRolliert und fur richtig und vollstandig befunden wurde.

Bank Austria Aktiengesellschaft








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- KAUFAUFTRAG




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